EXHIBIT 4.1

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                   BANC OF AMERICA MORTGAGE SECURITIES, INC.,


                                  as Depositor,


                     BANK OF AMERICA, NATIONAL ASSOCIATION,


                                  as Servicer,


                                       and


                             WELLS FARGO BANK, N.A.,


                                   as Trustee


                         POOLING AND SERVICING AGREEMENT


                             Dated: January 27, 2006



                             -----------------------


                       Mortgage Pass-Through Certificates


                                  Series 2006-A






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


                                TABLE OF CONTENTS

PRELIMINARY STATEMENT.........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms...................................................
Section 1.02  Interest Calculations...........................................
Section 1.03  Fiscal Year.....................................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans....................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans.................
Section 2.03  Representations and Warranties of the Servicer..................
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans.................................................
Section 2.05  Designation of Interests in the REMICs..........................
Section 2.06  Designation of Start-up Day.....................................
Section 2.07  REMIC Certificate Maturity Date.................................
Section 2.08  Execution and Delivery of Certificates..........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans..............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer........
Section 3.03  Fidelity Bond; Errors and Omissions Insurance...................
Section 3.04  Access to Certain Documentation.................................
Section 3.05  Maintenance of Primary Insurance Policy; Claims;
               Collections of BPP Mortgage Loan Payments......................
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.......................................................
Section 3.07  Trustee to Act as Servicer......................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account and Certificate Account................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts................................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans.............................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account........................................
Section 3.12  Maintenance of Hazard Insurance.................................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.......
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.........
Section 3.15  Trustee to Cooperate; Release of Mortgage Files.................
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee............................
Section 3.17  Servicing Compensation..........................................
Section 3.18  Annual Statement as to Compliance...............................
Section 3.19  Assessments of Servicing Compliance; Registered Public
               Accounting Firm Attestation Reports............................
Section 3.20  Advances........................................................
Section 3.21  Modifications, Waivers, Amendments and Consents.................
Section 3.22  Reports to the Securities and Exchange Commission...............
Section 3.23  Buy-Down Account; Application of Buy-Down Funds.................


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate..........................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions...................................................
Section 5.02  Priorities of Distributions.....................................
Section 5.03  Allocation of Losses............................................
Section 5.04  Statements to Certificateholders................................
Section 5.05  Tax Returns and Reports to Certificateholders...................
Section 5.06  Tax Matters Person..............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the
               Trustee........................................................
Section 5.08  REMIC Related Covenants.........................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates................................................
Section 6.02  Registration of Transfer and Exchange of Certificates...........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates...............
Section 6.04  Persons Deemed Owners...........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer........
Section 7.02  Merger or Consolidation of the Depositor or the Servicer........
Section 7.03  Limitation on Liability of the Depositor, the Servicer
               and Others.....................................................
Section 7.04  Depositor and Servicer Not to Resign............................
Section 7.05  Assignment or Delegation of Duties by the Servicer..............


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default...............................................
Section 8.02  Remedies of Trustee.............................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default........................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default...............................................
Section 8.05  Trustee to Act; Appointment of Successor........................
Section 8.06  Notification to Certificateholders..............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee...............................................
Section 9.02  Certain Matters Affecting the Trustee...........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans...........
Section 9.04  Trustee May Own Certificates....................................
Section 9.05  Eligibility Requirements for Trustee............................
Section 9.06  Resignation and Removal of Trustee..............................
Section 9.07  Successor Trustee...............................................
Section 9.08  Merger or Consolidation of Trustee..............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee...................
Section 9.10  Authenticating Agents...........................................
Section 9.11  Trustee's Fees and Expenses.....................................
Section 9.12  Appointment of Custodian........................................
Section 9.13  Paying Agents...................................................
Section 9.14  Limitation of Liability.........................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates...................................................
Section 9.16  Suits for Enforcement...........................................
Section 9.17  Waiver of Bond Requirement......................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.......


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans..........................................
Section 10.02 Additional Termination Requirements.............................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.......................................................
Section 11.02 Recordation of Agreement........................................
Section 11.03 Limitation on Rights of Certificateholders......................
Section 11.04 Governing Law...................................................
Section 11.05 Notices.........................................................
Section 11.06 Severability of Provisions......................................
Section 11.07 Certificates Nonassessable and Fully Paid.......................
Section 11.08 Access to List of Certificateholders............................
Section 11.09 Recharacterization..............................................
Section 11.10 Insolvency......................................................
Section 11.11 Regulation AB Compliance; Intent of Parties;
               Reasonableness.................................................

EXHIBITS
--------
Exhibit A-1-A-1  -  Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2  -  Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-R  -  Form of Face of Class 1-A-R Certificate
Exhibit A-2-A-1  -  Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-2  -  Form of Face of Class 2-A-2 Certificate
Exhibit A-3-A-1  -  Form of Face of Class 3-A-1 Certificate
Exhibit A-3-A-2  -  Form of Face of Class 3-A-2 Certificate
Exhibit A-4-A-1  -  Form of Face of Class 4-A-1 Certificate
Exhibit A-4-A-2  -  Form of Face of Class 4-A-2 Certificate
Exhibit B-1      -  Form of Face of Class B-1 Certificate
Exhibit B-2      -  Form of Face of Class B-2 Certificate
Exhibit B-3      -  Form of Face of Class B-3 Certificate
Exhibit B-4      -  Form of Face of Class B-4 Certificate
Exhibit B-5      -  Form of Face of Class B-5 Certificate
Exhibit B-6      -  Form of Face of Class B-6 Certificate
Exhibit C        -  Form of Reverse of all Certificates
Exhibit D-1      -  Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2      -  Mortgage Loan Schedule (Loan Group 2)
Exhibit D-3      -  Mortgage Loan Schedule (Loan Group 3)
Exhibit D-4      -  Mortgage Loan Schedule (Loan Group 4)
Exhibit E        -  Request for Release of Documents
Exhibit F        -  Form of Certification of Establishment of Account
Exhibit G-1      -  Form of Transferor Certificate
Exhibit G-2A     -  Form I of Transferee Certificate
Exhibit G-2B     -  Form II of Transferee Certificate
Exhibit H        -  Form of Transferee Representation Letter for ERISA
                     Restricted Certificates
Exhibit I        -  Form of Affidavit Regarding Transfer of the Residual
                     Certificate
Exhibit J        -  Contents of Servicing File
Exhibit K        -  Form of Special Servicing Agreement
Exhibit L        -  List of Recordation States
Exhibit M        -  Form of Initial Certification of the Trustee
Exhibit N        -  Form of Final Certification of the Trustee
Exhibit O        -  Form of Sarbanes-Oxley Certification
Exhibit P        -  Form of Trustee's Certification
Exhibit Q        -  Servicing Criteria
Exhibit R-1      -  Additional Form 10-D Information
Exhibit R-2      -  Additional Form 10-K Information
Exhibit R-3      -  Form 8-K Information

                         POOLING AND SERVICING AGREEMENT

          THIS POOLING AND SERVICING AGREEMENT, dated January 27, 2006, is hereby executed by and among BANC OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, NATIONAL ASSOCIATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, N.A., as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H   T H A T:
                          - - - - - - - - - -   - - - -

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

          In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Certificates (other than the Class 1-A-R Certificate) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class R-L Interest shall constitute the "residual interest" in the Lower-Tier REMIC. The Class R-U Interest shall constitute the "residual interest" in the Upper-Tier REMIC. The Class 1-A-R Certificate shall represent ownership of the Class R-L Interest and the Class R-U Interest. The Certificates and the Uncertificated Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

===================== ======================== =============== ================== ==============
                                                                                    Integral
                                                                                  Multiples in
                           Initial Class        Pass-Through        Minimum         Excess of
      Classes           Certificate Balance         Rate         Denomination        Minimum
--------------------- ------------------------ --------------- ------------------ --------------
Class 1-A-1                    $32,207,000.00       (1)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 1-A-2                     $1,306,000.00       (1)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 1-A-R                           $100.00       (1)                $100             N/A
--------------------- ------------------------ --------------- ------------------ --------------
Class 2-A-1                   $141,435,000.00       (2)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 2-A-2                     $5,734,000.00       (2)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 3-A-1                    $48,035,000.00       (3)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 3-A-2                     $1,948,000.00       (3)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 4-A-1                    $76,232,000.00       (4)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class 4-A-2                     $3,091,000.00       (4)              $1,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-1                       $7,247,000.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-2                       $1,933,000.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-3                       $1,127,000.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-4                         $644,000.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-5                         $483,000.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------
Class B-6                         $644,620.00       (5)             $25,000              $1
--------------------- ------------------------ --------------- ------------------ --------------

(1) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

(2) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage Loans.

(3) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage Loans.

(4) Interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage Loans.

(5) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Net WAC for the Group 1 Mortgage Loans, (ii) with respect to Loan Group 2, the Net WAC for the Group 2 Mortgage Loans, (iii) with respect to Loan Group 3, the Net WAC for the Group 3 Mortgage Loans and (iv) with respect to Loan Group 4, the Net WAC for the Group 4 Mortgage Loans.

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01   Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

          1933 Act:  The Securities Act of 1933, as amended.

          Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

          Additional Form 10-D Information: As defined in Section 3.22(b).

          Additional Form 10-K Information: As defined in Section 3.22(c).

          Additional Servicer: As defined in Section 3.02(e)

          Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on such Mortgage Loans from the Cut-off Date through the end of the month preceding such Distribution Date.

          Advance: A Periodic Advance or a Servicing Advance.

          Aggregate Subordinate Percentage: As to any Distribution Date, the aggregate Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for all Loan Groups.

          Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

          Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

          Ancillary Income: All prepayment premiums (if any), assumption fees, late payment charges and all other ancillary income and fees with respect to the Mortgage Loans.

          Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

          Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

          Authenticating Agents:  As defined in Section 9.10.

          Bank of America: Bank of America, National Association, a national banking association, or its successor in interest.

          Book-Entry Certificate: Any Class of Certificates other than the Physical Certificates.

          BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection Plan(R) addendum to the related Mortgage Note whereby Bank of America agrees to cancel (i) certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection Plan(R) has not been terminated in accordance with its terms.

          BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the Monthly Covered Amount or Total Covered Amount, if any payable by Bank of America pursuant to Section 5 of the Mortgage Loan Purchase Agreement.

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Minnesota, each state in which the servicing offices of the Servicer are located or each state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

          Buy-Down Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.23.

          Buy-Down Agreement: An agreement governing the application of Buy-Down Funds with respect to a Buy-Down Mortgage Loan.

          Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a Buy-Down Mortgage Loan.

          Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

          Calculated Principal Distribution: As defined in Section 5.03(d).

          Certificate: Any of the Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006- A that are issued pursuant to this Agreement.

          Certificate Account: The Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A." The Certificate Account shall be deemed to consist of five sub-accounts; one for each Group and a fifth sub-account referred to herein as the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

          Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

          Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

          Certificate Register: The register maintained pursuant to Section
6.02.

          Certificate Registrar: The registrar appointed pursuant to Section
6.02.

          Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

          Certification: As defined in Section 3.22(c).

          Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

          Class 1-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

          Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class 1-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution Date.

          Class 2-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

          Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class 2-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution Date.

          Class 3-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

          Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class 3-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution Date.

          Class 4-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

          Class 4-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class 4-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 4-A-2 Loss Allocation Amount and (b) the Class 4-A-1 Loss Amount with respect to such Distribution Date.

          Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates.

          Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

          Class Certificate Balance: With respect to any Class and any date of determination, and subject to Section 5.03(g), the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-2 Certificates, any reduction allocated thereto pursuant to Section 5.03(e) plus the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b) and (ii) in the case of the Class 1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-2 Certificates, any increases allocated thereto pursuant to
Section 5.03(e).

          Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

          Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

          Closing Date:  January 27, 2006.

          Code: The Internal Revenue Code of 1986, as amended.

          Compensating Interest: With respect to each Distribution Date, the least of (a) the aggregate Servicing Fee for such Distribution Date (before giving effect to any reduction pursuant to Section 3.17), (b) the Prepayment Interest Shortfall for such Distribution Date and (c) one-twelfth of 0.25% of the Pool Stated Principal Balances of the Loan Groups. To the extent that the aggregate Prepayment Interest Shortfall for a Distribution Date exceeds Compensating Interest, the Compensating Interest for such Distribution Date shall be allocated among the Loan Groups in proportion to the respective Prepayment Interest Shortfalls relating to such Loan Groups.

          Co-op Shares: Shares issued by private non-profit housing corporations.

          Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BOAMS 2006-A, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BOAMS 2006-A, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

          Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

          Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

          Cut-off Date: January 1, 2006.

          Cut-off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $34,819,349.65 for Loan Group 1, $152,903,234.33 for Loan Group 2,
$51,930,471.38 for Loan Group 3 and $82,413,665.33 for Loan Group 4.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

          Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

          Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Section 2.02 or 2.04.

          Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

          Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

          Definitive Certificates: As defined in Section 6.02(c)(iii).

          Depositor: Banc of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

          Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

          Distribution Date: The 25th day of each month beginning in February 2006 (or, if such day is not a Business Day, the next Business Day).

          Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

          Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or Bank of America.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Restricted Certificates: Any Class B-4, Class B- 5 or Class B-6 Certificate.

          Escrow Account: As defined in Section 3.09(a).

          Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

          Events of Default: As defined in Section 8.01.

          Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

          Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

          FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

          Fitch: Fitch Ratings, or any successor thereto.

          Form 8-K: As defined in Section 3.22(a).

          Form 8-K Information: As defined in Section 3.22(d).

          Form 10-D: As defined in Section 3.22(a).

          Form 10-K: As defined in Section 3.22(a).

          Fractional Interest: As defined in Section 5.02(d).

          Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

          Group: Any of Group 1, Group 2, Group 3 or Group 4.

          Group 1: The Group 1-A Certificates.

          Group 1 Lower-Tier Rate: A per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

          Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

          Group 2: The Group 2-A Certificates.

          Group 2 Lower-Tier Rate: A per annum rate equal to the Net WAC for the Group 2 Mortgage Loans.

          Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

          Group 3: The Group 3-A Certificates.

          Group 3 Lower-Tier Rate: A per annum rate equal to the Net WAC for the Group 3 Mortgage Loans.

          Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto

          Group 4: The Group 4-A Certificates.

          Group 4 Lower-Tier Rate: A per annum rate equal to the Net WAC for the Group 4 Mortgage Loans.

          Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

          Group 1-A Certificates: Class 1-A-1, Class 1-A-2 and Class 1-A-R Certificates.

          Group 2-A Certificates: Class 2-A-1 and Class 2-A-2 Certificates.

          Group 3-A Certificates: Class 3-A-1 and Class 3-A-2 Certificates.

          Group 4-A Certificates: Class 4-A-1 and Class 4-A-2 Certificates.

          Group Subordinate Amount: With respect to any Distribution Date and any Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the Related Group immediately prior to such date.

          Holder: A Certificateholder.

          Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) forty-five days before the applicable Rate Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

          Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

          Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

          Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4.

          Loan Group 1: The Group 1 Mortgage Loans.

          Loan Group 2: The Group 2 Mortgage Loans.

          Loan Group 3: The Group 3 Mortgage Loans.

          Loan Group 4: The Group 4 Mortgage Loans.

          Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Lower-Tier Distribution Amount: As defined in Section 5.02(a).

          Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the Upper-Tier Certificate Sub-Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

          MERS: As defined in Section 2.01(b)(iii).

          Monthly Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan or the Monthly Covered Amount representing such scheduled monthly payment.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan.

          Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate Ceiling applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated January 27, 2006 between Bank of America, as seller, and the Depositor, as purchaser.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date;
(vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) the closing date of such Mortgage Loan. With respect to the Mortgage Loans in each Loan Group in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

          Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

          Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

          Mortgagor: The obligor on a Mortgage Note.

          Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by (i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

          Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan Group (based on the Stated Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution
Date).

          Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

          Non-U.S. Person: A Person other than a U.S. Person.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

          OCC: The Office of the Comptroller of the Currency.

          Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

          Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

          Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:
                  Class B-1         1.50%
                  Class B-2         0.90%
                  Class B-3         0.55%
                  Class B-4         0.35%
                  Class B-5         0.20%
                  Class B-6         0.00%

          Original Subordinate Class Certificate Balance: $12,078,620.00.

          OTS: The Office of Thrift Supervision.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Section 2.02 or 2.04.

          Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

          Paying Agent: As defined in Section 9.13.

          Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

          Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

          Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

          Permitted Investments: One or more of the following:

                (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

                (ii) repurchase agreements on obligations specified in clause
          (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1+" by S&P and "F-1" by Fitch;

                (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1+" by S&P and "F-1" by Fitch;

                (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1+" by S&P and "F-1" by Fitch;

                (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "AAA" by Fitch (if rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

                (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

          Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section
521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on the Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, and (vi) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of the Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

          Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6 Certificates.

          Plan: As defined in Section 6.02(e).

          Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing
Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date (or in the case of any Monthly Covered Amount, the related Remittance Date) and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to
Section 3.08(b)(iii); (iii) all Principal Prepayments (other than Total Covered Amounts) received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period and all Total Covered Amounts received and deposited in the Servicer Custodial Account by the related Remittance Date; (iv) in connection with Defective Mortgage Loans in such Loan Group, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (ix) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02(a) and (vii) any Recovery with respect to such Distribution Date over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clause (ii) of Section 3.11(b) in respect of such Loan Group.

          Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

          Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

          Principal Amount: As to any Distribution Date and Loan Group, the sum of (i) the sum of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement received during the calendar month preceding the month of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date; and (ii) the Recovery for such Distribution Date.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment including the principal portion of any Total Covered Amount.

          Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

          Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

          Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal Distribution Amounts and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii) hereof.

          Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac.

          Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

          Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

          Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

          Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

          Recovery: As to any Distribution Date and Loan Group, the sum of all amounts received during the calendar month preceding the month of such Distribution Date on each Mortgage Loan in such Loan Group subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

          Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

          Regular Certificates: As defined in the Preliminary Statement hereto.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset- Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.

          Reimbursement Amount: As defined in Section 2.04.

          Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for Loan Group 3, Group 3; and for Loan Group 4, Group 4.

          Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2; for Group 3, Loan Group 3; and for Group 4, Loan Group 4.

          Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trustee or the Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to the Servicer or the Trustee.

          Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

          Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

          REO Disposition Period: As defined in Section 3.14.

          REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Reportable Event: as defined in Section 3.22(d).

          Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

          Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

          Residual Certificate: The Class 1-A-R Certificate.

          Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

          Restricted Classes: As defined in Section 5.02(d).

          Seller: Bank of America, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

          Senior Certificates: The Class A Certificates.

          Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

          Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Class A Certificates of the Related Group immediately prior to such Distribution Date by (ii) the Pool Stated Principal Balance of such Loan Group immediately prior to such Distribution Date.

          Senior Prepayment Percentage: For any Distribution Date and Loan Group during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date and Loan Group occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Total Senior Percentage exceeds the initial Total Senior Percentage, in which case the Senior Prepayment Percentage for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in February 2009, the Aggregate Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Subordinate Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1, the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2 plus 50% of the Subordinate Percentage for Loan Group 2, the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage for Loan Group 3 plus 50% of the Subordinate Percentage for Loan Group 3 and the Senior Prepayment Percentage for Loan Group 4 for such Distribution Date will equal the Senior Percentage for Loan Group 4 plus 50% of the Subordinate Percentage for Loan Group 4, or (iii) on any Distribution Date occurring on or after the Distribution Date in February 2009, the Aggregate Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Subordinate Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1, the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2, the Senior Prepayment Percentage for Loan Group 3 for such Distribution Date will equal the Senior Percentage for Loan Group 3 and the Senior Prepayment Percentage for Loan Group 4 for such Distribution Date will equal the Senior Percentage for Loan Group 4. Notwithstanding the foregoing, no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage for any Loan Group) will occur and the Senior Prepayment Percentage for all Loan Groups will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

          Senior Principal Distribution Amount: As to any Distribution Date and Loan Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount" for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

          Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Class Certificate Balance set forth below:

                                                          Percentage of
                                                    Original Subordinate Class
      Distribution Date Occurring                      Certificate Balance
      ---------------------------                      -------------------

      February 2006 through January 2009                       20%

      February 2009 through January 2014                       30%

      February 2014 through January 2015                       35%

      February 2015 through January 2016                       40%

      February 2016 through January 2017                       45%

      February 2017 and thereafter                             50%

          Servicer: Bank of America, a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

          Servicer Advance Date: As to any Distribution Date, 11:30 a.m. Eastern time on the Business Day immediately preceding such Distribution Date.

          Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

          Servicer Custodial Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Servicer Custodial Account.

          Servicer's Certificate: The monthly report required by Section 4.01.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

          Servicing Compensation: With respect to each Distribution Date, the sum of (i) the aggregate Servicing Fee for such Distribution Date subject to reduction as provided in Section 3.17, (ii) any Ancillary Income, (iii) Excess Proceeds for the preceding month and (iv) the Servicer Custodial Account Reinvestment Income for such Distribution Date.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which as of the Closing Date are listed on Exhibit Q hereto.

          Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

          Servicing Fee Rate: With respect to each Group 1 Mortgage Loan, 0.375% per annum, and with respect to each Group 2 Mortgage Loan, Group 3 Mortgage Loan and Group 4 Mortgage Loan, 0.250% per annum.

          Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

          Servicing Function Participant: Any affiliate, third party vendor or Subservicer engaged by the Servicer or the Trustee that is participating in the servicing function with respect to the Mortgage Loans, within the meaning of
Item 1122 of Regulation AB.

          Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          Servicing Transfer Costs: All reasonable costs and expenses incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

          Similar Law: As defined in Section 6.02(e).

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          Sponsor: Bank of America, National Association.

          Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

          Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and the Class 4-LS Interest, equal to the ratio among the Group Subordinate Amount of Loan Group 1, the Group Subordinate Amount of Loan Group 2, the Group Subordinate Amount for Loan Group 3 and the Group Subordinate Amount of Loan Group 4.

          Subordinate Certificates: The Class B Certificates.

          Subordinate Percentage: As of any Distribution Date and Loan Group, 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

          Subordinate Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

          Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to the sum of (i) the Subordinate Percentage for such Loan Group of all amounts described in clauses
(i)(a) through (d) of the definition of "Principal Amount" for such Distribution Date and Loan Group and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (i)(e) and (f) and the amount described in clause
(ii) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

          Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

          Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

          Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan;
(iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Defective Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in this Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

          Substitution Adjustment Amount: As defined in Section 2.02.

          Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

          Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

          Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date by the aggregate Pool Stated Principal Balance of all Loan Groups immediately prior to such Distribution Date.

          Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

          Trust: The trust created by this Agreement.

          Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies, any other Required Insurance Policy and the right to receive (i) amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan and (ii) any BPP Mortgage Loan Payment. The Buy- Down Account shall not be part of the Trust Estate.

          Trustee: Wells Fargo Bank, N.A., and any successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

          Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

          Trustee Fee Rate: With respect to each Mortgage Loan, 0.0065% per annum.

          Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class 4-LS Interest are Uncertificated Lower-Tier Interests.

          Underwriting Guidelines: The underwriting guidelines of Bank of America.

          Unscheduled Principal Amount: As to any Distribution Date and Loan Group, the sum of (a) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (b) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

          Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.08(f).

          Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier Certificate Sub-Account.

          U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

          Section 1.02 Interest Calculations.

          All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

          Section 1.03   Fiscal Year.

          The fiscal year of the Trust will be the calendar year.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the Depositor's rights to receive any BPP Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act, effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

          (b) In connection with such transfer and assignment, the Depositor shall deliver or cause to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

           (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the holders of the Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

           (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

           (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as trustee for the holders of the Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006- A" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

           (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

           (v) any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto; (B) a title search showing no lien (other than standard exceptions of the type described in Section 2.04(viii)) on the Mortgaged Property senior to the lien of the Mortgage or
     (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

           (vi) the original of any guarantee executed in connection with the Mortgage Note;

           (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

           (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

           (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

               (A) The stock certificate;

               (B) The stock power executed in blank;

               (C) The executed proprietary lease;

               (D) The executed recognition agreement;

               (E) The executed assignment of recognition agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

          If in connection with any Mortgage Loans, the Depositor cannot deliver
(A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (i) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (ii) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

          Section 2.02 Acceptance by the Trustee of the Mortgage Loans.

          Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause the Custodian to deliver to the Depositor, the Trustee and the Servicer a certification in the form of Exhibit M hereto (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

          Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession, and shall deliver to the Depositor, the Trustee and the Servicer a certification in the form of Exhibit N hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b).

          If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

          With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

          The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

          For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Servicer Custodial Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

          The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

          It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

          The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan and shall not be deemed to have certified that the content of such title search or opinion of counsel is sufficient to meet the requirements of Section 2.01(b)(v).

          Section 2.03 Representations and Warranties of the Servicer.

          The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

           (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally or creditors of national banks and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

           (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

           (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

           (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

          The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the representations or warranties set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the other parties.

          Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

          The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

           (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

           (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

           (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

           (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

           (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

           (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, all applicable predatory and abusive lending laws, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

           (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

           (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

           (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

           (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

           (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

           (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

           (xiii) (A) the Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, (B) a title search has been done showing no lien (other than the exceptions contained in (viii)(A) and (B) above) on the related Mortgaged Property senior to the lien of the Mortgage or (C) in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received. For each Mortgage Loan covered by a title insurance policy (x) the Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and (y) no claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

           (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

           (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

           (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

           (xvii) The Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

           (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 15 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

           (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

           (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

           (xxi) Other than any Borrowers Protection Plan(R) addendum to the Mortgage Note of a BPP Mortgage Loan, the Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

           (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

           (xxiii) Each appraisal of the related Mortgaged Property is in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

           (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

           (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no more than 0.00%, 0.91%, 0.00% and 0.00% (by Cut-off Date Principal Balance) of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, respectively, are Buy-Down Mortgage Loans.

           (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

           (xxvii) Each Primary Insurance Policy to which any Mortgage Loan is subject, will be issued by an insurer acceptable to Fannie Mae or Freddie Mac, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

           (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
     (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

           (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

           (xxx) All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-off Date.

           (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

           (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

           (xxxiii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

           (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

           (xxxv) No Mortgage Loan is secured by a long term residential lease.

           (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

           (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

           (xxxviii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

           (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

           (xl) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination.

           (xli) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current S&P's LEVELS(R) Glossary which is now Version 5.6(c), Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

           (xlii) No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994, as amended.

          Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

          Upon discovery by any of the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. In addition to the foregoing, if a breach of the representations set forth in clauses (vi) or (xli) of this Section 2.04 occurs as a result of a violation of an applicable predatory or abusive lending law, the Depositor shall reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Repurchase Price of any repurchase described in this paragraph, the Substitution Adjustment Amount, if any, and any Reimbursement Amount shall be deposited in the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

          Section 2.05 Designation of Interests in the REMICs.

          The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R Certificate) and the Classes of Class B Certificates as "regular interests" and the Class R-U Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class 1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class 4-LS Interest as classes of "regular interests" and the Class R-L Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

          Section 2.06 Designation of Start-up Day.

          The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

          Section 2.07 REMIC Certificate Maturity Date.

          Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is February 25, 2036.

          Section 2.08 Execution and Delivery of Certificates.

          The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

          SECTION 3.01 Servicer to Service Mortgage Loans.

          For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments or agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any additional powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          Section 3.02 Subservicing; Enforcement of the Obligations of Servicer.

          (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

          (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

          (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

          (e) Notwithstanding the foregoing, to the extent the Servicer engages any affiliate or third party vendor, including any Subservicer, in connection with the performance of any of its duties under this Agreement, the Servicer shall immediately notify the Depositor in writing of such engagement. To the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such affiliate, third party vendor or Subservicer is a Servicing Function Participant, the Servicer shall cause such Servicing Function Participant to prepare a separate assessment and attestation report, as contemplated by Section 3.19 of this Agreement and deliver such report to the Trustee as set forth in Section 3.22 of this Agreement. In addition, to the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB (an "Additional Servicer"), the Servicer shall cause such Additional Servicer to prepare a separate compliance statement as contemplated by Section 3.18 of this Agreement and deliver such statement to the Trustee as set forth in Section 3.22 of this Agreement. In addition, if the Depositor determines any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall cause such servicing Function Participant to provide the Depositor and the Trustee the information required by Section 1108(b) and 1108(c) of Regulation AB within two Business Days following such engagement. To the extent the Servicer terminates any such Servicing Function Participant that the Depositor has determined is a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall provide the Depositor and the Trustee the information required to enable the Trustee to accurately and timely report such event under Item 6.02 of Form 8-K (if the Trust's Exchange Act reporting requirements have not been suspended pursuant to Section 15(d) of the Exchange Act as set forth in 3.22(g)).

          Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

          The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.

          Section 3.04 Access to Certain Documentation.

          The Servicer shall provide to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

          Section 3.05 Maintenance of Primary Insurance Policy; Claims; Collections of BPP Mortgage Loan Payments.

          (a) With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with Fannie Mae requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

          In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

          The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

          (b) The Servicer shall take all actions necessary to collect, on behalf of the Trust, any BPP Mortgage Loan Payments required to be made to the Trust pursuant to the Mortgage Loan Purchase Agreement.

          Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

          The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

          Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

          Section 3.07 Trustee to Act as Servicer.

          If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

          The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of such predecessor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

          Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account and Certificate Account.

          (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

           (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

           (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

           (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a), and other than any Excess Proceeds and
     (B) any Insurance Proceeds released from an Escrow Account pursuant to
     Section 3.09(b)(iv);

           (iv) any amount required to be deposited by the Servicer pursuant to
     Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

           (v) any amounts required to be deposited by the Servicer pursuant to
     Section 3.14;

           (vi) all Repurchase Prices, all Substitution Adjustment Amounts and all Reimbursement Amounts, to the extent received by the Servicer; (vii) Periodic Advances made by the Servicer pursuant to Section 3.20 and any Compensating Interest;

           (viii) any Recoveries;

           (ix) any Buy-Down Funds required to be deposited pursuant to Section 3.23; and

           (x) any other amounts required to be deposited hereunder.

          The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others; provided that such commingling of funds shall not be permitted at any time during which Fitch's senior long-term unsecured debt rating of Bank of America is below "A." Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account, which shall be deemed to consist of five sub-accounts. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

           (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

           (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

           (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

          If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

          (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer, in the case of the Servicer Custodial Account, or the Trustee, in the case of the Certificate Account, in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment Income shall be for the benefit of the Servicer as part of its Servicing Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

          (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

          (f) The Trustee shall designate the Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount.

          Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "Bank of America, National Association, in trust for registered holders of Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

          (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

          The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

          Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

          (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

           (i) to pay to the Servicer (to the extent not previously retained), the Servicing Compensation to which it is entitled pursuant to Section 3.17;

           (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) (including amounts received in respect of BPP Mortgage Loan Payments for such Mortgage Loan) in respect of which any such Advance was made;

           (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

           (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

           (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

           (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

           (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

           (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

           (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance. The Servicer shall notify the Depositor and the Trustee of the amount, purpose and party paid pursuant to clause (vi) above.

          (b) The Trustee shall be deemed to withdraw funds from the applicable Certificate Account sub-accounts to deposit the Lower-Tier Distribution Amount into the Upper-Tier Certificate Sub-Account and for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

           (i) to pay to itself the Trustee Fee;

           (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account and any other amounts (other than the Trustee Fee) due to it under this Agreement for the related Distribution Date;

           (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

           (iv) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 10.01.

          The Trustee shall notify the Depositor and the Servicer of the amount and purpose of any payments made pursuant to clause (ii) above (other than any earnings or investment income with respect to funds in the Certificate Account).

          (c) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R Certificate in respect of the Class R-U Interest, as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

          Section 3.12 Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of Fannie Mae or Freddie Mac. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

          The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae requirements.

          Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

          Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption
Agreements.

          (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Servicer's duty to enforce any due on sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage or if an instrument of release is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional Servicing Compensation.

          Section 3.14   Realization Upon Defaulted Mortgage Loans; REO
Property.

          Subject to Section 3.21, the Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

          If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on either of the Upper-Tier REMIC or the Lower-Tier REMIC or cause either REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates or Uncertificated Lower- Tier Interests are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

          The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Interest Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional Servicing Compensation pursuant to
Section 3.17.

          Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

          Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

          Section 3.17   Servicing Compensation.

          The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date; provided, however, that the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

          Any additional Servicing Compensation shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          Section 3.18 Annual Statement as to Compliance.

          The Trustee and the Servicer shall deliver, and the Servicer shall cause each Additional Servicer engaged by it to deliver, in electronic form to the Depositor, the Trustee and each Rating Agency on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2007, a certificate in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Trustee, the Servicer or the Additional Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement or such other applicable agreement in the case of an Additional Servicer, during the prior calendar year or portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such certificate, the Depositor shall review such certificate and, if applicable, consult with the Servicer and the Trustee as to the nature of any failure to fulfill any obligation under the Agreement, or such other applicable agreement in the case of an Additional Servicer, in any material respect.

          Section 3.19 Assessments of Servicing Compliance; Registered Public Accounting Firm Attestation Reports.

          (a) Each of the Servicer and the Trustee, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Trustee and the Depositor in electronic form, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2007, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.22, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to such party as of and for such period.

          Each such assessment of compliance report shall be addressed to the Depositor and the Servicer and signed by an authorized officer of the applicable party, and shall address each of the Relevant Servicing Criterion set forth on Exhibit Q hereto, or as set forth in the notification furnished to the Depositor and the Trustee pursuant to Section 3.19(c). The Servicer and the Trustee hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Exhibit Q hereto as being covered by such party. The parties to this Agreement acknowledge that where a particular Servicing Criteria has multiple components, each party's assessment of compliance (and related attestation of compliance) will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Servicer or the Trustee as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (or any Servicing Function Participant engaged or utilized by the Servicer or the Trustee, as applicable). Beginning with calendar year 2008 and thereafter, none of such parties shall be required to deliver or cause the delivery of such reports until April 15 unless such party has received written notice from the Depositor that a Form 10-K is required to be filed in respect of the Trust for the preceding fiscal year.

          (b) Each of the Servicer and the Trustee, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it, at such party's expense, to cause, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), commencing in March 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report to the Trustee and the Depositor (with a hard copy to follow within 10 calendar days), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

          Promptly after receipt of each such accountants' attestation report, the Depositor shall review the report and, if applicable, consult with the Servicer or the Trustee if such report (i) states that a party's assessment of compliance was not fairly stated in any material respect or (ii) is unable to state an overall opinion.

          (c) No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Servicer shall forward to the Trustee the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. (d) Beginning with fiscal year 2008 and thereafter, none of the Servicer, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of any such assessments or attestation reports until April 15 unless such party has received written notice from the Depositor that a Form 10-K is required to be filed in respect of the Trust for the preceding fiscal year.

          Section 3.20 Advances.

          The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

          The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

          Section 3.21 Modifications, Waivers, Amendments and Consents.

          (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

          (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

           (i) forgive principal owing under such Mortgage Loan or permanently reduce the interest rate on such Mortgage Loan;

           (ii) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

           (iii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or (iv) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in the case of clauses (ii) through (iv) above, (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either of the Upper-Tier REMIC or the Lower-Tier REMIC. Notwithstanding the foregoing, no Opinion of Counsel need be delivered if the purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

          (c) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional Servicing Compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional Servicing Compensation.

          (d) The Servicer shall notify the Depositor and the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business
Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

          Section 3.22 Reports to the Securities and Exchange Commission.

          (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor to enable the Depositor to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Depositor to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this
Section 3.22, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Trustee shall prepare on behalf of the Depositor any Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K") as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, the Servicer shall sign and the Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor. Notwithstanding the foregoing, the Depositor shall file the Form 8-Ks in connection with the issuance of the Certificates.

          (b) Each Form 10-D shall be filed by the Trustee within 15 days after each Distribution Date and will include a copy of the monthly statement to Certificateholders delivered pursuant to Section 5.04(b) (each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto. In addition, the Trustee shall include under Item 1 of each Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any disclosure in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information") shall be determined by the party preparing such information as set forth on Exhibit R-1 hereto and the Trustee shall compile such disclosure pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Information, except to the extent of its obligations as set forth in the next paragraph.

          As set forth on Exhibit R-1 hereto, within 5 calendar days after the related Distribution Date, certain parties hereto shall be required to provide to the Depositor and the Trustee, to the extent known by such parties, any Additional Form 10-D Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

          After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor and the Servicer for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, the Depositor and Servicer shall each indicate to the Trustee their consent to the form and substance of the draft Form 10-D (which consent may be in electronic form). If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

            (c) On or before 90 days after the end of each fiscal year of the Trust (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission) commencing in 2007, the Trustee shall file a Form 10-K, in form and substance as required by applicable law or applicable Securities and Exchange Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement: (i) an annual compliance statement for the Trustee, the Servicer and each Additional Servicer, as described under
Section 3.18, (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, the Trustee and each Servicing Function Participant, as described under Section 3.19, and (B) if the Servicer's, the Trustee's or each Servicing Function Participant's report on assessment of compliance with Servicing Criteria described under Section 3.19 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, (iii)(A) the registered public accounting firm attestation report for the Servicer, the Trustee and each Servicing Function Participant, as described under Section 3.19, and (B) if any registered public accounting firm attestation report described under Section
3.19 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a Certification as described in this Section 3.22(c). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10- K ("Additional Form 10-K Information") shall be prepared by party responsible for preparing such disclosure as set forth on Exhibit R-2 hereto and the Trustee shall compile such disclosure pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Information, except to the extent of its obligations as set forth in the next paragraph.

          As set forth on Exhibit R-2 hereto, no later than March 1st of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, certain parties to this Agreement shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10-K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Information on Form 10-K pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

          After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than the close of business on the third Business Day prior to the 10-K Filing Deadline, a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the "Certification") attached hereto as Exhibit O and required to be included with each Form 10- K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.22, Section 3.18 and Section
3.19. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Trustee shall provide to the Servicer, on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), followed by a hard copy within 10 days, commencing in March 2007, and otherwise within a reasonable period of time upon request, a certification in the form attached hereto as Exhibit P. In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, such Trustee shall provide a certification in the form attached hereto as Exhibit P with respect to the period of time it was subject to this Agreement. In addition, the Trustee shall indemnify and hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in (i) the assessment of compliance with the Servicing Criteria pursuant to Section 3.19 provided by Trustee or any Servicing Function Participant appointed by the Trustee and (ii) the certification provided by the Trustee pursuant to this Section 3.22(c), any breach of the obligations under Sections 3.19 and 3.22(c) of the Trustee or any Servicing Function Participant appointed by the Trustee or the Trustee's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and affiliates, then the Trustee agrees that it shall contribute to the amount paid or payable by the Depositor, the Servicer and the Sponsor, any of their officers, directors or affiliates as a result of the losses, claims, damages or liabilities of the Depositor, the Servicer or the Sponsor, any of their officers, directors or affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor, the Servicer and the Sponsor and each of their officers, directors and affiliates on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.22(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith.

          (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8- K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (such information, "Form 8-K Information") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit R-3 hereto and compiled by the Trustee pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

          As set forth on Exhibit R-3 hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 noon on the second Business Day after the occurrence of a Reportable Event certain parties to this Agreement shall be required to provide to the Depositor and the Trustee, to the extent known by such applicable parties, any Form 8-K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such disclosure to an EDGAR-compatible format.

          After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor. No later than 12:00 noon on the fourth Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will, make available on its internet website a final executed copy of each Form 8-K filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). The Depositor acknowledges that the performance by the Trustee of its duties under this Section 3.22(d) related to the timely preparation and filing of Form 8-K is contingent upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit R-3 hereto, observing all applicable deadlines in the performance of their duties under this Section 3.22(d). The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (e) In the event that the Trustee is unable to timely file with the Securities and Exchange Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor and the Servicer by telephone. In the case of Form 10-D and Form 10-K, the Depositor, Servicer and Trustee will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all information required to be included on Form 8-K, file such Form 8-K. Within 5 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-D. Within 15 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor, the Trustee and the Servicer and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25 or any amendment to Form 10-D or Form 10-K shall be signed by a senior officer of the Servicer in charge of the servicing function. Any amendment to Form 8-K or any Form 15 (as described in Section 3.22(g)) shall be signed by an officer of the Depositor. The Depositor and Servicer acknowledge that the performance by the Trustee of its duties under this Section 3.22(e) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or wilful misconduct.

          (f) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver or otherwise make available to the Depositor a copy of any such executed report, statement or information.

          (g) The obligations set forth in paragraphs (a) through (f) of this Section shall only apply with respect to periods for which the Trustee is obligated to file reports on Form 8-K, 10-D or 10- K. Unless otherwise instructed by the Depositor, prior to January 30th of the first year in which the Trustee is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Trustee shall prepare and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-D and 10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (f) of this Section.

          (h) The Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof. In addition, the Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any affiliations or relationships that develop following the Closing Date between the Depositor, the Trustee or the Servicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof.

          Section 3.23 Buy-Down Account; Application of Buy-Down Funds.

          In addition to the Servicer Custodial Account, if any of the Mortgage Loans are Buy-Down Mortgage Loans, the Servicer shall establish and maintain a Buy-Down Account, which is not part of the Trust Estate, and shall deposit therein all Buy-Down Funds not later than the Business Day following the day of receipt and posting by the Servicer. The Servicer shall keep and maintain a separate account for each Buy-Down Mortgage Loan for the purpose of accounting for deposits to and withdrawals from the Buy-Down Account. The Servicer shall invest the funds in the Buy-Down Account in investments which are Permitted Investments. All income and gain realized from any such investment, to the extent not required by the applicable Buy-Down Agreements to be applied to pay interest on the related Buy-Down Mortgage Loans, shall be for the benefit of the Servicer. The amount of any losses incurred in respect of such investments shall be deposited in the Buy-Down Account by the Servicer out of its own funds immediately as realized.

          With respect to each Buy-Down Mortgage Loan, on the Business Day next following receipt of the Mortgagor's required monthly payment under the related Buy-Down Agreement, the Servicer shall withdraw from the Buy-Down Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

          Upon termination of a Buy-Down Agreement, no further Buy-Down Funds relating thereto shall be deposited into the Servicer Custodial Account, and the Servicer may withdraw the related Buy-Down Funds which remain in the Buy-Down Account and distribute such funds as provided by such Buy-Down Agreement.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

          SECTION 4.01 Servicer's Certificate.

          Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

          SECTION 5.01 Distributions.

          On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute or be deemed to distribute, as applicable, out of the Certificate Account or the Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

          None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

          Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

          Section 5.02   Priorities of Distributions.

          (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amount payable to the Trustee pursuant to Section 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the Business Day following the related Determination Date, and shall apply such funds (or be deemed to apply such funds, as applicable), first to the payment to itself of the amount payable with respect to such Loan Group pursuant to Section 3.11(b)(i) and then to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) and the Class 1-A- R Certificate in respect of the Class R-L Interest. Distributions shall be made on the Certificates in the following order of priority and to the extent of such funds, paying priorities (i) and (ii) to each Group from the applicable Pool Distribution Amount and priorities (iii) and (iv) from the remaining combined Pool Distribution Amounts, in the following order of priority and to the extent of such funds:

           (i) to each Class of Class A Certificates of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

           (ii) to the Class A Certificates of a Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and;

           (iii) to each Class of Subordinate Certificates, subject to paragraph
     (d) below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

           (iv) to the Holder of the Class 1-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub-Account and any remaining Pool Distribution Amounts.

          No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

          All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

          On each Distribution Date, the Trustee shall distribute any Reimbursement Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the applicable Pool Distribution Amount.

          On each Distribution Date, interest shall be distributed in respect of each Uncertificated Lower-Tier Interest at the pass-through rate thereon, as described in the final paragraph of this Section 5.02(a). On each Distribution Date, distributions of principal with respect to the Uncertificated Lower-Tier Interests shall be made first, to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and second, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest and Class 4-L Interest. Any distributions made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made (a) from Loan Group 1 Principal Distribution Amounts to Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Loan Group 2 Principal Distribution Amounts to Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Loan Group 3 Principal Distribution Amounts to Uncertificated Lower-Tier Interests beginning with the numeral "3" and (d) from Loan Group 4 Principal Distribution Amounts to Uncertificated Lower-Tier Interests beginning with the numeral "4."

          Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the Class 1-L Interest, the Class 2-L Interest, the Class 3-L Interest and the Class 4-L Interest. Any Realized Losses allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3" and (d) from Realized Losses allocated to Loan Group 4 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "4."

          Recoveries and Reimbursement Amounts shall be applied to the Uncertificated Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Uncertificated Lower-Tier Interests.

          As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 4.

          The pass-through rate with respect to the Class 1-L Interest and the Class 1-LS Interest shall be the Group 1 Lower-Tier Rate. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be the Group 2 Lower-Tier Rate. The pass-through rate with respect to the Class 3-L Interest and the Class 3-LS Interest shall be the Group 3 Lower-Tier Rate. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be the Group 4 Lower-Tier Rate. Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

          (b) (i) With respect to the Class A Certificates of Group 1:

          On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal, sequentially, as follows:

          first, to the Class 1-A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

          second, concurrently, to the Class 1-A-1 and Class 1-A- 2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

           (ii) With respect to the Class A Certificates of Group 2:

          On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

           (iii) With respect to the Class A Certificates of Group 3:

          On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 3-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

           (iv) With respect to the Class A Certificates of Group 4:

          On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 4-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (v) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Class A Certificates of a Group have been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts for the Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining classes of Class A Certificates together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group in (i), (ii), (iii) or
(iv) above, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is greater than or equal to 50%. If the Class A Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Class A Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Class A Certificates of each such Group. In addition, if on any Distribution Date, after giving effect to the second preceding sentence, the aggregate Class Certificate Balance of the Class A Certificates of a Group is greater than the Adjusted Pool Amount of the related Loan Group (any such Group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order, will be paid as principal to the Class A Certificates of the Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (i), (ii), (iii) or
(iv) until the aggregate Class Certificate Balance of the Class A Certificates of the Undercollateralized Group equals the Adjusted Pool Amount of the related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to
Section 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order: such amount will be paid to such Undercollateralized Group in accordance with the priorities set forth in Section 5.02(a)(i) up to their Interest Distribution Amounts for such Distribution Date. If two or more Groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance of the Class A Certificates of each such Group exceeds the Adjusted Pool Amount of the related Loan Group.

          On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

          (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class' pro rata share, based on such Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date.

          (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for all Loan Groups (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal Distribution Amounts will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes is reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation).

          Section 5.03   Allocation of Losses.

          (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to Section 5.03(b) below.

          (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for such Distribution Date.

          After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Class A Certificates of the Related Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Class A Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal) equals the Adjusted Pool Amount for such Loan Group and Distribution Date.

          Any such reduction or increase shall be allocated among the Class A Certificates of such Group based on the Class Certificate Balances immediately prior to such Distribution Date.

          (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

          (d) The calculation of the amount to be distributed as principal to any Class of Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Class A Certificates of such Group, pro rata, on the basis of their respective Class Certificate Balances.

          (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 1-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 1-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 1-A-2 Certificates prior to any reduction for the Class 1-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 1-A-1 Certificates. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A- 2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 2-A-2 Certificates prior to any reduction for the Class 2-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-1 Certificates. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 3-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 3-A-2 Certificates prior to any reduction for the Class 3-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 3-A-1 Certificates. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 4-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-2 Certificates will be reduced by the Class 4-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 4-A-1 Certificates will not be reduced by the Class 4-A- 2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 4-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 4-A-2 Certificates prior to any reduction for the Class 4-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 4-A-1 Certificates.

          Any increase allocated to the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-2 Certificates, respectively.

          (f) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest as provided in Section 5.02(a).

          (g) Notwithstanding any other provision of this Section 5.03, no Class Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

          Section 5.04 Statements to Certificateholders.

          (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01 and with respect to subsections (xxi) and
(xxii) below, after consultation with the Depositor, the Trustee shall determine the following information with respect to such Distribution Date:

           (i) the date of such Distribution Date and the Determination Date for such Distribution Date;

           (ii) for each Class, the applicable Record Date and Interest Accrual Period;

           (iii) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

           (iv) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

           (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

           (vi) the Class Certificate Balance of each Class of Certificates prior to and after giving effect to the distribution of principal on such Distribution Date;

           (vii) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

           (viii) for each Loan Group, the Senior Percentage and the Subordinate Percentage for the following Distribution Date and the Total Senior Percentage and Aggregate Subordinate Percentage for the following Distribution Date;

           (ix) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

           (x) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

           (xi) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date, the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date and the amount of Periodic Advances reimbursed since the previous Distribution Date;

           (xii) for each Loan Group, the amount of Servicing Advances made since the previous Distribution Date and the aggregate amount of Servicing Advances outstanding as of the close of business on such Distribution Date;

           (xiii) for each Loan Group, the number and aggregate Stated Principal Balance of Mortgage Loans, the Net WAC, the ranges of Mortgage Interest Rates for the Mortgage Loans, separated by 0.25%, the weighted average remaining term to maturity of the Mortgage Loans and the cumulative amount of Principal Prepayments, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

           (xiv) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or in bankruptcy) in 30-day increments until foreclosure or other disposition, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

           (xv) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

           (xvi) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

           (xvii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

           (xviii) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

           (xix) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

           (xx) for each Loan Group, the amount of Recovery;

           (xxi) any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

           (xxii) unless such information is set forth in the Form 10-D relating to such Distribution Date and provided the Trustee is reasonably able to include such information on the statement, any material breaches of representations and warranties relating to the Mortgage Loans and any material breach of covenants hereunder; and

           (xxiii) the number and aggregate principal balance of any Mortgage Loans repurchased by the Depositor from the Trust since the previous Distribution Date.

          (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

          In the case of information furnished pursuant to clauses (iii) and
(iv) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

          On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

          The Trustee will make the monthly statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Trustee's Internet website, initially located at "www.ctslink.com". The Trustee will also make available copies of the periodic reports the Trustee files with the Securities and Exchange Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K (each, a "Form 8-K") and amendments to these reports available through this website promptly (but no later than one Business Day) after they are filed with the Securities and Exchange Commission. Assistance in using this website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii), (iv) and (ix) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

          The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

          Section 5.05   Tax Returns and Reports to Certificateholders.

          (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

          (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

          (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

          (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

          Section 5.06 Tax Matters Person.

          The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC. By its acceptance of the Class 1-A-R Certificate such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

          Section 5.07 Rights of the Tax Matters Person in Respect of the
Trustee.

          The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          Section 5.08 REMIC Related Covenants.

          For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

          (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificate and the Uncertificated Lower-Tier Interests.

          (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of a REMIC imposed by Code Section 860G(d).

          (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.
(d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Section 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the Upper-Tier REMIC and the Lower- Tier REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

          (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

          Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC created hereunder and will not disqualify either REMIC created hereunder from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

          SECTION 6.01 The Certificates.

          The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-R, A-2-A-1, A-2-A-2, A- 3-A-1, A-3-A-2, A-4-A-1, A-4-A-2, B-1, B-2, B-3,
B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in the minimum denominations representing minimum dollar Certificate Balances and integral multiples in excess thereof as set forth in the Preliminary Statement. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 6.02 Registration of Transfer and Exchange of Certificates.

          (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

          (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

           (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

           (iii) If (1) the Depository advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the SDefinitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

          Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (f) Each Person who has or who acquires any Ownership Interest in the Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in the Residual Certificate are expressly subject to the following provisions:

           (i) Each Person holding or acquiring any Ownership Interest in the Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

           (ii) No Person shall acquire an Ownership Interest in the Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

           (iii) In connection with any proposed transfer of any Ownership Interest in the Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

           (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in the Residual Certificate to such proposed transferee shall be effected.

           (v) No Ownership Interest in the Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless
     (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

           (vi) Any attempted or purported transfer of any Ownership Interest in the Residual Certificate in violation of the provisions of this Section
     6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of the Residual Certificate, then the prior Holder of the Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of the Residual Certificate was not in fact permitted by this
     Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of the Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of the Residual Certificate that is in fact not permitted by this
     Section 6.02 or for making any distributions due on the Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of the Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on the Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of the Residual Certificate that is a Permitted Transferee.

           (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

           (viii) No Ownership Interest in the Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

          (g) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

          Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.04 Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

          SECTION 7.01 Respective Liabilities of the Depositor and the Servicer.

          The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 7.02 Merger or Consolidation of the Depositor or the Servicer.

          The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
(a) the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (b) the Servicer and such successor or surviving Person shall notify the Depositor and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

          Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others.

          None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

          Section 7.04 Depositor and Servicer Not to Resign.

          Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or, in the case of the Servicer, pursuant to
Section 7.05. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

          Section 7.05 Assignment or Delegation of Duties by the Servicer.

          The Servicer shall have the right to assign its rights and delegate its duties and obligations hereunder; provided, however, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer hereunder from and after the date of such agreement; and (ii) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency. In no case, however, shall any permitted assignment and delegation relieve the Servicer of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clauses (i) and (ii) above are met.

                                  ARTICLE VIII

                                     DEFAULT

          SECTION 8.01 Events of Default.

          If any one of the following events ("Events of Default") shall occur and be continuing:

          (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

          (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20, which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case (other than the Event of Default described in clause (e) hereof), so long as an Event of Default shall not have been remedied by the Servicer, the Trustee may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause
(e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

          Section 8.02 Remedies of Trustee.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

          Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

          During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

          Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default.

          In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

          Section 8.05 Trustee to Act; Appointment of Successor.

          (a) Within 90 days after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances, (ii) the Trustee in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

          (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of the payments on the Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate. (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03. (d) The predecessor Servicer and successor Servicer shall notify the Depositor and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

          Section 8.06 Notification to Certificateholders.

          Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

          SECTION 9.01 Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

           (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

           (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

           (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
     (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

           (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 9.02 Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 9.01:

           (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

           (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

          Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the execution of, and the authentication of, the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

          The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

          Section 9.04 Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

          Section 9.05 Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by both S&P and Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

          Section 9.06 Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

          The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

          Section 9.07 Successor Trustee.

          Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement (other than pursuant to Section 3.19 hereunder). All costs associated with the appointment of a successor Trustee shall be paid to the Person that incurred them by the predecessor Trustee. Without limiting the predecessor Trustee's obligation, if the predecessor Trustee fails to pay such costs, such costs shall be reimbursed by the Trust; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses incurred in complying with this Section 9.07 shall be reimbursed by the Trust to the Person that incurred them.

          No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

          Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

          The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item
6.02 of Form 8-K not later than the effective date of such appointment.

          Section 9.08 Merger or Consolidation of Trustee.

          Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Trustee and such surviving Person shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

          Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 9.10 Authenticating Agents.

          The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

          Section 9.11 Trustee's Fees and Expenses.

          The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA Restricted Certificate or Residual Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

          Section 9.12 Appointment of Custodian.

          The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

          Notwithstanding the foregoing, to the extent the Trustee appoints one or more Custodians with respect to more than 5% of the aggregate Pool Stated Principal Balance, the Trustee shall cause such Custodian to prepare a separate assessment and attestation report, as contemplated by Section 3.19 of this Agreement and deliver such report to the Trustee as set forth in Section 3.22 of this Agreement.

          Section 9.13 Paying Agents.

          The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

          Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

          Section 9.14 Limitation of Liability.

          The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

          Section 9.15 Trustee May Enforce Claims Without Possession of Certificates.

          All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

          Section 9.16 Suits for Enforcement.

          In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

          Section 9.17 Waiver of Bond Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

          Section 9.18 Waiver of Inventory, Accounting and Appraisal
Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

          SECTION 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.

          Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below), (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (iii) any Reimbursement Amount owed to the Trust pursuant to Section 2.04 or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

          Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the aggregate Cut-off Date Pool Principal Balance and (B) the sum of clauses (a)(i) and (ii) of the second preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this clause (B) shall not apply to any purchase by the Depositor if, at the time of the purchase, the Depositor is no longer subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the second preceding paragraph will be determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

          Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph. Not less than five (5) Business Days prior to the Final Distribution Date, the Trustee shall notify the Depositor of the amount of any unpaid Reimbursement Amount owed to the Trust and the Depositor shall deposit such amount in the Certificate Account not later than the Business Day preceding the Final Distribution Date.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate and (ii) as to the Class 1-A-R Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (i) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests as provided in Section 5.02.

          If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

          Section 10.02 Additional Termination Requirements.

          (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause either REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates or Uncertificated Lower-Tier Interests are outstanding:

           (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

           (ii) the notice given by the Depositor or the Trustee pursuant to
     Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC.

          (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01 Amendment.

          This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates or Uncertificated Lower-Tier Interests are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account (and deemed deposits into the Upper-Tier Certificate Sub- Account) provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Class A Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the aggregate Cut-off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with
Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and
(vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

          This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

          Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel to the effect that such amendment would not subject either of the Upper-Tier REMIC or the Lower-Tier REMIC to any tax or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC. Notwithstanding any other provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received such Opinion of Counsel.

          Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          Section 11.02 Recordation of Agreement.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 11.03 Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 11.05 Notices.

          All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Banc of America Mortgage Securities, Inc., 214 North Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, National Association, 475 Crosspoint Parkway, Getzville, New York 14068-9000, Attention: Servicing Manager, with a copy to:
Bank of America, National Association, 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: BOAMS, Series 2006-A, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: BOAMS, Series 2006-A, with a copy to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BOAMS, Series 2006-A, (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn:
Residential Mortgage Surveillance Manager, and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.07 Certificates Nonassessable and Fully Paid.

          It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

          Section 11.08 Access to List of Certificateholders.

          The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

          If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

          Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 11.09 Recharacterization.

          The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

          Section 11.10 Insolvency.

          The Servicer, Depositor and Trustee shall each notify the Depositor and the Trustee of any of the events enumerated in Item 1.03 of Form 8-K with respect to any of the Servicer, Depositor or Trustee at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 1.03 of Form 8-K not later than the effective date of any such event.

          Section 11.11 Regulation AB Compliance; Intent of Parties; Reasonableness.

          The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Trustee, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                          BANC OF AMERICA MORTGAGE
                                            SECURITIES, INC.,
                                            as Depositor

                                          By:
                                             ----------------------------------
                                             Name:  Judy Lowman
                                             Title: Vice President

                                          BANK OF AMERICA, NATIONAL
                                            ASSOCIATION,
                                            as Servicer

                                          By:
                                             ----------------------------------
                                             Name:  Stephen A. Cummings
                                             Title: Senior Vice President

                                          WELLS FARGO BANK, N.A.,
                                            as Trustee

                                          By:
                                             ----------------------------------
                                             Name:  Jennifer L. Richardson
                                             Title: Assistant Vice President

STATE OF GEORGIA    )
                    ) ss.:
COUNTY OF _______   )

          On the 27th day of January, 2006, before me, a notary public in and for the State of Georgia, personally appeared Judy Lowman, Banc of America Mortgage Securities, Inc. a Delaware corporation, known to me who, being by me duly sworn, did depose and say that she is a Vice President of one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.


                                                --------------------------------
                                                          Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF _______    )
                    ) ss.:
COUNTY OF _______   )

          On the 27th day of January, 2006, before me, a notary public in and for the State of _______, personally appeared Stephen A. Cummings, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Bank of America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.


                                                --------------------------------
                                                          Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF MARYLAND   )
                    ) ss.:
COUNTY OF BALTIMORE )

          On the 27th day of January, 2006, before me, a notary public in and for the State of Maryland, personally appeared Jennifer L. Richardson, known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.


                                                --------------------------------
                                                         Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                  [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $32,207,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RP 3

ISIN No.:                     US05949CRP31

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-1-A-2

                  [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,306,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RQ 1

ISIN No.:                     US05949CRQ14

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-1-A-R

                  [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RR 9

ISIN No.:                     US05949CRR96

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Any distribution of the proceeds of any remaining assets of the applicable sub-account of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2-A-1

                  [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $141,435,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RS 7

ISIN No.:                     US05949CRS79

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2-A-2

                  [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,734,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RT 5

ISIN No.:                     US05949CRT52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3-A-1

                  [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $48,035,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RU 2

ISIN No.:                     US05949CRU26

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3-A-2

                  [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,948,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RV 0

ISIN No.:                     US05949CRV09

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT A-4-A-1

                  [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $76,232,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RW 8

ISIN No.:                     US05949CRW81

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-4-A-2

                  [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,091,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RX 6

ISIN No.:                     US05949CRX64

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.


                                    * * *

                                   EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,247,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RY 4

ISIN No.:                     US05949CRY48

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,933,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C RZ 1

ISIN No.:                     US05949CRZ13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-3

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,127,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C SA 5

ISIN No.:                     US05949CSA52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-4

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $644,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C SB 3

ISIN No.:                     US05949CSB36

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATE, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-5

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $483,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C SC 1

ISIN No.:                     US05949CSC19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2006-A
                                    Class B-6

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-off Date:                 January 1, 2006

First Distribution Date:      February 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $644,620.00

Pass-Through Rate:            Variable

CUSIP No.:                    05949C SD 9

ISIN No.:                     US05949CSD91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANC OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate Cut-off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    WELLS FARGO BANK, N.A.,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    WELLS FARGO BANK, N.A.,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ------------------------------------------
                                    Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to ________________. Applicable statements should be mailed to
___.

      This information is provided by _________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 1)

Bank of America
               [LOGO]


BOAMS 2006-A
3/1 ARM- Fixed for 3 yrs, then rate changes each year thereafter.
Mortgage Schedule

Loan Count:                                57
Scheduled PB
as of January 1, 2005:       $  34,819,349.65
Unpaid PB W/A:               $     610,865.78
W/A Interest Rate:                      6.070
W/A Remaining Term:                     359.4


   Loan                                  Zip
  Number        Borrower      State     Code      SalomonPropertyTypeCode
-------------------------------------------------------------------------
3303548444       GASKIN        VA     201690000        Single Family
3303553501       WYATT         CA     914030000        Single Family
6027187357       PEELER        NH         03257        Single Family
6028547633       BROWN         CA         92612        PUD Detached
6051012695      PUCKETT        ID         83864        Single Family
6056424408       WHITE         FL         34135             CL
6076325296      GILBERT        AZ         85207        PUD Detached
6090180727        MOYA         CA         95367        Single Family
6094118582        KICE         TX         75205        Single Family
6095781172       DRAPER        MA         01906        Single Family
6123656800     VAUGHN JR       FL         34113        PUD Detached
6124382943       CUMINS        SC         29439        Single Family
6225300976      TYSON JR       FL         34453        Single Family
6248370832      WILKISON       FL         32578        Single Family
6253615840       HUSING        CA     941213427        Single Family
6309526587     VANDERHOOF      CA         92866        Single Family
6313700384       ROMAN         CA         95076        Single Family
6327303910       KHAWAR        NC         27617        PUD Detached
6358985965        MAY          CA         93446        PUD Detached
6371949584      BOYAJIAN       MA         02460        Single Family
6385546855        GOLD         FL         34242        PUD Detached
6394722158    MCCASLIN JR      CO         81632        PUD Detached
6398649993       HIRSH         CA         91607             CL
6400944036       MORINI        VA         23417        Single Family
6406162930    FITZSIMMONS      VA         22649        Single Family
6415824595        WEBB         VT         05067        Single Family
6435316572       WALLEN        CA         92253             CL
6442901085        LEE          FL         34145       Condo Highrise
6480163598         MA          CA         95119        Single Family
6486942656      MENDOZA        CA         94080        Single Family
6498260212       HOLLER        FL         34114       Condo Highrise
6506406815       RIVERS        DE         19966             CL
6508532220       BANDAK        CA         92103       Condo Highrise
6561603454       PERONE        CA         94514        Single Family
6597094777       BAUGH         CA         91941         Two Family
6604021417        GRAM         NM         87505        Single Family
6628800473       MACKEY        NC         28394        PUD Detached
6673839616      MERCIER        CA         95630        PUD Detached
6682893935        PARK         CA         90005       Condo Highrise
6689954300       STOREY        SC         29212        Single Family
6732879280       SLAVIN        CA         91602             CL
6733019365       CLARK         VT         05672             CL
6743919711      PERELLA        SC         29928        PUD Detached
6745937810     MOGHADASS       NC         28428        Single Family
6830681570       MCCALL        VA         24121             CL
6855572464       OLIVER        NC         28202       Condo Highrise
6867069608      LEE-KIM        NJ         07670        Single Family
6887105499       GROVER        IL         60564        Single Family
6892369569     THEOHARIS       FL         34113       Condo Highrise
6907742974       COHEN         NY         11210        Single Family
6951723342        LIM          CA         90019        Single Family
6954431802        HESS         FL         34145        Single Family
6958308428     MONTECALVO      VT         05146        Single Family
6962569239       MATHAI        FL         34145       Condo Highrise
6963281636       SCOTTO        VA         20147        PUD Detached
6968915956   PAINTER-HAKIMI    CA         90035        Single Family
6983699809       MOREA         NY         10003             CL


   Loan                                                                   Doc         Original   Note
  Number            B1Occupancy               LoanPurposeCode             Type          LTV      Rate
------------------------------------------------------------------------------------------------------
3303548444    Primary (Owner Occupied)            Purchase            Paper Saver        79.95   6.375
3303553501    Primary (Owner Occupied)    Refinance_Equity_Takeout    Paper Saver        60.10     6.5
6027187357   Secondary (Owner Occupied)           Purchase               Rapid           16.66    5.75
6028547633    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00     6.5
6051012695    Primary (Owner Occupied)            Purchase            Paper Saver        69.99     6.5
6056424408    Primary (Owner Occupied)            Purchase               Rapid           80.00   5.625
6076325296    Primary (Owner Occupied)            Purchase            Paper Saver        79.99    5.75
6090180727    Primary (Owner Occupied)            Purchase               Rapid           80.00       6
6094118582    Primary (Owner Occupied)            Purchase            Paper Saver        72.72    5.75
6095781172    Primary (Owner Occupied)    Refinance_Equity_Takeout   Wholesale SISA      60.17    6.75
6123656800    Primary (Owner Occupied)            Purchase              Standard         79.92   5.875
6124382943   Secondary (Owner Occupied)           Purchase               Rapid           80.00   6.125
6225300976    Primary (Owner Occupied)            Purchase               Rapid           80.00    5.75
6248370832    Primary (Owner Occupied)            Purchase            Paper Saver        80.00    6.75
6253615840    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00    6.75
6309526587    Primary (Owner Occupied)    Refinance_Equity_Takeout       Rapid           80.00   5.875
6313700384    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00    6.75
6327303910    Primary (Owner Occupied)            Purchase            Paper Saver        80.00   5.875
6358985965   Secondary (Owner Occupied)           Purchase              Standard         76.78    6.75
6371949584    Primary (Owner Occupied)            Purchase              Standard         80.00   6.125
6385546855    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00    5.75
6394722158   Secondary (Owner Occupied)           Purchase              Standard         67.11       6
6398649993    Primary (Owner Occupied)            Purchase               Rapid           80.00    5.25
6400944036   Secondary (Owner Occupied)           Purchase            Paper Saver        75.00       6
6406162930    Primary (Owner Occupied)            Purchase                 DU            80.00   5.875
6415824595    Primary (Owner Occupied)    Refinance_Equity_Takeout   Wholesale SISA      64.21   6.375
6435316572    Primary (Owner Occupied)            Purchase            Paper Saver        80.00    5.75
6442901085    Primary (Owner Occupied)            Purchase              Standard         63.09   5.875
6480163598    Primary (Owner Occupied)            Purchase               Rapid           80.00    5.75
6486942656    Primary (Owner Occupied)            Purchase            Paper Saver        67.00     5.5
6498260212    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00       6
6506406815   Secondary (Owner Occupied)           Purchase           Wholesale SISA      80.00     5.5
6508532220    Primary (Owner Occupied)            Purchase            Paper Saver        80.00   5.875
6561603454   Secondary (Owner Occupied)           Purchase               Rapid           76.45   5.625
6597094777    Primary (Owner Occupied)            Purchase              Standard         80.00   6.125
6604021417    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00       6
6628800473    Primary (Owner Occupied)            Purchase              Standard         80.00       6
6673839616    Primary (Owner Occupied)     Refinance_No_Cash_Out        Standard         44.92    6.25
6682893935    Primary (Owner Occupied)            Purchase               Rapid           80.00    5.75
6689954300    Primary (Owner Occupied)     Refinance_No_Cash_Out        Standard         80.00   6.375
6732879280    Primary (Owner Occupied)    Refinance_Equity_Takeout       Rapid           70.98    6.25
6733019365   Secondary (Owner Occupied)           Purchase              Standard         77.60       6
6743919711    Primary (Owner Occupied)    Refinance_Equity_Takeout    Paper Saver        40.00    6.25
6745937810   Secondary (Owner Occupied)           Purchase              Standard         80.00   5.875
6830681570   Secondary (Owner Occupied)           Purchase               Rapid           80.00    6.25
6855572464    Primary (Owner Occupied)     Refinance_No_Cash_Out         Rapid           78.14   5.625
6867069608    Primary (Owner Occupied)            Purchase           Wholesale SISA      75.00       7
6887105499    Primary (Owner Occupied)     Refinance_No_Cash_Out     Wholesale SISA      79.86   6.125
6892369569   Secondary (Owner Occupied)           Purchase               Rapid           80.00   5.875
6907742974    Primary (Owner Occupied)            Purchase              Standard         45.00   5.875
6951723342    Primary (Owner Occupied)            Purchase           Wholesale SISA      80.00   6.875
6954431802   Secondary (Owner Occupied)           Purchase              Standard         58.97   5.625
6958308428   Secondary (Owner Occupied)           Purchase               Rapid           80.00    6.25
6962569239   Secondary (Owner Occupied)    Refinance_No_Cash_Out        Standard         36.00   5.375
6963281636    Primary (Owner Occupied)            Purchase           Wholesale SISA      79.99   6.375
6968915956    Primary (Owner Occupied)     Refinance_No_Cash_Out        Standard         63.33       6
6983699809    Primary (Owner Occupied)    Refinance_Equity_Takeout      Standard         45.83     6.5


   Loan      Original   1st Payment    Maturity   Original   Monthly    Current      Closing   Remaining
  Number        PB             Date        Date     Term       P&I     Due Date         Date     Term
--------------------------------------------------------------------------------------------------------
3303548444     508800      1/1/2006   12/1/2035        360   3174.26   1/1/2006   11/29/2005         359
3303553501     631111      2/1/2006    1/1/2036        360   3989.06   2/1/2006    12/7/2005         360
6027187357     500000      1/1/2006   12/1/2035        360   2917.87   1/1/2006   11/28/2005         359
6028547633     520000      2/1/2006    1/1/2036        360   2816.67   2/1/2006   12/22/2005         360
6051012695     699999      1/1/2006   12/1/2035        360   3791.66   2/1/2006   11/15/2005         359
6056424408     451200     10/1/2005    9/1/2035        360   2597.37   2/1/2006    8/31/2005         356
6076325296     534106      1/1/2006   12/1/2035        360   2559.26   2/1/2006   11/17/2005         359
6090180727     419552      2/1/2006    1/1/2036        360   2097.76   2/1/2006   12/16/2005         360
6094118582    1000000      1/1/2006   12/1/2035        360   4791.67   1/1/2006   11/23/2005         359
6095781172     420000      1/1/2006   12/1/2035        360    2362.5   1/1/2006    11/9/2005         359
6123656800     477000      2/1/2006    1/1/2036        360   2335.31   2/1/2006    12/2/2005         360
6124382943     960000      1/1/2006   12/1/2035        360      4900   1/1/2006   11/23/2005         359
6225300976     544000      1/1/2006   12/1/2035        360   2606.67   2/1/2006   11/10/2005         359
6248370832     588000      2/1/2006    1/1/2036        360   3813.76   2/1/2006   12/19/2005         360
6253615840     704000      1/1/2006   12/1/2035        360      3960   1/1/2006    12/6/2005         359
6309526587     620000      1/1/2006   12/1/2035        360   3035.42   1/1/2006   11/22/2005         359
6313700384     585600      2/1/2006    1/1/2036        360      3294   2/1/2006   12/16/2005         360
6327303910     879200      2/1/2006    1/1/2036        360   5200.81   2/1/2006   12/12/2005         360
6358985965     495920      2/1/2006    1/1/2036        360   2789.55   2/1/2006    12/2/2005         360
6371949584     497200      1/1/2006   12/1/2035        360   2537.79   2/1/2006   11/30/2005         359
6385546855     460000      1/1/2006   12/1/2035        360   2204.17   2/1/2006   11/22/2005         359
6394722158    1500000      2/1/2006    1/1/2036        360      7500   2/1/2006   12/19/2005         360
6398649993     420000     11/1/2005   10/1/2035        360    1837.5   2/1/2006    10/7/2005         357
6400944036     705000      1/1/2006   12/1/2035        360      3525   1/1/2006   11/22/2005         359
6406162930     544000      1/1/2006   12/1/2035        360   3217.97   1/1/2006   11/18/2005         359
6415824595     610000      1/1/2006   12/1/2035        360   3240.63   2/1/2006    12/5/2005         359
6435316572     440000      2/1/2006    1/1/2036        360   2567.73   2/1/2006   12/23/2005         360
6442901085    1000000      2/1/2006    1/1/2036        360   4895.83   2/1/2006    12/6/2005         360
6480163598     664000      1/1/2006   12/1/2035        360   3874.93   1/1/2006    12/2/2005         359
6486942656     435500      2/1/2006    1/1/2036        360   1996.04   2/1/2006   12/23/2005         360
6498260212     480000      2/1/2006    1/1/2036        360      2400   2/1/2006   12/13/2005         360
6506406815     473632      1/1/2006   12/1/2035        360   2689.24   1/1/2006    11/2/2005         359
6508532220     428000      1/1/2006   12/1/2035        360   2095.41   1/1/2006   11/30/2005         359
6561603454     592500      1/1/2006   12/1/2035        360   3410.77   2/1/2006   11/28/2005         359
6597094777     556000      1/1/2006   12/1/2035        360   3378.32   1/1/2006    12/1/2005         359
6604021417     720000      2/1/2006    1/1/2036        360   4316.77   2/1/2006   12/15/2005         360
6628800473     420000      2/1/2006    1/1/2036        360      2100   2/1/2006   12/19/2005         360
6673839616     575000      1/1/2006   12/1/2035        360   2994.79   2/1/2006    12/5/2005         359
6682893935     440000      2/1/2006    1/1/2036        360   2108.33   2/1/2006   12/20/2005         360
6689954300     428000      1/1/2006   12/1/2035        360   2273.75   1/1/2006    12/6/2005         359
6732879280     460000      1/1/2006   12/1/2035        360   2395.83   1/1/2006    12/5/2005         359
6733019365     610000      1/1/2006   12/1/2035        360      3050   2/1/2006   11/23/2005         359
6743919711     600000      2/1/2006    1/1/2036        360      3125   2/1/2006   12/14/2005         360
6745937810     880000      1/1/2006   12/1/2035        360   4308.33   2/1/2006   11/30/2005         359
6830681570     423920      1/1/2006   12/1/2035        360   2207.61   2/1/2006    12/5/2005         359
6855572464     590000      2/1/2006    1/1/2036        360   2765.63   2/1/2006   12/23/2005         360
6867069608     524250      2/1/2006    1/1/2036        360   3058.12   2/1/2006   12/12/2005         360
6887105499     491200      1/1/2006   12/1/2035        360   2506.66   1/1/2006    12/5/2005         359
6892369569     520000      1/1/2006   12/1/2035        360   2545.83   1/1/2006   11/18/2005         359
6907742974     450000      2/1/2006    1/1/2036        360   2203.12   2/1/2006    12/7/2005         360
6951723342     560000      1/1/2006   12/1/2035        360   3208.33   1/1/2006   11/25/2005         359
6954431802     575000      1/1/2006   12/1/2035        360   2695.31   3/1/2006   11/30/2005         359
6958308428     636000      2/1/2006    1/1/2036        360   3915.97   2/1/2006    12/2/2005         360
6962569239     900000      2/1/2006    1/1/2036        360   4031.25   2/1/2006    12/8/2005         360
6963281636     818590      1/1/2006   12/1/2035        360   4348.76   1/1/2006   11/21/2005         359
6968915956     760000      2/1/2006    1/1/2036        360      3800   2/1/2006   12/16/2005         360
6983699809    1100000      1/1/2006   12/1/2035        360   6952.75   1/1/2006    11/8/2005         359


                                                                                                  Rate
   Loan       Scheduled            Appraisal    Sales    PMI Cov                    1st Rate   Adjustment
  Number          PB        FICO     Value      Price       %      PMI Company   Change Date   Frequency
---------------------------------------------------------------------------------------------------------
3303548444     508,328.74    753      644000    636356         0                   12/1/2008           12
3303553501     631,111.00    756     1050000         0         0                    1/1/2009           12
6027187357     499,477.96    751     3000000   3600000         0                   12/1/2008           12
6028547633     520,000.00    809      650000    679000         0                    1/1/2009           12
6051012695     699,999.00    801     1123000    999999         0                   12/1/2008           12
6056424408     449,256.91    744      564000    606975         0                    9/1/2008           12
6076325296     534,106.00    718      765000    667633         0                   12/1/2008           12
6090180727     419,552.00    742      575000    524440         0                    1/1/2009           12
6094118582   1,000,000.00    789     1425000   1375000         0                   12/1/2008           12
6095781172     420,000.00    731      698000         0         0                   12/1/2008           12
6123656800     477,000.00    701     1050000    596784         0                    1/1/2009           12
6124382943     960,000.00    731     1500000   1200000         0                   12/1/2008           12
6225300976     544,000.00    792      680000    680000         0                   12/1/2008           12
6248370832     588,000.00    774      740000    735000         0                    1/1/2009           12
6253615840     704,000.00    740      880000    880000         0                   12/1/2008           12
6309526587     620,000.00    750      775000         0         0                   12/1/2008           12
6313700384     585,600.00    741      732000    732000         0                    1/1/2009           12
6327303910     879,200.00    757     1099500   1099000         0                    1/1/2009           12
6358985965     495,920.00    777      645824    645824         0                    1/1/2009           12
6371949584     497,200.00    684      635000    621500         0                   12/1/2008           12
6385546855     460,000.00    739      590000    575000         0                   12/1/2008           12
6394722158   1,500,000.00    771     2450000   2235062         0                    1/1/2009           12
6398649993     420,000.00    805      525000    525000         0                   10/1/2008           12
6400944036     705,000.00    686      940000   1000000         0                   12/1/2008           12
6406162930     543,445.36    804      680000    680000         0                   12/1/2008           12
6415824595     610,000.00    753      950000         0         0                   12/1/2008           12
6435316572     440,000.00    721      550000    550000         0                    1/1/2009           12
6442901085   1,000,000.00    804     1858000   1585000         0                    1/1/2009           12
6480163598     663,306.74    756      830000    830000         0                   12/1/2008           12
6486942656     435,500.00    754      710000    650000         0                    1/1/2009           12
6498260212     480,000.00    772      620000    600000         0                    1/1/2009           12
6506406815     473,113.57    733      595000    592040         0                   12/1/2008           12
6508532220     428,000.00    785      535000    535000         0                   12/1/2008           12
6561603454     591,866.57    724      775000    787000         0                   12/1/2008           12
6597094777     555,459.60    707      695000    695000         0                   12/1/2008           12
6604021417     720,000.00    795     1000000    900000         0                    1/1/2009           12
6628800473     420,000.00    681      525000    525000         0                    1/1/2009           12
6673839616     575,000.00    715     1280000         0         0                   12/1/2008           12
6682893935     440,000.00    789      560000    550000         0                    1/1/2009           12
6689954300     428,000.00    696      535000         0         0                   12/1/2008           12
6732879280     460,000.00    787      648000         0         0                   12/1/2008           12
6733019365     610,000.00    781      786000    786000         0                   12/1/2008           12
6743919711     600,000.00    721     1500000         0         0                    1/1/2009           12
6745937810     880,000.00    755     1240000   1100000         0                   12/1/2008           12
6830681570     423,860.62    764      537000    529900         0                   12/1/2008           12
6855572464     590,000.00    749      755000         0         0                    1/1/2009           12
6867069608     524,250.00    725      699000    699000         0                    1/1/2009           12
6887105499     491,200.00    742      615000         0         0                   12/1/2008           12
6892369569     520,000.00    760      650000    650000         0                   12/1/2008           12
6907742974     450,000.00    699     1000000    999990         0                    1/1/2009           12
6951723342     560,000.00    755      700000    750000         0                   12/1/2008           12
6954431802     575,000.00    655     1050000    975000         0                   12/1/2008           12
6958308428     636,000.00    728      810000    795000         0                    1/1/2009           12
6962569239     900,000.00    773     2500000         0         0                    1/1/2009           12
6963281636     818,590.00    718     1150000   1023246         0                   12/1/2008           12
6968915956     760,000.00    780     1200000         0         0                    1/1/2009           12
6983699809   1,099,005.58    707     2400000         0         0                   12/1/2008           12


                            Payment
   Loan      1st Payment   Adjustment     Next Rate   Conversion            Rounding   Rounding       Product
  Number     Change Date   Frequency    Change Date      Flag      Margin    Factor      Flag       Description
------------------------------------------------------------------------------------------------------------------
3303548444      1/1/2009           12     12/1/2008       N          2.25        125      U       MR 3 YR NC LIBOR
3303553501      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6027187357      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6028547633      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6051012695      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6056424408     10/1/2008           12      9/1/2008       N          2.25        125      U        3 YR NC LIBOR
6076325296      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6090180727      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6094118582      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6095781172      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6123656800      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6124382943      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6225300976      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6248370832      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6253615840      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6309526587      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6313700384      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6327303910      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6358985965      2/1/2009           12      1/1/2009       N          2.25        125      U        MR 3/1 IO ARM
6371949584      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6385546855      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6394722158      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6398649993     11/1/2008           12     10/1/2008       N          2.25        125      U         3/1 NCONF IO
6400944036      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6406162930      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6415824595      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6435316572      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6442901085      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6480163598      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6486942656      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6498260212      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6506406815      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6508532220      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6561603454      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6597094777      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR
6604021417      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6628800473      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6673839616      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6682893935      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6689954300      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6732879280      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6733019365      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6743919711      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6745937810      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6830681570      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6855572464      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6867069608      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6887105499      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6892369569      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6907742974      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6951723342      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6954431802      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6958308428      2/1/2009           12      1/1/2009       N          2.25        125      U        3 YR NC LIBOR
6962569239      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6963281636      1/1/2009           12     12/1/2008       N          2.25        125      U         3/1 NCONF IO
6968915956      2/1/2009           12      1/1/2009       N          2.25        125      U         3/1 NCONF IO
6983699809      1/1/2009           12     12/1/2008       N          2.25        125      U        3 YR NC LIBOR


   Loan                   Lookback   1st Change   Life    Max     Minimum   Periodic
  Number       Index        Days        Cap       Cap     Rate     Rate     Rate Cap
------------------------------------------------------------------------------------
3303548444   1 yr libor         45            2      6   12.375      2.25       2.00
3303553501   1 yr libor         45            2      6     12.5      2.25       2.00
6027187357   1 yr libor         45            2      6    11.75      2.25       2.00
6028547633   1 yr libor         45            2      6     12.5      2.25       2.00
6051012695   1 yr libor         45            2      6     12.5      2.25       2.00
6056424408   1 yr libor         45            2      6   11.625      2.25       2.00
6076325296   1 yr libor         45            2      6    11.75      2.25       2.00
6090180727   1 yr libor         45            2      6       12      2.25       2.00
6094118582   1 yr libor         45            2      6    11.75      2.25       2.00
6095781172   1 yr libor         45            2      6    12.75      2.25       2.00
6123656800   1 yr libor         45            2      6   11.875      2.25       2.00
6124382943   1 yr libor         45            2      6   12.125      2.25       2.00
6225300976   1 yr libor         45            2      6    11.75      2.25       2.00
6248370832   1 yr libor         45            2      6    12.75      2.25       2.00
6253615840   1 yr libor         45            2      6    12.75      2.25       2.00
6309526587   1 yr libor         45            2      6   11.875      2.25       2.00
6313700384   1 yr libor         45            2      6    12.75      2.25       2.00
6327303910   1 yr libor         45            2      6   11.875      2.25       2.00
6358985965   1 yr libor         45            2      6    12.75      2.25       2.00
6371949584   1 yr libor         45            2      6   12.125      2.25       2.00
6385546855   1 yr libor         45            2      6    11.75      2.25       2.00
6394722158   1 yr libor         45            2      6       12      2.25       2.00
6398649993   1 yr libor         45            2      6    11.25      2.25       2.00
6400944036   1 yr libor         45            2      6       12      2.25       2.00
6406162930   1 yr libor         45            2      6   11.875      2.25       2.00
6415824595   1 yr libor         45            2      6   12.375      2.25       2.00
6435316572   1 yr libor         45            2      6    11.75      2.25       2.00
6442901085   1 yr libor         45            2      6   11.875      2.25       2.00
6480163598   1 yr libor         45            2      6    11.75      2.25       2.00
6486942656   1 yr libor         45            2      6     11.5      2.25       2.00
6498260212   1 yr libor         45            2      6       12      2.25       2.00
6506406815   1 yr libor         45            2      6     11.5      2.25       2.00
6508532220   1 yr libor         45            2      6   11.875      2.25       2.00
6561603454   1 yr libor         45            2      6   11.625      2.25       2.00
6597094777   1 yr libor         45            2      6   12.125      2.25       2.00
6604021417   1 yr libor         45            2      6       12      2.25       2.00
6628800473   1 yr libor         45            2      6       12      2.25       2.00
6673839616   1 yr libor         45            2      6    12.25      2.25       2.00
6682893935   1 yr libor         45            2      6    11.75      2.25       2.00
6689954300   1 yr libor         45            2      6   12.375      2.25       2.00
6732879280   1 yr libor         45            2      6    12.25      2.25       2.00
6733019365   1 yr libor         45            2      6       12      2.25       2.00
6743919711   1 yr libor         45            2      6    12.25      2.25       2.00
6745937810   1 yr libor         45            2      6   11.875      2.25       2.00
6830681570   1 yr libor         45            2      6    12.25      2.25       2.00
6855572464   1 yr libor         45            2      6   11.625      2.25       2.00
6867069608   1 yr libor         45            2      6       13      2.25       2.00
6887105499   1 yr libor         45            2      6   12.125      2.25       2.00
6892369569   1 yr libor         45            2      6   11.875      2.25       2.00
6907742974   1 yr libor         45            2      6   11.875      2.25       2.00
6951723342   1 yr libor         45            2      6   12.875      2.25       2.00
6954431802   1 yr libor         45            2      6   11.625      2.25       2.00
6958308428   1 yr libor         45            2      6    12.25      2.25       2.00
6962569239   1 yr libor         45            2      6   11.375      2.25       2.00
6963281636   1 yr libor         45            2      6   12.375      2.25       2.00
6968915956   1 yr libor         45            2      6       12      2.25       2.00
6983699809   1 yr libor         45            2      6     12.5      2.25       2.00

                                   EXHIBIT D-2

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 2)


Bank of America
               [LOGO]

BOAMS 2006-A
Mortgage Schedule
5-1 ARM: Fixed for five years then rate adjusts each year thereafter.
Net 5: Interest Only for 5 years. Rate is fixed for five years, then adjusts each year thereafter.


Loan Count:                           270
Scheduled PB
as of January 1, 2005:   $ 152,903,234.33
Unpaid PB W/A:           $     566,308.28
W/A Interest Rate:                  5.703
W/A Remaining Term:                 358.3



Loan                                                                  Zip
Number                              Borrower           State          Code          PropertyTypeCode               Occupancy
-------------                       --------           -----       ---------        ----------------       ------------------------
3303285773                           ALOVERA            CA         940150000              CL               Primary (Owner Occupied)
3303416378                           CARTER             CA         928210000        Single Family          Primary (Owner Occupied)
3303426278                          ELLISTON            CA         907173307        Single Family          Primary (Owner Occupied)
3303452993                            ROHM              CA         928690000        Single Family          Primary (Owner Occupied)
3303472801                           CAMARGO            CA             92647        Single Family          Primary (Owner Occupied)
3303541712                          MOORE JR            NC         282110000        Single Family          Primary (Owner Occupied)
3303556207                         LINDAHL JR           TX         750930000        Single Family          Primary (Owner Occupied)
3303566560                            GLEAN             CA         940150000        Single Family          Primary (Owner Occupied)
3303566941                           NGUYEN             SC         295970000              CL              Secondary (Owner Occupied)
3303580116                          GOICOCHEA           MD         208170000        Single Family          Primary (Owner Occupied)
3303582625                            CASE              WA         980530000        Single Family          Primary (Owner Occupied)
6003999940                          GBADAMOSI           MD             20721        Single Family          Primary (Owner Occupied)
6009599280                           PESCHEK            WA             98024         PUD Detached          Primary (Owner Occupied)
6011809966                            RAZA              MA         017482126        Single Family          Primary (Owner Occupied)
6012026420                          SOTOMAYOR           CA             90703        Single Family          Primary (Owner Occupied)
6019619532                           REDMAN             FL         331434609        Single Family          Primary (Owner Occupied)
6019903860                          LAFFERTY            NV             89509         PUD Detached          Primary (Owner Occupied)
6023817924                           KLIMAN             MA             02467        Single Family          Primary (Owner Occupied)
6024286327                            PEREZ             VA         201486953         PUD Detached          Primary (Owner Occupied)
6025598308                             YU               CA             92009         PUD Detached          Primary (Owner Occupied)
6026863149                            DAMON             SC             29016         PUD Detached          Primary (Owner Occupied)
6030989823                           HEADLEY            CA             92602              CL               Primary (Owner Occupied)
6031092841                           BEATTIE            NV             89511         PUD Detached          Primary (Owner Occupied)
6033165843                           LAMBERT            WA             98248        Single Family          Primary (Owner Occupied)
6044295290                            BRODT             AZ             85259              CL               Primary (Owner Occupied)
6045886469                           JACQUES            CA             95650        Single Family          Primary (Owner Occupied)
6047300501                            ROSE              RI             02852        Single Family          Primary (Owner Occupied)
6049656389                          ROBINSON            CA             95054              CL              Secondary (Owner Occupied)
6053832215                            RITZ              IL             60175         PUD Attached          Primary (Owner Occupied)
6056100339                          CAMPBELL            MD             20817        Single Family          Primary (Owner Occupied)
6058327286                          LEYBA JR            NM             87505        Single Family          Primary (Owner Occupied)
6059250099                           BOWERS             CA             95051        Single Family          Primary (Owner Occupied)
6061199235                          BUCHANAN            VA             20141        Single Family          Primary (Owner Occupied)
6061489065                           NOVERAS            CA             94080        Single Family          Primary (Owner Occupied)
6064291088                            AHMED             CA             92009         PUD Detached          Primary (Owner Occupied)
6068828836                          MATKOVIC            CA             94123              CL              Secondary (Owner Occupied)
6068927380                           SAREEN             CA             95125         PUD Detached          Primary (Owner Occupied)
6071629932                            SNEED             CA             90016        Single Family          Primary (Owner Occupied)
6074200566                          WILLIAMS            CA             90703         PUD Detached          Primary (Owner Occupied)
6074480986                          VAN VLEET           CT             06840        Single Family          Primary (Owner Occupied)
6075489507                            CHOI              CA             93010         PUD Detached          Primary (Owner Occupied)
6080314302                            CHASE             WA             98203        Single Family          Primary (Owner Occupied)
6085945415                            CHOO              CA             92886              CL               Primary (Owner Occupied)
6088810665                          CHAGANTI            NJ             07302        Condo Highrise         Primary (Owner Occupied)
6098731455                          CELISTAN            IL         605213624        Single Family          Primary (Owner Occupied)
6101416706                          CRAWFORD            FL             33913         PUD Detached          Primary (Owner Occupied)
6101571120                           COLLOM             TN         371300000        Single Family          Primary (Owner Occupied)
6103167489                       RAMIREZ VASQUEZ        CA             94063        Single Family          Primary (Owner Occupied)
6103634959                            BUSO              VA         222071353        Single Family          Primary (Owner Occupied)
6104151060                          DERIENZIS           FL         322595274         PUD Detached          Primary (Owner Occupied)
6105776402                           THOMAS             GA             30342             PUD               Primary (Owner Occupied)
6112559908                            REDDY             CA             94025              CL               Primary (Owner Occupied)
6113228271                         LOVREKOVIC           GA             31410          Townhouse            Primary (Owner Occupied)
6113735853                         CURA-PENOS           CA             94545        Single Family          Primary (Owner Occupied)
6114171140                            NOEL              CA             93923              CL               Primary (Owner Occupied)
6123739283                            GREY              MA             01778        Single Family          Primary (Owner Occupied)
6124471688                            LARIN             FL             33131        Condo Highrise         Primary (Owner Occupied)
6128462543                           BRYANT             FL             33647         PUD Detached          Primary (Owner Occupied)
6128976674                            XIAO              MN             55126        Single Family          Primary (Owner Occupied)
6143031430                           MIOZZA             PA             17517         Four Family           Primary (Owner Occupied)
6152137862                            STAHL             ID             83716        Single Family          Primary (Owner Occupied)
6156989623                           CASTELL            CA             94530        Single Family          Primary (Owner Occupied)
6159397717                           BREAUX             NC             28173         PUD Detached          Primary (Owner Occupied)
6160356173                           DERECHO            CA             95128              CL               Primary (Owner Occupied)
6162951161                           MARKELS            CA             92109        Single Family          Primary (Owner Occupied)
6163719120                            DANA              CA             92612         PUD Detached          Primary (Owner Occupied)
6165610319                             COY              CA             95117        Single Family          Primary (Owner Occupied)
6170263609                             COX              AZ         853315593         PUD Detached          Primary (Owner Occupied)
6172396811                          ALQUETRA            CA             95054              CL               Primary (Owner Occupied)
6173084697                           MARLOW             CA             94591         PUD Detached          Primary (Owner Occupied)
6173322089                           ESTRADA            CA             90603        Single Family          Primary (Owner Occupied)
6174993219                          DOMAGALA            FL         342129561         PUD Detached          Primary (Owner Occupied)
6175751301                           SLJIVAR            CA             91910        Single Family          Primary (Owner Occupied)
6179157463                           SAADAT             VA             22003        Single Family          Primary (Owner Occupied)
6180404227                           BISARYA            CA             92130              CL               Primary (Owner Occupied)
6181297554                            PFUND             NJ             07423        Single Family          Primary (Owner Occupied)
6189426445                             LE               WA         980555895         PUD Attached          Primary (Owner Occupied)
6196032798                            TRAN              CA             95209        Single Family          Primary (Owner Occupied)
6207962462                           CASSAR             AZ             85045         PUD Detached         Secondary (Owner Occupied)
6210444573                           SIEBERT            CA             92604              CL               Primary (Owner Occupied)
6214336577                        COOK-GALAVIZ          MD             21701         PUD Detached          Primary (Owner Occupied)
6216436383                        RECHTSCHAFFEN         IL         606112696        Condo Highrise         Primary (Owner Occupied)
6222752559                           ALVORD             FL             32207        Single Family          Primary (Owner Occupied)
6226708870                           SPISAK             CA             95123              CL               Primary (Owner Occupied)
6231691426                           GHADERI            VA             20111          Townhouse            Primary (Owner Occupied)
6233446860                           ALAYON             MN         553183407         PUD Detached          Primary (Owner Occupied)
6235908859                            MANN              CA         941072706        Single Family          Primary (Owner Occupied)
6241287777                          ROBICHAUX           CA             95035              CL               Primary (Owner Occupied)
6242538509                            TEBBE             CT             06877        Single Family          Primary (Owner Occupied)
6243503916                           PURWAR             CA             94555         PUD Detached          Primary (Owner Occupied)
6248469766                           SCHARER            CA             91741        Single Family          Primary (Owner Occupied)
6251738057                            RUFO              NJ             07481        Single Family          Primary (Owner Occupied)
6252147902                           GOODING            SC             29585        Single Family          Primary (Owner Occupied)
6253998212                            RAIA              NJ         070595663        Single Family          Primary (Owner Occupied)
6255318237                            VOGEL             VA             22030        Single Family          Primary (Owner Occupied)
6256460699                           LE TUAN            CA             95128              CL               Primary (Owner Occupied)
6256967222                          HOROWITZ            CA             95070         PUD Detached          Primary (Owner Occupied)
6259265970                            REED              MD             20759        Single Family          Primary (Owner Occupied)
6261375007                           DOPKINS            CA             94507        Single Family          Primary (Owner Occupied)
6264108041                           NEALIS             FL         333151219        Single Family          Primary (Owner Occupied)
6270321133                           STEELE             VA             20155         PUD Detached          Primary (Owner Occupied)
6274613782                            AGINS             CA             92262              CL               Primary (Owner Occupied)
6274983268                          PEDERSEN            FL             33133              CL               Primary (Owner Occupied)
6277269533                            LICHT             DC             20008              CL               Primary (Owner Occupied)
6290498085                           GINANI             CO             81154         PUD Detached          Primary (Owner Occupied)
6290587341                          PEDERSEN            CA             94115              CL               Primary (Owner Occupied)
6291960513                          FLEISHMAN           CA             90272              CL               Primary (Owner Occupied)
6292103337                           SGARBI             IN             46140        Single Family          Primary (Owner Occupied)
6294747131                          KOPANSKY            CA             94404         PUD Detached          Primary (Owner Occupied)
6297031848                            WHITE             CA             94618         PUD Detached          Primary (Owner Occupied)
6308650347                            MACEO             CA             94066        Single Family          Primary (Owner Occupied)
6309819826                          SVENDSON            TX         750932421         PUD Detached          Primary (Owner Occupied)
6309867528                             TAM              CA             94597        Single Family          Primary (Owner Occupied)
6319466535                          STINNETT            TN             37069         PUD Detached          Primary (Owner Occupied)
6327253677                           JARVIS             FL             34997        Single Family          Primary (Owner Occupied)
6330047488                            HUIE              CA             94402              CL               Primary (Owner Occupied)
6331716487                            LARA              CA             95128        Single Family          Primary (Owner Occupied)
6335137136                            COSTA             CA             94547         PUD Detached          Primary (Owner Occupied)
6340009809                          VELASQUEZ           CA             94568        Single Family          Primary (Owner Occupied)
6342815005                           BARNES             CA             92673         PUD Detached          Primary (Owner Occupied)
6344198673                          CHAUDHRY            VA             22026         PUD Detached          Primary (Owner Occupied)
6349559945                           SRIRAM             CA             94022        Single Family          Primary (Owner Occupied)
6370522523                          ATKINSON            CA             92010        Single Family          Primary (Owner Occupied)
6371636942                           KRANER             FL             34236              CL              Secondary (Owner Occupied)
6390489232                          GOMBESKI            MD             21155        Single Family          Primary (Owner Occupied)
6391506885                          OSHKELLO            GA             30024         PUD Detached          Primary (Owner Occupied)
6394614454                          MANOUKIAN           CA             94403         PUD Detached          Primary (Owner Occupied)
6396712652                           SCANGAS            CA             92101        Condo Highrise         Primary (Owner Occupied)
6396716547                           COWART             GA             30305         PUD Detached          Primary (Owner Occupied)
6396835826                           VALDEZ             CA             93458        Single Family          Primary (Owner Occupied)
6401116915                            MORAN             CA             92673         PUD Detached          Primary (Owner Occupied)
6401708976                            REDDY             NJ             08540        Single Family          Primary (Owner Occupied)
6406553641                           OVALLE             CA             92505         PUD Detached          Primary (Owner Occupied)
6408707914                           VINCENT            CA             92677        Single Family          Primary (Owner Occupied)
6412877224                          BAUTISTA            VA             22180        Single Family          Primary (Owner Occupied)
6417418354                           RAMAIAH            CA             95070         PUD Attached          Primary (Owner Occupied)
6419731838                          CUTLIFFE            FL         336263353         PUD Detached          Primary (Owner Occupied)
6421771293                          CAMPBELL            FL             32548        Condo Highrise        Secondary (Owner Occupied)
6422042595                            LAPUS             CA             94014         Four Family           Primary (Owner Occupied)
6424372206                           ANDREWS            FL             32920        Condo Highrise        Secondary (Owner Occupied)
6426660871                           WIDMANN            CA             95746        Single Family          Primary (Owner Occupied)
6431029526                          CHANDLER            CA             94002        Single Family          Primary (Owner Occupied)
6441140446                            BROWN             FL             33884        Single Family          Primary (Owner Occupied)
6443798480                            MEHRA             FL             33446        Single Family          Primary (Owner Occupied)
6453277235                          DHARASKER           CA             94539        Single Family          Primary (Owner Occupied)
6458426613                          MAJUMDAR            NJ             08540        Single Family          Primary (Owner Occupied)
6464073573                            TWEED             FL             33917        Single Family          Primary (Owner Occupied)
6465372578                          YOUNGLOVE           CA             90065        Single Family          Primary (Owner Occupied)
6477974072                          MCDONALD            NY             12529        Single Family          Primary (Owner Occupied)
6486117671                           MARTIN             FL             33496        Single Family          Primary (Owner Occupied)
6494397984                           KRANTZ             CA         926883500         PUD Detached          Primary (Owner Occupied)
6500160434                            KIEC              TX             78717         PUD Detached          Primary (Owner Occupied)
6500269177                          TONKOVICH           CA             94103              CL               Primary (Owner Occupied)
6501854779                          HALFERTY            CA             90293        Single Family          Primary (Owner Occupied)
6507522198                         VOSKERCHYAN          CA             91201              CL               Primary (Owner Occupied)
6507532775                           GALYON             CA             92025        Single Family          Primary (Owner Occupied)
6509017874                           WELLMAN            SC             29205        Single Family          Primary (Owner Occupied)
6511558626                             MAY              NJ             08540          Townhouse            Primary (Owner Occupied)
6527802067                         MELSHEIMER           FL             33327         PUD Detached          Primary (Owner Occupied)
6527803776                            TAMA              CA             94109              CL               Primary (Owner Occupied)
6531200969                           GRAHAM             NJ             08540        Single Family          Primary (Owner Occupied)
6534425530                          MCINTYRE            CA             94708        Single Family          Primary (Owner Occupied)
6542715500                        KIRSCHENBAUM          DC             20009        Condo Highrise         Primary (Owner Occupied)
6551206334                        CHAIYOCHLARB          WA             98052         PUD Detached          Primary (Owner Occupied)
6552489467                            HURST             CA             95051        Single Family          Primary (Owner Occupied)
6553821999                            HOUSE             GA             30542         PUD Detached          Primary (Owner Occupied)
6558752223                          ZEIJNALI            CA             95135        Single Family          Primary (Owner Occupied)
6563239646                           MASSEY             FL             34236              CL              Secondary (Owner Occupied)
6566812183                            RANEY             TN             37027         PUD Detached          Primary (Owner Occupied)
6567244683                            BUSBY             CA             92037              CL              Secondary (Owner Occupied)
6567730541                            KATZ              CA             94118        Single Family          Primary (Owner Occupied)
6573745137                             LEE              GA         300757199         PUD Detached          Primary (Owner Occupied)
6583728545                          CHAMBERS            CA             92704        Single Family          Primary (Owner Occupied)
6583751497                         SAIFULISLAM          VA             22079         PUD Detached          Primary (Owner Occupied)
6587628337                            SIMMS             CA             93711        Single Family          Primary (Owner Occupied)
6596884418                           VAN WHY            ME             04109        Single Family          Primary (Owner Occupied)
6597349106                            WHITE             OK         730345090         PUD Detached          Primary (Owner Occupied)
6598093596                           ADELAJA            MD             20723         PUD Detached          Primary (Owner Occupied)
6605042131                           THOMAS             MA         017411648        Single Family          Primary (Owner Occupied)
6605588950                            NIORI             VA             20111          Townhouse            Primary (Owner Occupied)
6608514102                         RITTENHOUSE          VA             20155        Single Family          Primary (Owner Occupied)
6620147865                             SUH              CA             92833         PUD Detached          Primary (Owner Occupied)
6622240924                           TABRAH             CA             95054        Single Family          Primary (Owner Occupied)
6624231038                           GIBSON             CA         951203913        Single Family          Primary (Owner Occupied)
6626817594                             HUI              CA             94601              CL               Primary (Owner Occupied)
6642309527                            RAMOS             DC             20016        Condo Highrise         Primary (Owner Occupied)
6648712120                           BERLIN             VA             20120        Single Family          Primary (Owner Occupied)
6649296511                            LINH              CA             92881              CL               Primary (Owner Occupied)
6654680617                          ANDERSEN            CA             93908        Single Family          Primary (Owner Occupied)
6657957657                           DI BONO            CA             92009        Single Family          Primary (Owner Occupied)
6658122715                         DEMINO III           VA             20170         PUD Detached          Primary (Owner Occupied)
6658395048                          KULIKYAN            CA             92691         PUD Attached          Primary (Owner Occupied)
6661766854                            CHOE              CA             93720         PUD Detached          Primary (Owner Occupied)
6663871868                           FLASTER            FL             34986        Single Family         Secondary (Owner Occupied)
6663986138                           WIGGINS            VA             22191         PUD Detached          Primary (Owner Occupied)
6664260749                            HOGUE             AZ             85715         PUD Detached         Secondary (Owner Occupied)
6665150253                           JOCHIMS            CA             95747        Single Family          Primary (Owner Occupied)
6666292880                          REYNOLDS            NC             27842        Single Family         Secondary (Owner Occupied)
6670575361                           SNYDER             MD             20850         PUD Detached          Primary (Owner Occupied)
6672927248                            BRADY             GA             30126         PUD Detached          Primary (Owner Occupied)
6675201195                           QREITEM            VA         201525759        Single Family          Primary (Owner Occupied)
6675217019                            MUNRO             CO             80304        Single Family          Primary (Owner Occupied)
6680606305                            NAWAZ             VA             22306         PUD Attached          Primary (Owner Occupied)
6683280488                          SNEDIKER            CA             94526         PUD Detached          Primary (Owner Occupied)
6685111723                           CRUZEN             NY             11706              CL               Primary (Owner Occupied)
6690767790                           GURREA             CA             94105        Condo Highrise         Primary (Owner Occupied)
6691463191                          GAGLIONE            FL             32233        Single Family          Primary (Owner Occupied)
6694261550                           CHURCH             WA             98110        Single Family          Primary (Owner Occupied)
6705344395                        MARSIE-HAZEN          MD             20903        Single Family          Primary (Owner Occupied)
6707387699                           SCHEER             GA             30068         PUD Detached          Primary (Owner Occupied)
6707975758                            ORTIZ             CA             92704        Single Family          Primary (Owner Occupied)
6716722415                           TAGGART            IL         605108977        Single Family          Primary (Owner Occupied)
6723799240                          MCDANIELS           CA             94561        Single Family          Primary (Owner Occupied)
6744585727                           HASKELL            FL         341340913         PUD Detached         Secondary (Owner Occupied)
6746039210                          CASTILLO            CA             95037         PUD Detached          Primary (Owner Occupied)
6748008528                           YANISH             FL             34140        Condo Highrise        Secondary (Owner Occupied)
6750477918                            BROCK             NV             89074        Single Family          Primary (Owner Occupied)
6750532662                            FUNG              CA             94110              CL               Primary (Owner Occupied)
6762159397                           ASZKLER            CT             06033        Single Family          Primary (Owner Occupied)
6762512199                           MULLETT            NC             28428              CL              Secondary (Owner Occupied)
6763049993                           HARLAN             CA             92688              CL               Primary (Owner Occupied)
6765672230                            TIGHT             FL             33487         PUD Attached          Primary (Owner Occupied)
6770554043                            KOHLI             TX             75093        Single Family          Primary (Owner Occupied)
6774970187                          MATTINGLY           CA             94550        Single Family          Primary (Owner Occupied)
6791787473                           CLAROS             VA             22041        Single Family          Primary (Owner Occupied)
6793938751                            SCRO              NY             11766              CL               Primary (Owner Occupied)
6794381159                          NAKAMURA            CA             95129        Single Family          Primary (Owner Occupied)
6798856636                          DEANGELO            WA             98075        Single Family          Primary (Owner Occupied)
6799841298                         GRINCEWICH           CA             95130        Single Family          Primary (Owner Occupied)
6802727997                          GALLAGHER           CA             92587         PUD Detached          Primary (Owner Occupied)
6805958359                            MYERS             FL             33410         PUD Detached          Primary (Owner Occupied)
6814343619                             CHO              CA             92603         PUD Detached          Primary (Owner Occupied)
6823557373                            KISSI             CT             06033        Single Family          Primary (Owner Occupied)
6823684292                         NAPOLITANO           NJ         074582606        Single Family          Primary (Owner Occupied)
6829535019                            PHAM              CO             80113         PUD Detached         Secondary (Owner Occupied)
6833045823                             MAK              VA             23320        Single Family          Primary (Owner Occupied)
6837883997                           BISWAS             CA             94086         PUD Attached          Primary (Owner Occupied)
6840777186                          SHAMSHAIR           NJ             08872        Single Family          Primary (Owner Occupied)
6846628441                           DE JOYA            NV             89012         PUD Detached          Primary (Owner Occupied)
6847197180                            WOODS             CA             95030         PUD Detached          Primary (Owner Occupied)
6852260378                            TRIOU             CA             95356        Single Family          Primary (Owner Occupied)
6862943997                          HENCKELL            VA             22306        Single Family          Primary (Owner Occupied)
6866420927                          RODRIGUEZ           CA             90242        Single Family          Primary (Owner Occupied)
6869745536                           PINEDA             CA             90650        Single Family          Primary (Owner Occupied)
6877571718                            DWYER             VA             22407        Single Family          Primary (Owner Occupied)
6877589652                           O'KEEFE            VA             22305        Single Family          Primary (Owner Occupied)
6879086855                           ROLDAN             CA             94592        Single Family          Primary (Owner Occupied)
6884830990                             FOX              WA             98033        Single Family          Primary (Owner Occupied)
6885357886                         VILLANUEVA           CA             94018        Single Family          Primary (Owner Occupied)
6885466562                           SABANDO            CA             91775        Single Family          Primary (Owner Occupied)
6892253672                             LY               CA             95148        Single Family          Primary (Owner Occupied)
6892963288                          DOUGLASS            WA             98029        Single Family          Primary (Owner Occupied)
6894278776                           NAKANO             FL             33157         PUD Detached          Primary (Owner Occupied)
6901854593                           SOLANKI            CA             95014        Single Family          Primary (Owner Occupied)
6922094336                           SANCHEZ            CA             94560        Single Family          Primary (Owner Occupied)
6923155862                          BIGORNIA            CA             94014         Three Family          Primary (Owner Occupied)
6925328962                             MAO              CA             95409        Single Family          Primary (Owner Occupied)
6931789090                           STOWELL            FL             34145        Condo Highrise         Primary (Owner Occupied)
6950104726                           FLEMING            CA             92127              CL               Primary (Owner Occupied)
6954692635                           CORTEZ             CA             94117              CL               Primary (Owner Occupied)
6959678167                          ALBRECHT            CA             92506        Single Family          Primary (Owner Occupied)
6961747976                            CHOE              CA             92870        Single Family          Primary (Owner Occupied)
6965805622                          CAMPBELL            FL             33957              CL              Secondary (Owner Occupied)
6967960748                           GOLDEN             MD             20904         PUD Detached          Primary (Owner Occupied)
6971083784                            ORTA              CA             94509        Single Family          Primary (Owner Occupied)
6978115852                             HAN              WA             98004        Single Family          Primary (Owner Occupied)
6985408324                           CARRION            VA             20155         PUD Detached          Primary (Owner Occupied)
6985437034                       WELLS-STIRCHAK         CA             94523        Single Family          Primary (Owner Occupied)
6989190050                            HIZNY             FL             33301         PUD Attached          Primary (Owner Occupied)
6996872286                           BIDDLE             CA             95765         PUD Detached          Primary (Owner Occupied)



Loan                                            Doc           Original  Note    Original 1st Payment   Maturity  Original Monthly
Number                  LoanPurpose             Type            LTV     Rate       PB       Date          Date     Term   P&I
------------      -----------------------    -----------      --------  ----    -------- -----------   --------  -------- --------
3303285773         Refinance_No_Cash_Out     Standard          73.78       6     479614   2/1/2006      1/1/2036    360   2875.53
3303416378        Refinance_Equity_Takeout   Standard          71.27    5.75     445475   2/1/2006      1/1/2036    360   2599.68
3303426278                Purchase           Standard          80.00   6.375     460000   2/1/2006      1/1/2036    360   2869.81
3303452993         Refinance_No_Cash_Out     Paper Saver       25.02     5.5     450426   1/1/2006      12/1/2035   360   2557.47
3303472801                Purchase           Paper Saver       79.80   6.125     648000   2/1/2006      1/1/2036    360   3937.32
3303541712                Purchase           Paper Saver       80.00   5.875     740000   2/1/2006      1/1/2036    360   4377.38
3303556207         Refinance_No_Cash_Out     Paper Saver       67.08   6.125     620548   2/1/2006      1/1/2036    360   3770.52
3303566560        Refinance_Equity_Takeout   Paper Saver       65.01   5.875     487600   2/1/2006      1/1/2036    360   2884.34
3303566941                Purchase           Paper Saver       80.00    6.25     485200   2/1/2006      1/1/2036    360   2987.46
3303580116                Purchase           Paper Saver       80.00    5.75     493600   2/1/2006      1/1/2036    360   2880.52
3303582625                Purchase           Paper Saver       78.00   6.375     500000   2/1/2006      1/1/2036    360   3119.35
6003999940                Purchase           Standard          90.00    5.75     539100   1/1/2006      12/1/2035   360   2583.19
6009599280                Purchase           Paper Saver       74.99   5.125     649462   1/1/2006      12/1/2035   360   3536.24
6011809966                Purchase           Standard          78.50       5     420000   1/1/2006      12/1/2035   360   2254.66
6012026420        Refinance_Equity_Takeout   All Ready Home    39.50     6.5     454313   1/1/2006      12/1/2035   360   2871.57
6019619532                Purchase           Standard          90.00    5.75     414000   2/1/2006      1/1/2036    360   1983.75
6019903860         Refinance_No_Cash_Out     Rapid             37.35    6.75     504350   2/1/2006      1/1/2036    360   2836.97
6023817924        Refinance_Equity_Takeout   Paper Saver       62.50   4.625     500000   1/1/2006      12/1/2035   360    2570.7
6024286327                Purchase           Paper Saver       80.00   4.375     568000   2/1/2006      1/1/2036    360   2835.95
6025598308                Purchase           Paper Saver       74.50    5.75     880000   1/1/2006      12/1/2035   360   5135.45
6026863149                Purchase           Wholesale SISA    80.00    6.75     607200   2/1/2006      1/1/2036    360   3938.29
6030989823                Purchase           Rapid             79.98    5.25     427750   2/1/2006      1/1/2036    360   1871.41
6031092841         Refinance_No_Cash_Out     Rapid             50.67   6.125    1125000   2/1/2006      1/1/2036    360    5705.3
6033165843                Purchase           Paper Saver       80.00   5.375     476000   1/1/2006      12/1/2035   360   2665.47
6044295290                Purchase           Rapid             80.00       6     508576   2/1/2006      1/1/2036    360   2542.88
6045886469        Refinance_Equity_Takeout   Standard          47.03    6.25     508000   1/1/2006      12/1/2035   360   2645.83
6047300501                Purchase           Paper Saver       80.00    5.75     408640   2/1/2006      1/1/2036    360   1958.07
6049656389                Purchase           Rapid             80.00   5.875     502400   2/1/2006      1/1/2036    360   2459.67
6053832215         Refinance_No_Cash_Out     Wholesale SISA    64.61    6.75     420000   2/1/2006      1/1/2036    360   2724.12
6056100339         Refinance_No_Cash_Out     Paper Saver       57.20   5.375     858000   1/1/2006      12/1/2035   360   3843.13
6058327286                Purchase           Wholesale SISA    80.00       6     536000   1/1/2006      12/1/2035   360      2680
6059250099                Purchase           Standard          78.55   6.125     500000   2/1/2006      1/1/2036    360   3038.06
6061199235                Purchase           Standard          76.37    5.75     500000   2/1/2006      1/1/2036    360   2395.83
6061489065                Purchase           Paper Saver       80.00    5.75     548000   2/1/2006      1/1/2036    360   2625.48
6064291088                Purchase           Paper Saver       69.06   5.375     850000   2/1/2006      1/1/2036    360   3807.29
6068828836                Purchase           Rapid             80.00   5.875     980000   1/1/2006      12/1/2035   360   4797.92
6068927380                Purchase           Standard          80.00    5.75     595200   1/1/2006      12/1/2035   360      2852
6071629932        Refinance_Equity_Takeout   Standard          70.00    6.25     455000   2/1/2006      1/1/2036    360   2369.79
6074200566                Purchase           Paper Saver       65.00    6.25     500500   1/1/2006      12/1/2035   360   2606.29
6074480986        Refinance_Equity_Takeout   Paper Saver       46.31   5.875     880000   2/1/2006      1/1/2036    360   4308.33
6075489507                Purchase           Paper Saver       67.18   5.875     552655   2/1/2006      1/1/2036    360   3269.17
6080314302                Purchase           Paper Saver       80.00       6     560000   2/1/2006      1/1/2036    360   3357.49
6085945415                Purchase           Paper Saver       79.48     5.5     560000   1/1/2006      12/1/2035   360   2566.67
6088810665                Purchase           Standard          80.00   5.125     456800   11/1/2005     10/1/2035   360   1950.92
6098731455                Purchase           Paper Saver       54.46   4.875     640000   2/1/2006      1/1/2036    360   3386.94
6101416706                Purchase           Paper Saver       80.00   6.375     465692   1/1/2006      12/1/2035   360   2473.99
6101571120                Purchase           Standard          56.95       6     397000   1/1/2006      12/1/2035   360      1985
6103167489        Refinance_Equity_Takeout   Paper Saver       64.93   5.875     476000   1/1/2006      12/1/2035   360   2330.42
6103634959        Refinance_Equity_Takeout   Rapid             64.00   6.625     480000   2/1/2006      1/1/2036    360      2650
6104151060                Purchase           Paper Saver       55.90   4.375     450000   1/1/2006      12/1/2035   360   2246.79
6105776402         Refinance_No_Cash_Out     Rapid             69.82    5.75     576055   1/1/2006      12/1/2035   360   2760.26
6112559908                Purchase           Paper Saver       70.00   5.625     843500   1/1/2006      12/1/2035   360   4855.67
6113228271                Purchase           Paper Saver       80.00    5.75     428000   1/1/2006      12/1/2035   360    2497.7
6113735853        Refinance_Equity_Takeout   Paper Saver       60.04       6     517000   2/1/2006      1/1/2036    360      2585
6114171140                Purchase           Paper Saver       80.00   5.875     680000   2/1/2006      1/1/2036    360   3329.17
6123739283         Refinance_No_Cash_Out     Paper Saver       65.35   6.375    1000000   1/1/2006      12/1/2035   360    6238.7
6124471688         Refinance_No_Cash_Out     Paper Saver       80.00    5.75     424000   2/1/2006      1/1/2036    360   2031.67
6128462543                Purchase           Paper Saver       82.88    5.75     414400   1/1/2006      12/1/2035   360   1985.67
6128976674                Purchase           Paper Saver       78.94       5     750000   2/1/2006      1/1/2036    360   4026.17
6143031430                Purchase           Rapid             80.00    6.25     551920   1/1/2006      12/1/2035   360   3398.27
6152137862                Purchase           Wholesale SISA    80.00   6.125     788000   1/1/2006      12/1/2035   360   4022.08
6156989623         Refinance_No_Cash_Out     Rapid             65.59   5.875     609999   1/1/2006      12/1/2035   360   3608.38
6159397717                Purchase           Paper Saver       60.64   4.875     470000   2/1/2006      1/1/2036    360   2487.28
6160356173                Purchase           Rapid             80.00   5.125     459800   2/1/2006      1/1/2036    360   1963.73
6162951161                Purchase           Standard          59.25   4.875     800000   1/1/2006      12/1/2035   360      3250
6163719120                Purchase           Paper Saver       80.00     5.5     744000   1/1/2006      12/1/2035   360      3410
6165610319         Refinance_No_Cash_Out     Paper Saver       64.72       6     600000   1/1/2006      12/1/2035   360      3000
6170263609                Purchase           Paper Saver       79.80   5.125     490000   2/1/2006      1/1/2036    360   2667.99
6172396811                Purchase           Standard          79.99    5.75     436877   1/1/2006      12/1/2035   360   2093.37
6173084697         Refinance_No_Cash_Out     Rapid             80.00   5.875     760000   2/1/2006      1/1/2036    360   3720.83
6173322089                Purchase           Paper Saver       80.00     5.5     500000   1/1/2006      12/1/2035   360   2291.67
6174993219                Purchase           Paper Saver       80.00       5     444000   2/1/2006      1/1/2036    360      1850
6175751301                Purchase           Paper Saver       80.00   5.375     536000   2/1/2006      1/1/2036    360   3001.45
6179157463        Refinance_Equity_Takeout   Rapid             80.00     5.5     588000   1/1/2006      12/1/2035   360      2695
6180404227         Refinance_No_Cash_Out     Paper Saver       80.00       6     560000   2/1/2006      1/1/2036    360      2800
6181297554                Purchase           Paper Saver       80.00       6     656000   2/1/2006      1/1/2036    360      3280
6189426445                Purchase           Paper Saver       80.00   5.375     469560   1/1/2006      12/1/2035   360   2629.41
6196032798                Purchase           Paper Saver       79.24   5.375     448000   1/1/2006      12/1/2035   360   2508.68
6207962462                Purchase           Paper Saver       77.22   5.875     417000   2/1/2006      1/1/2036    360   2041.56
6210444573                Purchase           Paper Saver       80.00    5.75     506000   1/1/2006      12/1/2035   360   2424.58
6214336577                Purchase           Paper Saver       80.00   5.375     466320   2/1/2006      1/1/2036    360   2088.73
6216436383                Purchase           Rapid             50.00   5.125    1150000   1/1/2006      12/1/2035   360   4911.46
6222752559                Purchase           Paper Saver       80.00       5     444000   2/1/2006      1/1/2036    360   2383.49
6226708870                Purchase           Standard          80.00    5.75     492000   2/1/2006      1/1/2036    360   2871.18
6231691426                Purchase           Paper Saver       80.00     6.5     432880   2/1/2006      1/1/2036    360   2344.77
6233446860                Purchase           Standard          80.00   4.875     513600   2/1/2006      1/1/2036    360   2718.02
6235908859                Purchase           Standard          80.00   4.125     948000   10/1/2005     9/1/2035    360   3258.75
6241287777         Refinance_No_Cash_Out     Paper Saver       64.98     5.5     438675   1/1/2006      12/1/2035   360   2010.59
6242538509                Purchase           Paper Saver       57.69       5     450000   1/1/2006      12/1/2035   360    2415.7
6243503916                Purchase           Paper Saver       80.00   5.125     525600   1/1/2006      12/1/2035   360   2861.83
6248469766         Refinance_No_Cash_Out     Standard          80.00    4.75     512000   1/1/2006      12/1/2035   360   2026.67
6251738057         Refinance_No_Cash_Out     Paper Saver       42.50   5.875     425000   1/1/2006      12/1/2035   360   2080.73
6252147902                Purchase           Paper Saver       54.90       5     525000   2/1/2006      1/1/2036    360   2818.32
6253998212        Refinance_Equity_Takeout   Standard          70.12    6.25     575000   2/1/2006      1/1/2036    360   3540.38
6255318237        Refinance_Equity_Takeout   Rapid             79.80   5.625     411000   2/1/2006      1/1/2036    360   1926.56
6256460699                Purchase           Standard          80.00    5.75     440000   1/1/2006      12/1/2035   360   2108.33
6256967222                Purchase           Rapid             79.91   5.875     748000   1/1/2006      12/1/2035   360   3662.08
6259265970                Purchase           Paper Saver       69.82    5.25     720000   2/1/2006      1/1/2036    360      3150
6261375007                Purchase           Standard          60.00   4.875     930000   2/1/2006      1/1/2036    360   3778.04
6264108041         Refinance_No_Cash_Out     Paper Saver       69.77   5.875     439563   2/1/2006      1/1/2036    360   2152.03
6270321133                Purchase           Paper Saver       75.50   5.875     545557   2/1/2006      1/1/2036    360   3227.18
6274613782                Purchase           Wholesale SISA    79.16       6     824000   2/1/2006      1/1/2036    360      4120
6274983268                Purchase           Rapid             80.00    5.75     510000   2/1/2006      1/1/2036    360   2443.75
6277269533                Purchase           Rapid             74.11     5.5     600000   2/1/2006      1/1/2036    360      2750
6290498085         Refinance_No_Cash_Out     Wholesale SISA    80.00   6.875     620000   1/1/2006      12/1/2035   360   3552.08
6290587341                Purchase           Paper Saver       80.00   5.875     607200   1/1/2006      12/1/2035   360   2972.75
6291960513         Refinance_No_Cash_Out     Rapid             66.92   5.875     435000   2/1/2006      1/1/2036    360   2129.69
6292103337                Purchase           Standard          80.00   5.875     418400   2/1/2006      1/1/2036    360      2475
6294747131         Refinance_No_Cash_Out     Rapid             80.00   5.875     576000   2/1/2006      1/1/2036    360      2820
6297031848                Purchase           Paper Saver       80.00    5.75     560000   1/1/2006      12/1/2035   360   3268.01
6308650347                Purchase           Wholesale SISA    80.00   6.375     632000   1/1/2006      12/1/2035   360   3354.09
6309819826                Purchase           Paper Saver       66.49     4.5     650000   2/1/2006      1/1/2036    360   3293.46
6309867528         Refinance_No_Cash_Out     Paper Saver       76.42    6.25     470000   1/1/2006      12/1/2035   360   2893.88
6319466535                Purchase           Paper Saver       70.00    4.75     962500   1/1/2006      12/1/2020   180   7486.64
6327253677                Purchase           Standard          78.70    5.75     480000   1/1/2006      12/1/2035   360      2300
6330047488                Purchase           Paper Saver       75.00   5.875     738750   2/1/2006      1/1/2036    360   4369.99
6331716487                Purchase           Paper Saver       80.00   5.875     504000   2/1/2006      1/1/2036    360   2981.36
6335137136                Purchase           Paper Saver       79.99       5     556310   1/1/2006      12/1/2035   360    2986.4
6340009809        Refinance_Equity_Takeout   Rapid             64.15   6.125     417000   2/1/2006      1/1/2036    360   2128.44
6342815005                Purchase           Paper Saver       66.07   5.625     925000   2/1/2006      1/1/2036    360   5324.83
6344198673                Purchase           Paper Saver       80.00   5.625     445600   1/1/2006      12/1/2035   360   2088.75
6349559945                Purchase           Paper Saver       39.34     5.5     600000   1/1/2006      12/1/2035   360   3406.74
6370522523                Purchase           Standard          75.00    6.25     517500   2/1/2006      1/1/2036    360   2695.31
6371636942                Purchase           Paper Saver       80.00   6.125     455200   2/1/2006      1/1/2036    360   2765.85
6390489232                Purchase           Paper Saver       80.00    5.75     417600   1/1/2006      12/1/2035   360   2437.01
6391506885         Refinance_No_Cash_Out     Paper Saver       64.44   6.125     406000   1/1/2006      12/1/2035   360   2072.29
6394614454                Purchase           Paper Saver       80.00   5.375     635600   2/1/2006      1/1/2036    360   2846.96
6396712652                Purchase           Paper Saver       80.00     5.5     788000   1/1/2006      12/1/2035   360   4474.18
6396716547                Purchase           Paper Saver       80.00    5.25     459600   1/1/2006      12/1/2035   360   2010.75
6396835826                Purchase           Paper Saver       90.00   5.625     405000   1/1/2006      12/1/2035   360   1898.44
6401116915                Purchase           Rapid             80.00     5.5     673600   1/1/2006      12/1/2035   360   3087.33
6401708976        Refinance_Equity_Takeout   Paper Saver       55.00   6.375     550000   2/1/2006      1/1/2036    360   2921.88
6406553641                Purchase           Paper Saver       75.00    5.75     487500   1/1/2006      12/1/2035   360   2335.94
6408707914        Refinance_Equity_Takeout   All Ready Home    67.52    6.75     611144   1/1/2006      12/1/2035   360   3963.87
6412877224        Refinance_Equity_Takeout   Paper Saver       80.00   6.125     449600   1/1/2006      12/1/2035   360   2294.83
6417418354                Purchase           Paper Saver       80.00     5.5     504000   2/1/2006      1/1/2036    360      2310
6419731838                Purchase           Paper Saver       80.00   4.875     484000   1/1/2006      12/1/2035   360   2561.37
6421771293                Purchase           Paper Saver       75.00    6.25     637500   2/1/2006      1/1/2036    360   3320.31
6422042595                Purchase           Standard          80.00     6.5     960000   2/1/2006      1/1/2036    360   6067.86
6424372206                Purchase           Standard          73.68       6     420000   2/1/2006      1/1/2036    360      2100
6426660871                Purchase           Paper Saver       70.48    5.75     800000   1/1/2006      12/1/2035   360   3833.33
6431029526                Purchase           Standard          80.00   5.875     632000   1/1/2006      12/1/2035   360   3738.52
6441140446                Purchase           Paper Saver       80.00    6.25     400000   1/1/2006      12/1/2035   360   2083.33
6443798480                Purchase           Paper Saver       79.67    5.25   676156.8   2/1/2006      1/1/2036    360   2958.19
6453277235         Refinance_No_Cash_Out     Paper Saver       63.60   5.875     900000   2/1/2006      1/1/2036    360   4406.25
6458426613                Purchase           Paper Saver       80.00    5.75     455920   1/1/2006      12/1/2035   360   2184.62
6464073573        Refinance_Equity_Takeout   Paper Saver       31.72   5.875     475884   2/1/2006      1/1/2036    360   2329.85
6465372578                Purchase           Rapid             80.00    5.75     584000   2/1/2006      1/1/2036    360   3408.07
6477974072                Purchase           Wholesale SISA    79.86   6.625     583000   2/1/2006      1/1/2036    360   3218.65
6486117671        Refinance_Equity_Takeout   All Ready Home    26.48   5.875     487273   1/1/2006      12/1/2035   360   2882.41
6494397984                Purchase           Rapid             80.00   4.875     724000   1/1/2006      12/1/2035   360   3831.47
6500160434                Purchase           Paper Saver       79.99     5.5     424411   1/1/2006      12/1/2035   360   2409.77
6500269177                Purchase           Rapid             63.63    4.75     700000   8/1/2005      7/1/2035    360   2770.83
6501854779        Refinance_Equity_Takeout   All Ready Home    56.39     6.5     507569   1/1/2006      12/1/2035   360   3208.19
6507522198                Purchase           Wholesale SISA    80.00    6.25     480000   2/1/2006      1/1/2036    360      2500
6507532775                Purchase           Paper Saver       77.14   5.625     540000   2/1/2006      1/1/2036    360   2531.25
6509017874         Refinance_No_Cash_Out     Paper Saver       73.33       6     880000   1/1/2006      12/1/2035   360      4400
6511558626                Purchase           Standard          80.00       5     508000   2/1/2006      1/1/2036    360   2727.06
6527802067        Refinance_Equity_Takeout   Rapid             80.00   5.875     408000   1/1/2006      12/1/2035   360    1997.5
6527803776                Purchase           Standard          80.00     5.5     583200   2/1/2006      1/1/2036    360      2673
6531200969                Purchase           Standard          80.00   5.375     720000   2/1/2006      1/1/2036    360    4031.8
6534425530                Purchase           Standard          80.00       6     480000   2/1/2006      1/1/2036    360      2400
6542715500                Purchase           Paper Saver       80.00       5     488000   2/1/2006      1/1/2036    360   2033.33
6551206334                Purchase           Paper Saver       68.85   4.875     420000   2/1/2006      1/1/2036    360   2222.68
6552489467                Purchase           Paper Saver       70.00    5.75     490000   2/1/2006      1/1/2036    360   2347.92
6553821999         Refinance_No_Cash_Out     Standard          79.42   6.375     417000   2/1/2006      1/1/2036    360   2215.31
6558752223        Refinance_Equity_Takeout   Paper Saver       48.47       6     635000   2/1/2006      1/1/2036    360      3175
6563239646                Purchase           Paper Saver       72.41   6.375     420000   2/1/2006      1/1/2036    360   2231.25
6566812183                Purchase           Rapid             78.94   5.625     600000   2/1/2006      1/1/2036    360    2812.5
6567244683                Purchase           Paper Saver       80.00   5.875     703200   2/1/2006      1/1/2036    360    4159.7
6567730541                Purchase           Paper Saver       80.00   5.875     972000   1/1/2006      12/1/2035   360   5749.75
6573745137                Purchase           Rapid             80.00       5     428000   1/1/2006      12/1/2035   360   1783.33
6583728545        Refinance_Equity_Takeout   Paper Saver       75.83     6.5     455000   2/1/2006      1/1/2036    360   2464.58
6583751497                Purchase           Paper Saver       80.00   5.625     645600   1/1/2006      12/1/2035   360   3026.25
6587628337                Purchase           Paper Saver       80.00   5.625     720000   1/1/2006      12/1/2035   360      3375
6596884418                Purchase           Standard          80.00    5.75     960000   2/1/2006      1/1/2036    360      4600
6597349106                Purchase           Paper Saver       77.85       5     450000   2/1/2006      1/1/2036    360    2415.7
6598093596         Refinance_No_Cash_Out     Paper Saver       68.86   5.375     475174   1/1/2006      12/1/2035   360   2128.38
6605042131                Purchase           Standard          62.69    4.75    1000000   2/1/2006      1/1/2036    360   3958.33
6605588950                Purchase           Rapid             80.00     6.5     404560   1/1/2006      12/1/2035   360   2191.37
6608514102                Purchase           Standard          79.99   5.125     468419   2/1/2006      1/1/2036    360   2000.54
6620147865                Purchase           Paper Saver       75.00   5.625     715500   2/1/2006      1/1/2036    360   3353.91
6622240924        Refinance_Equity_Takeout   Paper Saver       68.40     6.5     506212   2/1/2006      1/1/2036    360   3199.61
6624231038                Purchase           Paper Saver       78.92       5     749000   2/1/2006      1/1/2036    360   3120.83
6626817594                Purchase           Paper Saver       80.00   5.875     492000   1/1/2006      12/1/2035   360   2408.75
6642309527                Purchase           Paper Saver       80.00     5.5     639920   1/1/2006      12/1/2035   360   2932.97
6648712120        Refinance_Equity_Takeout   Paper Saver       70.00    5.75     420000   1/1/2006      12/1/2035   360    2010.4
6649296511                Purchase           Paper Saver       80.00   6.375     436000   2/1/2006      1/1/2036    360   2720.08
6654680617                Purchase           Paper Saver       39.28   5.625     550000   1/1/2006      12/1/2035   360   2578.13
6657957657         Refinance_No_Cash_Out     Paper Saver       64.00    6.25     640000   2/1/2006      1/1/2036    360   3333.33
6658122715         Refinance_No_Cash_Out     Paper Saver       49.65   5.625     644045   1/1/2006      12/1/2035   360   3018.96
6658395048                Purchase           Paper Saver       80.00    5.75     432000   1/1/2006      12/1/2035   360      2070
6661766854                Purchase           Paper Saver       72.22     5.5     650000   1/1/2006      12/1/2035   360   2979.17
6663871868                Purchase           Paper Saver       74.27    6.25     500000   1/1/2006      12/1/2035   360   2604.17
6663986138                Purchase           Standard          79.99   5.875     657975   2/1/2006      1/1/2036    360   3221.34
6664260749                Purchase           Paper Saver       34.70    5.75     600000   2/1/2006      1/1/2036    360   3501.44
6665150253        Refinance_Equity_Takeout   Rapid             59.40       6     398000   1/1/2006      12/1/2035   360      1990
6666292880         Refinance_No_Cash_Out     Paper Saver       67.67    5.75     416200   1/1/2006      12/1/2035   360   1994.29
6670575361                Purchase           Rapid             80.00       6     480000   2/1/2006      1/1/2036    360      2400
6672927248                Purchase           Paper Saver       68.39   4.875     454492   2/1/2006      1/1/2036    360   2405.21
6675201195                Purchase           Paper Saver       80.00    5.25     725600   1/1/2006      12/1/2035   360    3174.5
6675217019                Purchase           Rapid             80.00    5.75     568000   2/1/2006      1/1/2036    360   2721.67
6680606305                Purchase           Paper Saver       79.99    5.75     425431   1/1/2006      12/1/2035   360   2038.52
6683280488                Purchase           Standard          80.00   5.375     848000   1/1/2006      12/1/2035   360   3798.33
6685111723                Purchase           Paper Saver       90.97   5.875     463972   1/1/2006      12/1/2035   360   2744.57
6690767790                Purchase           Paper Saver       80.00    5.75     468000   2/1/2006      1/1/2036    360   2731.13
6691463191                Purchase           Standard          80.00    5.75     594000   2/1/2006      1/1/2036    360   2846.25
6694261550         Refinance_No_Cash_Out     Paper Saver       63.68       6     509500   2/1/2006      1/1/2036    360    2547.5
6705344395        Refinance_Equity_Takeout   Wholesale SISA    62.58    6.25     485000   1/1/2006      12/1/2035   360   2986.23
6707387699                Purchase           Paper Saver       65.00     5.5     497250   2/1/2006      1/1/2036    360   2279.06
6707975758         Refinance_No_Cash_Out     Paper Saver       75.00   5.625     450000   2/1/2006      1/1/2036    360   2108.11
6716722415                Purchase           Paper Saver       80.00   4.875     504000   1/1/2006      12/1/2035   360   2667.21
6723799240                Purchase           Paper Saver       54.64   6.375     500000   2/1/2006      1/1/2036    360   2656.25
6744585727                Purchase           Paper Saver       65.21    5.75     600000   1/1/2006      12/1/2035   360      2875
6746039210                Purchase           Paper Saver       70.00     5.5     594965   2/1/2006      1/1/2036    360   2726.92
6748008528                Purchase           Rapid             75.00   5.875     600000   2/1/2006      1/1/2036    360    2937.5
6750477918         Refinance_No_Cash_Out     Paper Saver       30.67    6.25     475500   1/1/2006      12/1/2035   360   2476.56
6750532662                Purchase           Rapid             80.00     5.5     471200   2/1/2006      1/1/2036    360   2159.67
6762159397                Purchase           Standard          80.00       5     478400   2/1/2006      1/1/2036    360   1993.33
6762512199                Purchase           Paper Saver       80.00   5.625     480000   12/1/2005     11/1/2035   360   2248.13
6763049993                Purchase           Standard          80.00   5.875     422000   1/1/2006      12/1/2035   360   2066.04
6765672230                Purchase           Paper Saver       80.00    5.25     536104   1/1/2006      12/1/2035   360   2960.39
6770554043                Purchase           Paper Saver       61.34    5.75    1000000   2/1/2006      1/1/2036    360   5835.73
6774970187        Refinance_Equity_Takeout   Standard          54.79   6.125     400000   2/1/2006      1/1/2036    360   2041.67
6791787473                Purchase           Paper Saver       80.00   5.625     412000   2/1/2006      1/1/2036    360   1931.25
6793938751                Purchase           Paper Saver       75.00     5.5     667500   2/1/2006      1/1/2036    360   3059.37
6794381159                Purchase           Standard          80.00    5.25     764000   1/1/2006      12/1/2035   360    3342.5
6798856636                Purchase           Paper Saver       75.64   5.875     590000   2/1/2006      1/1/2036    360   2888.54
6799841298         Refinance_No_Cash_Out     Paper Saver       66.69   6.125     433500   1/1/2006      12/1/2035   360   2212.66
6802727997                Purchase           Paper Saver       62.50   5.875     500000   1/1/2006      12/1/2035   360   2957.69
6805958359                Purchase           Rapid             80.00   5.875     423481   2/1/2006      1/1/2036    360   2073.29
6814343619                Purchase           Paper Saver       45.64    5.75     839000   2/1/2006      1/1/2036    360   4020.21
6823557373         Refinance_No_Cash_Out     Paper Saver       80.00   5.875     652000   2/1/2006      1/1/2036    360   3856.83
6823684292        Refinance_Equity_Takeout   Standard          37.68   5.875     650000   1/1/2006      12/1/2035   360   3182.29
6829535019                Purchase           Rapid             75.00       6    1143750   2/1/2006      1/1/2036    360   6857.36
6833045823                Purchase           Paper Saver       80.00     5.5     519920   2/1/2006      1/1/2036    360   2382.97
6837883997                Purchase           Paper Saver       79.99   5.875     517120   2/1/2006      1/1/2036    360   3058.97
6840777186                Purchase           Paper Saver       80.00   6.125     485468   1/1/2006      12/1/2035   360   2477.91
6846628441                Purchase           Paper Saver       80.00    5.75     447200   1/1/2006      12/1/2035   360   2142.45
6847197180                Purchase           Paper Saver       68.17   5.125     736750   2/1/2006      1/1/2036    360   4011.51
6852260378                Purchase           Standard          80.00   4.875     556000   1/1/2006      12/1/2035   360    2942.4
6862943997        Refinance_Equity_Takeout   Paper Saver       72.07   6.125     555000   2/1/2006      1/1/2036    360   2832.81
6866420927                Purchase           Paper Saver       80.00   6.125     441600   1/1/2006      12/1/2035   360      2254
6869745536                Purchase           Paper Saver       80.00   5.125     428000   2/1/2006      1/1/2036    360   1827.92
6877571718                Purchase           Paper Saver       80.00    5.75     536000   1/1/2006      12/1/2035   360   2568.33
6877589652                Purchase           Paper Saver       55.26    5.75     425000   2/1/2006      1/1/2036    360   2036.46
6879086855         Refinance_No_Cash_Out     Paper Saver       78.57   5.875     550000   2/1/2006      1/1/2036    360   3253.46
6884830990                Purchase           Paper Saver       72.28   6.125     450000   2/1/2006      1/1/2036    360   2296.88
6885357886         Refinance_No_Cash_Out     Paper Saver       62.27       6     476400   2/1/2006      1/1/2036    360      2382
6885466562                Purchase           Paper Saver       80.00    6.25     432000   1/1/2006      12/1/2035   360      2250
6892253672        Refinance_Equity_Takeout   Paper Saver       60.88     5.5     414000   2/1/2006      1/1/2036    360    1897.5
6892963288                Purchase           Paper Saver       80.00     5.5     525840   1/1/2006      12/1/2035   360    2410.1
6894278776                Purchase           Paper Saver       79.39   5.625     470000   1/1/2006      12/1/2035   360   2705.59
6901854593                Purchase           Rapid             80.00   5.375     984000   2/1/2006      1/1/2036    360    4407.5
6922094336         Refinance_No_Cash_Out     Paper Saver       76.52   6.125     440000   1/1/2006      12/1/2035   360   2245.83
6923155862                Purchase           Standard          72.22   5.875     650000   11/1/2005     10/1/2035   360      3845
6925328962         Refinance_No_Cash_Out     Paper Saver       47.53   5.375     463485   11/1/2005     10/1/2035   360   2595.39
6931789090                Purchase           Rapid             69.87   5.875    1160000   2/1/2006      1/1/2036    360   5679.17
6950104726                Purchase           Standard          79.99       6     482300   1/1/2006      12/1/2035   360    2411.5
6954692635         Refinance_No_Cash_Out     Paper Saver       80.00    5.75     640000   1/1/2006      12/1/2035   360   3066.67
6959678167                Purchase           Paper Saver       48.38    6.25     450000   1/1/2006      12/1/2035   360   2343.75
6961747976                Purchase           Paper Saver       78.79    5.75     700000   2/1/2006      1/1/2036    360   3354.17
6965805622                Purchase           Paper Saver       75.00    5.75     495000   1/1/2006      12/1/2035   360   2371.88
6967960748         Refinance_No_Cash_Out                       70.26   5.625     397000   2/1/2006      1/1/2036    360      1860
6971083784        Refinance_Equity_Takeout   Standard          70.00   6.125     406000   2/1/2006      1/1/2036    360   2072.29
6978115852                Purchase           Paper Saver       80.00     5.5     421600   1/1/2006      12/1/2035   360   1932.33
6985408324         Refinance_No_Cash_Out     Paper Saver       74.84   5.875     473000   1/1/2006      12/1/2035   360   2315.73
6985437034                Purchase           Paper Saver       80.00     6.5     520000   2/1/2006      1/1/2036    360   2816.67
6989190050                Purchase           Paper Saver       80.00   5.625     528000   1/1/2006      12/1/2035   360   3039.47
6996872286        Refinance_Equity_Takeout   Standard          77.65    5.75     629000   2/1/2006      1/1/2036    360   3013.96

(Table Contineue
   Loan          Current       Closing   Remaining   Scheduled           Appraisal        Sales     PMI Cov
  Number         Due Date        Date       Term        PB       FICO      Value           Price        %        PMI Company
-----------      --------    ----------  ---------   -------     ----      -----           ----     --------     --------------
3303285773      3/1/2006     12/21/2005     360         479614    652      650000            0          0
3303416378      3/1/2006     12/21/2005     360         445475    728      625000            0          0
3303426278      2/1/2006     12/12/2005     360         460000    768      575000       575000          0
3303452993      4/1/2006     11/23/2005     359      449932.98    755     1800000            0          0
3303472801      3/1/2006      12/5/2005     360         648000    778      812000       812000          0
3303541712      2/1/2006      12/2/2005     360         740000    796      925000       925000          0
3303556207      3/1/2006     12/21/2005     360         620548    724      925000            0          0
3303566560      3/1/2006     12/12/2005     360         487600    765      750000            0          0
3303566941      3/1/2006     12/15/2005     360         485200    748      636000       606500          0
3303580116      3/1/2006     12/20/2005     360         493600    794      620000       617000          0
3303582625      3/1/2006     12/12/2005     360         500000    826      641000       641000          0
6003999940      2/1/2006     11/29/2005     359         539100    742      600000       599000         25   REPUBLIC MORTGAGE INS CO
6009599280      3/1/2006     11/18/2005     359       648699.5    774      866000       865950          0
6011809966      3/1/2006     11/30/2005     359      419489.46    677      557000       535000          0
6012026420      3/1/2006      12/1/2005     359      453902.29    692     1150000            0          0
6019619532      2/1/2006     12/15/2005     360         414000    747      460000       460000         25            UNITED GUARANTY
6019903860      2/1/2006     12/16/2005     360         504350    780     1350000            0          0
6023817924      2/1/2006     11/30/2005     359      499356.38    693      800000            0          0
6024286327      4/1/2006      12/9/2005     360         568000    788      715000       710000          0
6025598308      3/1/2006     11/17/2005     359      396781.22    796     1185000      1181163          0
6026863149      3/1/2006      12/5/2005     360         607200    732      760000       759000          0
6030989823      3/1/2006     12/19/2005     360         427750    742      535000       534790          0
6031092841      2/1/2006     12/27/2005     360        1125000    773     2220000            0          0
6033165843      2/1/2006     11/30/2005     359      475466.61    779      615000       595000          0
6044295290      2/1/2006     12/21/2005     360         508576    724      636000       635720          0
6045886469      4/1/2006      12/5/2005     359         508000    704     1080000            0          0
6047300501      3/1/2006     12/15/2005     360         408640    810      540000       510800          0
6049656389      3/1/2006     12/23/2005     360         502400    803      628000       628000          0
6053832215      3/1/2006     12/16/2005     360         420000    747      650000            0          0
6056100339      2/1/2006     11/29/2005     359         858000    718     1500000            0          0
6058327286      3/1/2006     11/22/2005     359         536000    734      690200       670000          0
6059250099      3/1/2006      12/6/2005     360         500000    661      636500       636500          0
6061199235      2/1/2006     12/22/2005     360         500000    676      660000       654663          0
6061489065      3/1/2006      12/7/2005     360         548000    774      685000       685000          0
6064291088      3/1/2006     12/20/2005     360         850000    757     1231000      1230674          0
6068828836      3/1/2006     11/18/2005     359         980000    754     1225000      1225000          0
6068927380      2/1/2006     11/28/2005     359         595200    681      744000       744000          0
6071629932      2/1/2006     12/21/2005     360         455000    642      650000            0          0
6074200566      3/1/2006      12/7/2005     359         500500    806      770000       770000          0
6074480986      3/1/2006     12/14/2005     360         880000    741     1900000            0          0
6075489507      3/1/2006      12/8/2005     360         552655    756      822600       822550          0
6080314302      2/1/2006     12/27/2005     360         560000    747      700000       700000          0
6085945415      3/1/2006     11/30/2005     359         560000    682      705000       704548          0
6088810665      3/1/2006      9/12/2005     357         456800    695      580000       571000          0
6098731455      3/1/2006     12/12/2005     360         640000    784     1250000      1175000          0
6101416706      3/1/2006     11/30/2005     359         465692    711      585000       582115          0
6101571120      3/1/2006      11/7/2005     359         397000    764      720000       697000          0
6103167489      2/1/2006     11/21/2005     359         476000    764      733000            0          0
6103634959      2/1/2006     12/16/2005     360         480000    815      750000            0          0
6104151060      3/1/2006     11/30/2005     359      449393.83    776      810000       805000          0
6105776402      2/1/2006      12/5/2005     359         576055    782      825000            0          0
6112559908      3/1/2006     11/30/2005     359      842453.91    816     1205000      1205000          0
6113228271      3/1/2006     11/28/2005     359      427553.13    769      540000       535000          0
6113735853      2/1/2006     12/16/2005     360         517000    720      861000            0          0
6114171140      2/1/2006     12/20/2005     360         680000    818      850000       850000          0
6123739283      3/1/2006     11/30/2005     359       999073.8    754     1530000            0          0
6124471688      2/1/2006     12/19/2005     360         424000    741      530000            0          0
6128462543      3/1/2006     11/14/2005     359         414400    712      500000       518000         12   REPUBLIC MORTGAGE INS CO
6128976674      3/1/2006      12/7/2005     360         750000    795      950000      1034926          0
6143031430      2/1/2006     11/14/2005     359      551396.31    794      700000       689900          0
6152137862      3/1/2006     11/23/2005     359         788000    788      995000       985000          0
6156989623      2/1/2006     11/30/2005     359      609377.07    750      930000            0          0
6159397717      3/1/2006      12/2/2005     360         470000    804      795000       775000          0
6160356173      3/1/2006     12/23/2005     360         459800    738      575000       574750          0
6162951161      3/1/2006     11/23/2005     359         800000    680     1375000      1350000          0
6163719120      2/1/2006     11/14/2005     359         744000    780      930000       930000          0
6165610319      3/1/2006     11/30/2005     359         600000    736      927000            0          0
6170263609      2/1/2006      12/8/2005     360         490000    769      619000       614000          0
6172396811      3/1/2006     11/16/2005     359         436877    739      552000       546097          0
6173084697      3/1/2006     12/13/2005     360         760000    779      950000            0          0
6173322089      3/1/2006     11/30/2005     359         500000    743      640000       625000          0
6174993219      3/1/2006     12/16/2005     360         444000    785      560000       555000          0
6175751301      4/1/2006     12/16/2005     360         536000    791      670000       670000          0
6179157463      2/1/2006      11/7/2005     359         588000    766      735000            0          0
6180404227      3/1/2006     12/21/2005     360         560000    760      700000            0          0
6181297554      3/1/2006     12/15/2005     360         656000    781      860000       820000          0
6189426445      2/1/2006      12/1/2005     359      469033.83    777      617000       586950          0
6196032798      3/1/2006     11/18/2005     359      447497.99    743      575000       565310          0
6207962462      3/1/2006      12/9/2005     360         417000    769      540000       540000          0
6210444573      3/1/2006      12/6/2005     359         506000    701      640000       632500          0
6214336577      2/1/2006     12/15/2005     360         466320    752      583000       582900          0
6216436383      2/1/2006     11/15/2005     359        1150000    771     2300000      2300000          0
6222752559      3/1/2006      12/6/2005     360         444000    809      555000       555000          0
6226708870      3/1/2006     12/23/2005     360         492000    662      615000       615000          0
6231691426      3/1/2006      12/9/2005     360         432880    736      542000       541100          0
6233446860      2/1/2006      12/9/2005     360         513600    672      650000       642000          0
6235908859      3/1/2006      8/18/2005     356         948000    701     1185000      1185000          0
6241287777      3/1/2006      12/6/2005     359         438675    787      675000            0          0
6242538509      3/1/2006     11/15/2005     359       449459.3    802      780000       780000          0
6243503916      3/1/2006     11/22/2005     359      524982.92    770      660000       657000          0
6248469766      3/1/2006     11/25/2005     359         512000    774      640000            0          0
6251738057      3/1/2006      12/5/2005     359         425000    770     1000000            0          0
6252147902      4/1/2006      12/9/2005     360         525000    799     1000000       956281          0
6253998212      3/1/2006     12/19/2005     360         575000    644      820000            0          0
6255318237      3/1/2006     12/16/2005     360         411000    745      515000            0          0
6256460699      2/1/2006     11/30/2005     359         440000    795      550000       550000          0
6256967222      3/1/2006      12/6/2005     359         748000    757      965000       936000          0
6259265970      3/1/2006      12/2/2005     360         720000    767     1032000      1031132          0
6261375007      3/1/2006      12/7/2005     360         930000    754     1550000      1550000          0
6264108041      3/1/2006      12/2/2005     360         439563    803      630000            0          0
6270321133      2/1/2006     12/15/2005     360         545557    760      722500       742827          0
6274613782      3/1/2006     12/15/2005     360         824000    782     1075000      1040832          0
6274983268      3/1/2006     12/16/2005     360         510000    777      640000       637500          0
6277269533      3/1/2006     12/15/2005     360         600000    726      825000       809500          0
6290498085      3/1/2006     11/22/2005     359         620000    769      775000            0          0
6290587341      3/1/2006     11/23/2005     359         607200    795      759000       759000          0
6291960513      3/1/2006     12/15/2005     360         435000    757      650000            0          0
6292103337      3/1/2006     12/14/2005     360         418400    658      525000       523000          0
6294747131      3/1/2006     12/13/2005     360         576000    739      720000            0          0
6297031848      3/1/2006      12/7/2005     359      559415.32    790      700000       700000          0
6308650347      2/1/2006     11/23/2005     359         632000    713      790000       790000          0
6309819826      2/1/2006      12/5/2005     360         650000    776      990000       977500          0
6309867528      3/1/2006     11/23/2005     359      468046.22    778      615000            0          0
6319466535      3/1/2006      12/1/2005     179      958823.26    793     1400000      1375000          0
6327253677      3/1/2006     11/22/2005     359         480000    640      615000       609900          0
6330047488      2/1/2006      12/5/2005     360         738750    784      985000       985000          0
6331716487      3/1/2006     12/13/2005     360         504000    782      630000       630000          0
6335137136      2/1/2006     11/18/2005     359      555641.96    779      695578       695388          0
6340009809      3/1/2006     12/22/2005     360         417000    710      650000            0          0
6342815005      3/1/2006     12/15/2005     360         925000    777     1400000      1400000          0
6344198673      3/1/2006     11/21/2005     359         445600    733      620000       557000          0
6349559945      2/1/2006     11/29/2005     359      599343.26    798     1525000      1550000          0
6370522523      2/1/2006     12/16/2005     360         517500    631      730000       690000          0
6371636942      2/1/2006     12/12/2005     360         455200    781      675000       569000          0
6390489232      3/1/2006     11/23/2005     359      417163.99    799      640000       522000          0
6391506885      3/1/2006      12/5/2005     359         406000    771      630000            0          0
6394614454      3/1/2006     12/22/2005     360         635600    739      795000       794500          0
6396712652      3/1/2006     11/23/2005     359      787137.49    744     1350000       985000          0
6396716547      3/1/2006     11/18/2005     359         459600    755      580000       574500          0
6396835826      2/1/2006     11/23/2005     359         405000    723      450000       450000         25   GENERAL ELECTRIC MTG INS
6401116915      3/1/2006      12/2/2005     359         673600    760      842000       842000          0
6401708976      3/1/2006      12/5/2005     360         550000    733     1000000            0          0
6406553641      3/1/2006     11/16/2005     359         487500    746      660000       650000          0
6408707914      2/1/2006      12/1/2005     359      610617.82    704      905000            0          0
6412877224      3/1/2006     11/28/2005     359         449600    748      562000            0          0
6417418354      3/1/2006     12/16/2005     360         504000    774      630000       630000          0
6419731838      3/1/2006      11/9/2005     359      483404.88    782      605000       605000          0
6421771293      3/1/2006     12/12/2005     360         637500    765      870000       850000          0
6422042595      3/1/2006     12/15/2005     360         960000    707     1200000      1200000          0
6424372206      3/1/2006     12/21/2005     360         420000    766      575000       570000          0
6426660871      3/1/2006     11/29/2005     359         800000    781     1135000      1135000          0
6431029526      3/1/2006      12/6/2005     359      631355.65    643      790000       790000          0
6441140446      2/1/2006      12/1/2005     359         400000    762      500000       500000          0
6443798480      2/1/2006     12/19/2005     360       676156.8    751      905000       848696          0
6453277235      3/1/2006     12/23/2005     360         900000    799     1415000            0          0
6458426613      3/1/2006     11/28/2005     359         455920    767      570000       569900          0
6464073573      3/1/2006     12/16/2005     360         475884    741     1500000            0          0
6465372578      3/1/2006      12/7/2005     360         584000    711      730000       730000          0
6477974072      2/1/2006     12/16/2005     360         583000    778      730000       850000          0
6486117671      2/1/2006      12/1/2005     359       486776.2    729     1840000            0          0
6494397984      3/1/2006     11/17/2005     359      723109.78    703      905000       905000          0
6500160434      3/1/2006      12/1/2005     359      423946.98    738      552000       530514          0
6500269177      2/1/2006      6/28/2005     354         700000    689     1100000      1100000          0
6501854779      3/1/2006      12/1/2005     359      507110.14    796      900000            0          0
6507522198      3/1/2006     12/23/2005     360         480000    709      600000       600000          0
6507532775      3/1/2006     12/20/2005     360         540000    720      700000       700000          0
6509017874      2/1/2006     11/28/2005     359         880000    682     1200000            0          0
6511558626      3/1/2006      12/9/2005     360         508000    669      635000       635000          0
6527802067      3/1/2006     11/29/2005     359         408000    762      510000            0          0
6527803776      3/1/2006     12/16/2005     360         583200    787      729000       729000          0
6531200969      2/1/2006      12/8/2005     360         720000    0        925000       900000          0
6534425530      2/1/2006      12/9/2005     360         480000    670      600000       600000          0
6542715500      3/1/2006     12/20/2005     360         488000    785      610000       610000          0
6551206334      3/1/2006      12/6/2005     360         420000    781      610000       609990          0
6552489467      2/1/2006      12/8/2005     360         490000    785      700000       700000          0
6553821999      3/1/2006     12/21/2005     360         417000    627      525000            0          0
6558752223      3/1/2006      12/9/2005     360         635000    747     1310000            0          0
6563239646      2/1/2006      12/2/2005     360         420000    778      660000       580000          0
6566812183      2/1/2006      12/5/2005     360         600000    805      760000       760000          0
6567244683      3/1/2006     12/14/2005     360         703200    754      880000       879000          0
6567730541      3/1/2006     11/30/2005     359         971009    797     1215000      1215000          0
6573745137      3/1/2006     11/28/2005     359         428000    795      535000       535000          0
6583728545      2/1/2006     12/13/2005     360         455000    753      600000            0          0
6583751497      3/1/2006     11/28/2005     359         645600    781      820000       807000          0
6587628337      3/1/2006     11/30/2005     359         720000    740      900000       900000          0
6596884418      2/1/2006      12/5/2005     360         960000    698     1245000      1200000          0
6597349106      3/1/2006     12/21/2005     360         450000    801      580000       578000          0
6598093596      2/1/2006     11/15/2005     359         475174    735      690000            0          0
6605042131      3/1/2006      12/9/2005     360        1000000    787     1595000      1595000          0
6605588950      3/1/2006     11/17/2005     359         404560    717      506000       505700          0
6608514102      3/1/2006     12/22/2005     360         468419    780      586000       585525          0
6620147865      2/1/2006     12/22/2005     360         715500    749      954000       954000          0
6622240924      3/1/2006      12/9/2005     360         506212    687      740000            0          0
6624231038      3/1/2006     12/20/2005     360         749000    794      950000       949000          0
6626817594      3/1/2006      12/2/2005     359         492000    793      615000       615000          0
6642309527      4/1/2006     11/28/2005     359         639920    727      800000       799900          0
6648712120      2/1/2006     11/23/2005     359         420000    757      600000            0          0
6649296511      3/1/2006     12/15/2005     360         436000    788      555000       545000          0
6654680617      3/1/2006     11/10/2005     359         550000    795     1410000      1400000          0
6657957657      2/1/2006     12/20/2005     360         640000    692     1000000            0          0
6658122715      3/1/2006      12/2/2005     359         644045    755     1297000            0          0
6658395048      3/1/2006     11/28/2005     359         432000    788      540000       540000          0
6661766854      2/1/2006      12/9/2005     359         650000    740      900000       900000          0
6663871868      2/1/2006     11/21/2005     359         500000    793      730000       673208          0
6663986138      2/1/2006     12/21/2005     360         657975    743      825000       822473          0
6664260749      3/1/2006     12/12/2005     360         600000    785     1780000      1729000          0
6665150253      3/1/2006     11/30/2005     359         398000    675      670000            0          0
6666292880      3/1/2006      11/9/2005     359         416200    733      615000            0          0
6670575361      3/1/2006     12/14/2005     360         480000    767      610000       600000          0
6672927248      2/1/2006      12/9/2005     360         454492    784      668000       664492          0
6675201195      3/1/2006     11/30/2005     359         725600    720      935000       907000          0
6675217019      2/1/2006     12/13/2005     360         568000    802      720000       710000          0
6680606305      3/1/2006     11/22/2005     359         425431    723      546000       531789          0
6683280488      3/1/2006      12/5/2005     359         848000    722     1060000      1060000          0
6685111723      3/1/2006     11/29/2005     359      463498.96    791      510000       515525         30            UNITED GUARANTY
6690767790      2/1/2006     12/16/2005     360         468000    748      590000       585000          0
6691463191      2/1/2006      12/2/2005     360         594000    652      940000       742500          0
6694261550      3/1/2006     12/13/2005     360         509500    799      800000            0          0
6705344395      3/1/2006     11/22/2005     359      484539.81    717      775000            0          0
6707387699      2/1/2006     12/22/2005     360         497250    777      775000       765000          0
6707975758      3/1/2006     12/13/2005     360         450000    728      600000            0          0
6716722415      3/1/2006     11/30/2005     359      503380.29    776      630000       630000          0
6723799240      2/1/2006      12/6/2005     360         500000    740      915000       915000          0
6744585727      3/1/2006      12/1/2005     359         600000    785      950000       920000          0
6746039210      3/1/2006     12/22/2005     360         594965    758      850000       849950          0
6748008528      3/1/2006     12/15/2005     360         600000    786      800000       800000          0
6750477918      2/1/2006     11/22/2005     359         475500    733     1550000            0          0
6750532662      2/1/2006      12/7/2005     360         471200    783      600000       589000          0
6762159397      3/1/2006     12/19/2005     360         478400    662      600000       598000          0
6762512199      3/1/2006     10/21/2005     358      479600.69    787      608000       600000          0
6763049993      3/1/2006     11/21/2005     359         422000    674      527500       527500          0
6765672230      3/1/2006     11/30/2005     359       535390.6    783      690000       670130          0
6770554043      3/1/2006     12/23/2005     360        1000000    749     1850000      1630000          0
6774970187      3/1/2006     12/14/2005     360         400000    691      730000            0          0
6791787473      3/1/2006     12/23/2005     360         412000    754      515000       515000          0
6793938751      2/1/2006     12/19/2005     360         667500    779      890000       890000          0
6794381159      3/1/2006     11/16/2005     359         764000    789      955000       955000          0
6798856636      3/1/2006     12/27/2005     360         590000    788      780000       780000          0
6799841298      2/1/2006     11/22/2005     359         433500    728      650000            0          0
6802727997      2/1/2006     11/10/2005     359      499490.23    778      800000       850000          0
6805958359      3/1/2006      12/7/2005     360         423481    749      530000       529351          0
6814343619      2/1/2006     12/15/2005     360         839000    752     1838000      1837946          0
6823557373      3/1/2006      12/6/2005     360         652000    688      815000            0          0
6823684292      3/1/2006     11/28/2005     359         650000    802     1725000            0          0
6829535019      3/1/2006     12/19/2005     360        1143750    756     1590000      1525000          0
6833045823      2/1/2006     12/16/2005     360         519920    792      650000       649900          0
6837883997      3/1/2006     12/23/2005     360         517120    775      646443       646443          0
6840777186      3/1/2006     11/30/2005     359         485468    774      610000       606835          0
6846628441      3/1/2006     11/22/2005     359         447200    763      560000       559000          0
6847197180      3/1/2006     12/22/2005     360         736750    780     1090000      1080750          0
6852260378      3/1/2006      12/1/2005     359      555316.35    746      695000       695000          0
6862943997      3/1/2006      12/2/2005     360         555000    764      770000            0          0
6866420927      2/1/2006      12/2/2005     359         441600    779      560000       552000          0
6869745536      2/1/2006     12/12/2005     360         428000    759      540000       535000          0
6877571718      3/1/2006      12/5/2005     359         536000    780      670000       780000          0
6877589652      2/1/2006     12/19/2005     360         425000    813      772000       769000          0
6879086855      3/1/2006     12/20/2005     360         550000    759      700000            0          0
6884830990      3/1/2006      12/7/2005     360         450000    809      625000       622495          0
6885357886      4/1/2006     12/13/2005     360         476400    687      765000            0          0
6885466562      3/1/2006     11/15/2005     359         432000    786      550000       540000          0
6892253672      3/1/2006      12/9/2005     360         414000    736      680000            0          0
6892963288      3/1/2006     11/29/2005     359         525840    716      657500       657300          0
6894278776      3/1/2006     11/16/2005     359      469497.54    776      592000       592791          0
6901854593      3/1/2006      12/2/2005     360         984000    710     1245000      1230000          0
6922094336      3/1/2006     11/29/2005     359         440000    795      575000            0          0
6923155862      3/1/2006      9/30/2005     357      648002.13    771      901000       900000          0
6925328962      2/1/2006      9/19/2005     357      461919.92    721      975000            0          0
6931789090      3/1/2006      12/6/2005     360        1160000    745     1950000      1660000          0
6950104726      3/1/2006     11/29/2005     359         482300    643      610000       602876          0
6954692635      2/1/2006     11/23/2005     359         640000    759      800000            0          0
6959678167      3/1/2006     11/18/2005     359         450000    792      930000       930000          0
6961747976      4/1/2006     12/15/2005     360         700000    759      890000       888386          0
6965805622      3/1/2006     11/21/2005     359         495000    762      660000       660000          0
6967960748      3/1/2006     12/16/2005     360         397000    742      565000            0          0
6971083784      2/1/2006      12/9/2005     360         406000    659      580000            0          0
6978115852      3/1/2006     11/30/2005     359         421600    782      527000       527000          0
6985408324      4/1/2006     11/28/2005     359         473000    708      632000            0          0
6985437034      3/1/2006     12/23/2005     360         520000    746      695000       650000          0
6989190050      3/1/2006     11/30/2005     359      527435.53    714      660000       660000          0
6996872286      3/1/2006     12/20/2005     360         629000    685      810000            0          0


(Table Continued)

   Loan                1st Rate    Adjustment    1st Payment      Adjustment    Next Rate  Conversion          Rounding    Rounding
  Number              Change Date  Frequency     Change Date       Frequency   Change Date    Flag    Margin     Factor      Flag
-----------           -----------  ---------     -----------      ----------   ----------- ---------- ------  ---------    -------
3303285773             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303416378             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303426278             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303452993             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
3303472801             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303541712             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303556207             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303566560             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303566941             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303580116             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
3303582625             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6003999940             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6009599280             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6011809966             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6012026420             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6019619532             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6019903860             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6023817924             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6024286327             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6025598308             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6026863149             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6030989823             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6031092841             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6033165843             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6044295290             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6045886469             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6047300501             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6049656389             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6053832215             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6056100339             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6058327286             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6059250099             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6061199235             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6061489065             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6064291088             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6068828836             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6068927380             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6071629932             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6074200566             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6074480986             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6075489507             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6080314302             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6085945415             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6088810665             10/1/2010       12        11/1/2010            12         10/1/2010      N      2.25        125        U
6098731455             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6101416706             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6101571120             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6103167489             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6103634959             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6104151060             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6105776402             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6112559908             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6113228271             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6113735853             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6114171140             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6123739283             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6124471688             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6128462543             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6128976674             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6143031430             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6152137862             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6156989623             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6159397717             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6160356173             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6162951161             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6163719120             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6165610319             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6170263609             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6172396811             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6173084697             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6173322089             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6174993219             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6175751301             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6179157463             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6180404227             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6181297554             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6189426445             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6196032798             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6207962462             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6210444573             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6214336577             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6216436383             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6222752559             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6226708870             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6231691426             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6233446860             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6235908859             9/1/2010        12        10/1/2010            12          9/1/2010      N      2.25        125        U
6241287777             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6242538509             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6243503916             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6248469766             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6251738057             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6252147902             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6253998212             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6255318237             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6256460699             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6256967222             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6259265970             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6261375007             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6264108041             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6270321133             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6274613782             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6274983268             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6277269533             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6290498085             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6290587341             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6291960513             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6292103337             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6294747131             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6297031848             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6308650347             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6309819826             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6309867528             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6319466535             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6327253677             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6330047488             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6331716487             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6335137136             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6340009809             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6342815005             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6344198673             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6349559945             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6370522523             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6371636942             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6390489232             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6391506885             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6394614454             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6396712652             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6396716547             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6396835826             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6401116915             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6401708976             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6406553641             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6408707914             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6412877224             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6417418354             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6419731838             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6421771293             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6422042595             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6424372206             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6426660871             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6431029526             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6441140446             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6443798480             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6453277235             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6458426613             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6464073573             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6465372578             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6477974072             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6486117671             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6494397984             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6500160434             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6500269177             7/1/2010        12         8/1/2010            12          7/1/2010      N      2.25        125        U
6501854779             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6507522198             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6507532775             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6509017874             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6511558626             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6527802067             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6527803776             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6531200969             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6534425530             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6542715500             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6551206334             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6552489467             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6553821999             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6558752223             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6563239646             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6566812183             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6567244683             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6567730541             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6573745137             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6583728545             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6583751497             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6587628337             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6596884418             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6597349106             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6598093596             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6605042131             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6605588950             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6608514102             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6620147865             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6624231038             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6626817594             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6642309527             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6648712120             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6649296511             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6654680617             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6657957657             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6658122715             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6658395048             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6661766854             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
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6663986138             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6665150253             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6666292880             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6670575361             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6672927248             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6675201195             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6675217019             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6680606305             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
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6705344395             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
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6707975758             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6723799240             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6750477918             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
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6770554043             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6798856636             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
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6862943997             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6866420927             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6869745536             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6877571718             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6877589652             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6879086855             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6884830990             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6885357886             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6885466562             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6892253672             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6892963288             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6894278776             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6901854593             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6922094336             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6923155862             10/1/2010       12        11/1/2010            12         10/1/2010      N      2.25        125        U
6925328962             10/1/2010       12        11/1/2010            12         10/1/2010      N      2.25        125        U
6931789090             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6950104726             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6954692635             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6959678167             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6961747976             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6965805622             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6967960748             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6971083784             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6978115852             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6985408324             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6985437034             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U
6989190050             12/1/2010       12         1/1/2011            12         12/1/2010      N      2.25        125        U
6996872286             1/1/2011        12         2/1/2011            12          1/1/2011      N      2.25        125        U

(Table Continued)
                                                                         1st
   Loan                    Product                           Lookback  Change   Life       Max       Minimum        Periodic
  Number                 Description            Index          Days     Cap      Cap       Rate        Rate         Rate Cap
-----------              -----------            -----          ----     ---      ---       ----        ----         --------
3303285773              5 YR NC LIBOR         1 yr libor       45        5        5           11       2.25          2.00
3303416378              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
3303426278             MR NCONF 5/1 ARM       1 yr libor       45        5        5       11.375       2.25          2.00
3303452993              5 YR NC LIBOR         1 yr libor       45        5        5         10.5       2.25          2.00
3303472801             MR NCONF 5/1 ARM       1 yr libor       45        5        5       11.125       2.25          2.00
3303541712             MR NCONF 5/1 ARM       1 yr libor       45        5        5       10.875       2.25          2.00
3303556207              5 YR NC LIBOR         1 yr libor       45        5        5       11.125       2.25          2.00
3303566560              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
3303566941              5 YR NC LIBOR         1 yr libor       45        5        5        11.25       2.25          2.00
3303580116              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
3303582625             MR NCONF 5/1 ARM       1 yr libor       45        5        5       11.375       2.25          2.00
6003999940               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6009599280              5 YR NC LIBOR         1 yr libor       45        5        5       10.125       2.25          2.00
6011809966              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6012026420             MR NCONF 5/1 ARM       1 yr libor       45        5        5         11.5       2.25          2.00
6019619532               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6019903860               NET 5 NCONV          1 yr libor       45        5        5        11.75       2.25          2.00
6023817924              5 YR NC LIBOR         1 yr libor       45        5        5        9.625       2.25          2.00
6024286327              5 YR NC LIBOR         1 yr libor       45        5        5        9.375       2.25          2.00
6025598308              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6026863149              5 YR NC LIBOR         1 yr libor       45        5        5        11.75       2.25          2.00
6030989823               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6031092841               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6033165843              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6044295290               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6045886469               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6047300501               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6049656389               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6053832215              5 YR NC LIBOR         1 yr libor       45        5        5        11.75       2.25          2.00
6056100339               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6058327286               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6059250099              5 YR NC LIBOR         1 yr libor       45        5        5       11.125       2.25          2.00
6061199235               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6061489065               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6064291088               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6068828836               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6068927380                NET 5 NFL           1 yr libor       45        5        5        10.75       2.25          2.00
6071629932               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6074200566               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6074480986               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6075489507              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6080314302              5 YR NC LIBOR         1 yr libor       45        5        5           11       2.25          2.00
6085945415               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6088810665               NET 5 NCONV          1 yr libor       45        5        5       10.125       2.25          2.00
6098731455              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6101416706               NET 5 NCONV          1 yr libor       45        5        5       11.375       2.25          2.00
6101571120                NET 5 NFL           1 yr libor       45        5        5           11       2.25          2.00
6103167489               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6103634959               NET 5 NCONV          1 yr libor       45        5        5       11.625       2.25          2.00
6104151060              5 YR NC LIBOR         1 yr libor       45        5        5        9.375       2.25          2.00
6105776402               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6112559908              5 YR NC LIBOR         1 yr libor       45        5        5       10.625       2.25          2.00
6113228271              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6113735853               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6114171140               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6123739283              5 YR NC LIBOR         1 yr libor       45        5        5       11.375       2.25          2.00
6124471688               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6128462543                NET 5 NFL           1 yr libor       45        5        5        10.75       2.25          2.00
6128976674              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6143031430              5 YR NC LIBOR         1 yr libor       45        5        5        11.25       2.25          2.00
6152137862               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6156989623              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6159397717              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6160356173               NET 5 NCONV          1 yr libor       45        5        5       10.125       2.25          2.00
6162951161               NET 5 NCONV          1 yr libor       45        5        5        9.875       2.25          2.00
6163719120               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6165610319               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6170263609              5 YR NC LIBOR         1 yr libor       45        5        5       10.125       2.25          2.00
6172396811               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6173084697               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6173322089               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6174993219               NET 5 NCONV          1 yr libor       45        5        5           10       2.25          2.00
6175751301              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6179157463               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6180404227               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6181297554               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6189426445              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6196032798              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6207962462               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6210444573                NET 5 NFL           1 yr libor       45        5        5        10.75       2.25          2.00
6214336577               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6216436383               NET 5 NCONV          1 yr libor       45        5        5       10.125       2.25          2.00
6222752559              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6226708870              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6231691426               NET 5 NCONV          1 yr libor       45        5        5         11.5       2.25          2.00
6233446860              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6235908859               NET 5 NCONV          1 yr libor       45        5        5        9.125       2.25          2.00
6241287777               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6242538509              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6243503916              5 YR NC LIBOR         1 yr libor       45        5        5       10.125       2.25          2.00
6248469766               NET 5 NCONV          1 yr libor       45        5        5         9.75       2.25          2.00
6251738057               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6252147902             MR NCONF 5/1 ARM       1 yr libor       45        5        5           10       2.25          2.00
6253998212              5 YR NC LIBOR         1 yr libor       45        5        5        11.25       2.25          2.00
6255318237               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6256460699               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6256967222               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6259265970               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6261375007               NET 5 NCONV          1 yr libor       45        5        5        9.875       2.25          2.00
6264108041               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6270321133              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6274613782               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6274983268               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6277269533               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6290498085               NET 5 NCONV          1 yr libor       45        5        5       11.875       2.25          2.00
6290587341               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6291960513               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6292103337              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6294747131               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6297031848              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6308650347               NET 5 NCONV          1 yr libor       45        5        5       11.375       2.25          2.00
6309819826              5 YR NC LIBOR         1 yr libor       45        5        5          9.5       2.25          2.00
6309867528              5 YR NC LIBOR         1 yr libor       45        5        5        11.25       2.25          2.00
6319466535              5 YR NC LIBOR         1 yr libor       45        5        5         9.75       2.25          2.00
6327253677               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6330047488              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6331716487             MR NCONF 5/1 ARM       1 yr libor       45        5        5       10.875       2.25          2.00
6335137136              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6340009809               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6342815005              5 YR NC LIBOR         1 yr libor       45        5        5       10.625       2.25          2.00
6344198673               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6349559945              5 YR NC LIBOR         1 yr libor       45        5        5         10.5       2.25          2.00
6370522523               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6371636942              5 YR NC LIBOR         1 yr libor       45        5        5       11.125       2.25          2.00
6390489232              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6391506885               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6394614454               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6396712652              5 YR NC LIBOR         1 yr libor       45        5        5         10.5       2.25          2.00
6396716547               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6396835826               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6401116915               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6401708976               NET 5 NCONV          1 yr libor       45        5        5       11.375       2.25          2.00
6406553641               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6408707914             MR NCONF 5/1 ARM       1 yr libor       45        5        5        11.75       2.25          2.00
6412877224               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6417418354               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6419731838              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6421771293               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6422042595              5 YR NC LIBOR         1 yr libor       45        5        5         11.5       2.25          2.00
6424372206                NET 5 NFL           1 yr libor       45        5        5           11       2.25          2.00
6426660871               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6431029526              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6441140446               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6443798480               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6453277235               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6458426613               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6464073573               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6465372578              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6477974072               NET 5 NCONV          1 yr libor       45        5        5       11.625       2.25          2.00
6486117671             MR NCONF 5/1 ARM       1 yr libor       45        5        5       10.875       2.25          2.00
6494397984              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6500160434              5 YR NC LIBOR         1 yr libor       45        5        5         10.5       2.25          2.00
6500269177               NET 5 NCONV          1 yr libor       45        5        5         9.75       2.25          2.00
6501854779             MR NCONF 5/1 ARM       1 yr libor       45        5        5         11.5       2.25          2.00
6507522198               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6507532775               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6509017874               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6511558626              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6527802067               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6527803776               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6531200969              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6534425530               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6542715500               NET 5 NCONV          1 yr libor       45        5        5           10       2.25          2.00
6551206334              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6552489467               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6553821999               NET 5 NCONV          1 yr libor       45        5        5       11.375       2.25          2.00
6558752223               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6563239646               NET 5 NCONV          1 yr libor       45        5        5       11.375       2.25          2.00
6566812183               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6567244683             MR NCONF 5/1 ARM       1 yr libor       45        5        5       10.875       2.25          2.00
6567730541              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6573745137               NET 5 NCONV          1 yr libor       45        5        5           10       2.25          2.00
6583728545               NET 5 NCONV          1 yr libor       45        5        5         11.5       2.25          2.00
6583751497               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6587628337               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6596884418               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6597349106              5 YR NC LIBOR         1 yr libor       45        5        5           10       2.25          2.00
6598093596               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6605042131               NET 5 NCONV          1 yr libor       45        5        5         9.75       2.25          2.00
6605588950               NET 5 NCONV          1 yr libor       45        5        5         11.5       2.25          2.00
6608514102               NET 5 NCONV          1 yr libor       45        5        5       10.125       2.25          2.00
6620147865               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6622240924              5 YR NC LIBOR         1 yr libor       45        5        5         11.5       2.25          2.00
6624231038               NET 5 NCONV          1 yr libor       45        5        5           10       2.25          2.00
6626817594               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6642309527               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6648712120               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6649296511              5 YR NC LIBOR         1 yr libor       45        5        5       11.375       2.25          2.00
6654680617               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6657957657               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6658122715               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6658395048               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6661766854               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6663871868               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6663986138               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6664260749              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6665150253               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6666292880               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6670575361               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6672927248              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6675201195               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6675217019               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6680606305               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6683280488               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6685111723              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6690767790              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6691463191               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6694261550               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6705344395              5 YR NC LIBOR         1 yr libor       45        5        5        11.25       2.25          2.00
6707387699               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6707975758               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6716722415              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6723799240                NET 5 NFL           1 yr libor       45        5        5       11.375       2.25          2.00
6744585727               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6746039210               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6748008528               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6750477918               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6750532662               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6762159397               NET 5 NCONV          1 yr libor       45        5        5           10       2.25          2.00
6762512199               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6763049993               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6765672230              5 YR NC LIBOR         1 yr libor       45        5        5        10.25       2.25          2.00
6770554043              5 YR NC LIBOR         1 yr libor       45        5        5        10.75       2.25          2.00
6774970187               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6791787473               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6793938751               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6794381159               NET 5 NCONV          1 yr libor       45        5        5        10.25       2.25          2.00
6798856636               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6799841298               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6802727997              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6805958359               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6814343619               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6823557373              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6823684292               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6829535019              5 YR NC LIBOR         1 yr libor       45        5        5           11       2.25          2.00
6833045823               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6837883997              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6840777186               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6846628441               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6847197180              5 YR NC LIBOR         1 yr libor       45        5        5       10.125       2.25          2.00
6852260378              5 YR NC LIBOR         1 yr libor       45        5        5        9.875       2.25          2.00
6862943997               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6866420927               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6869745536               NET 5 NCONV          1 yr libor       45        5        5       10.125       2.25          2.00
6877571718               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6877589652               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6879086855              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6884830990               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6885357886               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6885466562               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6892253672               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6892963288               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6894278776              5 YR NC LIBOR         1 yr libor       45        5        5       10.625       2.25          2.00
6901854593               NET 5 NCONV          1 yr libor       45        5        5       10.375       2.25          2.00
6922094336               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6923155862              5 YR NC LIBOR         1 yr libor       45        5        5       10.875       2.25          2.00
6925328962              5 YR NC LIBOR         1 yr libor       45        5        5       10.375       2.25          2.00
6931789090               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6950104726               NET 5 NCONV          1 yr libor       45        5        5           11       2.25          2.00
6954692635               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6959678167               NET 5 NCONV          1 yr libor       45        5        5        11.25       2.25          2.00
6961747976               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6965805622               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00
6967960748               NET 5 NCONV          1 yr libor       45        5        5       10.625       2.25          2.00
6971083784               NET 5 NCONV          1 yr libor       45        5        5       11.125       2.25          2.00
6978115852               NET 5 NCONV          1 yr libor       45        5        5         10.5       2.25          2.00
6985408324               NET 5 NCONV          1 yr libor       45        5        5       10.875       2.25          2.00
6985437034               NET 5 NCONV          1 yr libor       45        5        5         11.5       2.25          2.00
6989190050              5 YR NC LIBOR         1 yr libor       45        5        5       10.625       2.25          2.00
6996872286               NET 5 NCONV          1 yr libor       45        5        5        10.75       2.25          2.00

                                   EXHIBIT D-3

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 3)

Bank of America
               [LOGO]

BOAMS 2006-A
Mortgage Schedule
7-1 ARM: Fixed for Seven years then rate adjusts each year thereafter.


Loan Count:                                                               91
Scheduled PB
as of January 1, 2005:                                    $    51,930,471.39
Unpaid PB W/A:                                            $       570,664.52
W/A Interest Rate:                                                     5.854
W/A Remaining Term:                                                    359.5

Loan                                 Zip
Number       Borrower        State   Code        PropertyTypeCode   Occupancy
----------   -------------   -----   ---------   ----------------   --------------------------
3303468502   VELASCO         CA      920240000   Single Family      Primary (Owner Occupied)
3303528511   LANDDECK        CA      920540000   Single Family      Primary (Owner Occupied)
6006435546   SLAYMAKER       CO          81615   PUD Detached       Secondary (Owner Occupied)
6007744078   CARR            CO          81654   Single Family      Primary (Owner Occupied)
6028913629   HELLER          SC      295722336   CL                 Secondary (Owner Occupied)
6044176052   DOHERTY         CA          92705   Single Family      Primary (Owner Occupied)
6050306882   SAULTZ          IL      605101989   PUD Detached       Primary (Owner Occupied)
6059949740   GRANDFIELD      RI      028090000   CL                 Secondary (Owner Occupied)
6081292846   WEISBERG        FL          33019   PUD Detached       Secondary (Owner Occupied)
6090666212   YOUNG           CA      927082325   Single Family      Primary (Owner Occupied)
6149681519   WHITE           CA          92653   Single Family      Primary (Owner Occupied)
6159941530   WRIGHT JR       FL          34110   PUD Detached       Primary (Owner Occupied)
6160195589   MARULLO         CT          06831   Single Family      Primary (Owner Occupied)
6162753757   MEHTA           CA          94582   Single Family      Primary (Owner Occupied)
6163455337   FONG            WA          98052   PUD Detached       Primary (Owner Occupied)
6166888997   SCHAEFFER       CA          91709   Single Family      Primary (Owner Occupied)
6179481400   ULANOV          CA          94568   CL                 Primary (Owner Occupied)
6181657872   KIMMEL          NC          28801   CL                 Primary (Owner Occupied)
6197250944   MENDOZA         CA          95476   Single Family      Primary (Owner Occupied)
6198632280   CORTES          CA          91910   Single Family      Primary (Owner Occupied)
6205466284   FREEMAN         NC          27948   Single Family      Secondary (Owner Occupied)
6227314439   ZWEIG           CA          90069   Single Family      Primary (Owner Occupied)
6245794000   BUFFINGTON      NC          28801   Condo Highrise     Secondary (Owner Occupied)
6259387600   BENEC           PA          15208   Single Family      Primary (Owner Occupied)
6275281902   MAURER          MA          01748   Single Family      Primary (Owner Occupied)
6276407225   SCHWARTZ        MD          20878   PUD Attached       Primary (Owner Occupied)
6279923061   FORD JR         VT          05151   Single Family      Secondary (Owner Occupied)
6291140447   YOUNG           CA          94609   Single Family      Primary (Owner Occupied)
6293259989   SILLS           MD          21842   CL                 Secondary (Owner Occupied)
6298507903   TAIT            GA          31405   Single Family      Primary (Owner Occupied)
6299332491   NOLAN           SC          29455   CL                 Secondary (Owner Occupied)
6315324209   GARRISON        IL          60614   CL                 Primary (Owner Occupied)
6315481553   DEWACHTER       GA      300334064   PUD Detached       Primary (Owner Occupied)
6320003434   GAINES          CA          94110   Condo Highrise     Primary (Owner Occupied)
6326252258   STUBBS          OH          43082   Single Family      Primary (Owner Occupied)
6353291369   WACHS           CA          92262   CL                 Primary (Owner Occupied)
6368534688   ZHANG           CA          94404   PUD Attached       Primary (Owner Occupied)
6370494889   MACAITIS        CA          94133   CL                 Primary (Owner Occupied)
6379468207   JOYNER          CA          92626   Single Family      Primary (Owner Occupied)
6384727589   COBB            CO          80016   PUD Detached       Primary (Owner Occupied)
6391276406   LAMBERT         CA          90245   CL                 Primary (Owner Occupied)
6404449669   MAIN            TX          75225   Single Family      Primary (Owner Occupied)
6413481489   BURK            NC          27949   Single Family      Secondary (Owner Occupied)
6420234830   MOTE            NC          27954   CL                 Secondary (Owner Occupied)
6432756069   JONES           VA          20141   Single Family      Primary (Owner Occupied)
6435273047   ROGERS          FL          32836   PUD Detached       Primary (Owner Occupied)
6435619249   JUSTICE         CA          94523   Single Family      Primary (Owner Occupied)
6436404484   KRICHBAUM       NV          89145   PUD Detached       Primary (Owner Occupied)
6477260704   TUGMAN          TX      760923925   PUD Detached       Primary (Owner Occupied)
6489983020   DIMMITT         CA          92592   PUD Detached       Primary (Owner Occupied)
6494825380   CANNIZZARO      NC          28801   CL                 Secondary (Owner Occupied)
6498330874   HOLLAND         CA      921273819   PUD Detached       Primary (Owner Occupied)
6505952355   DOHERTY         CA          94015   Single Family      Primary (Owner Occupied)
6515553441   SINGH           MI          48084   Single Family      Secondary (Owner Occupied)
6518785990   ODENWOOD        SC          29483   Single Family      Primary (Owner Occupied)
6531000971   CHADHA          CA          94110   Condo Highrise     Primary (Owner Occupied)
6533534951   KIM             CA          92007   PUD Attached       Primary (Owner Occupied)
6540107130   MAUNEY JR       MD      217949743   Single Family      Primary (Owner Occupied)
6550317215   ZANERI          FL          33432   Two Family         Primary (Owner Occupied)
6563873402   FERNANDEZ       VT          05149   CL                 Secondary (Owner Occupied)
6574004575   MARCONTELL SR   TX          76092   Single Family      Primary (Owner Occupied)
6632853260   MCINTOSH        CA          94105   Condo Highrise     Secondary (Owner Occupied)
6635742767   SPIRES          SC          29451   Single Family      Secondary (Owner Occupied)
6638164340   GUNDAPPA        VA          20147   PUD Attached       Primary (Owner Occupied)
6651840818   RAYFIELD        FL          33435   Single Family      Primary (Owner Occupied)
6673824980   PETERSON        TX      773963562   PUD Detached       Primary (Owner Occupied)
6686489268   KAEDING         CA          92127   PUD Detached       Primary (Owner Occupied)
6721170741   ELIASNIA        CA          95128   CL                 Primary (Owner Occupied)
6745528734   KNIZEVSKI       SC          29466   PUD Detached       Primary (Owner Occupied)
6749579766   SCHWAB          GA          30030   Single Family      Primary (Owner Occupied)
6756147853   FUHRMAN         NY      105831144   Single Family      Primary (Owner Occupied)
6779907481   PINKUS          NC          27615   PUD Detached       Primary (Owner Occupied)
6782753930   WERDER          NC          28226   Single Family      Primary (Owner Occupied)
6786898640   VELARDI         VT          05751   Single Family      Primary (Owner Occupied)
6792065937   ETCHINGS        CA          91001   Single Family      Primary (Owner Occupied)
6795467544   CHO             VA          22079   PUD Attached       Primary (Owner Occupied)
6799559312   POLYCHRONIS     TX          75225   Single Family      Primary (Owner Occupied)
6818592625   SCHARBER        CA          95667   PUD Detached       Primary (Owner Occupied)
6829903688   CALERO          CA          95130   PUD Detached       Primary (Owner Occupied)
6833206698   NERO            MA          02643   Single Family      Secondary (Owner Occupied)
6833598961   BEALL           CO          80026   PUD Detached       Primary (Owner Occupied)
6852447967   HUYNH           CA          94547   PUD Attached       Primary (Owner Occupied)
6853952239   FERRER          CA          95492   Single Family      Primary (Owner Occupied)
6856538860   OSTERMAN        CA          91750   Single Family      Primary (Owner Occupied)
6895763545   DENNIS JR       MD          21771   Single Family      Primary (Owner Occupied)
6896551238   KLORES          MD          20815   Single Family      Primary (Owner Occupied)
6919935202   SIOUKAS         CA          95864   Single Family      Primary (Owner Occupied)
6921545932   SANDOVAL        CA          91750   Single Family      Primary (Owner Occupied)
6923871997   PATTON          FL          34639   Single Family      Primary (Owner Occupied)
6963523177   ALLEN           CA          94514   Single Family      Primary (Owner Occupied)
6964082827   PATE            MD          21742   Single Family      Primary (Owner Occupied)

Loan                                    Doc              Original   Note    Original   1st Payment   Maturity    Original   Monthly
Number       LoanPurpose                Type             LTV        Rate    PB         Date          Date        Term       P&I
----------   ------------------------   --------------   --------   -----   --------   -----------   ---------   --------   -------
3303468502   Refinance_Equity_Takeout   Standard            63.41   5.875     483869   2/1/2006      1/1/2036         360   2862.27
3303528511   Purchase                   Standard            78.40   6.125     494750   1/1/2006      12/1/2035        360   3006.16
6006435546   Purchase                   Paper Saver         21.81     5.5     600000   12/1/2005     11/1/2035        360   3406.74
6007744078   Purchase                   Rapid               79.99       6     703050   2/1/2006      1/1/2036         360   3515.25
6028913629   Purchase                   Paper Saver         80.00    6.25     420000   2/1/2006      1/1/2036         360   2586.02
6044176052   Refinance_Equity_Takeout   Standard            21.25   6.375     425000   1/1/2006      12/1/2035        360   2257.23
6050306882   Purchase                   Standard            78.26   5.125     900000   2/1/2006      1/1/2036         360   4900.39
6059949740   Purchase                   Paper Saver         76.30   5.625     618000   2/1/2006      1/1/2036         360   3557.56
6081292846   Refinance_No_Cash_Out      Standard            79.30   5.875     456000   1/1/2006      12/1/2035        360    2232.5
6090666212   Purchase                   Paper Saver         80.00   5.375     592000   1/1/2006      12/1/2035        360   2651.67
6149681519   Refinance_No_Cash_Out      Standard            72.66   5.875     545000   2/1/2006      1/1/2036         360   3223.89
6159941530   Refinance_Equity_Takeout   Rapid               57.32   6.375     487300   2/1/2006      1/1/2036         360   2588.78
6160195589   Purchase                   Wholesale SISA      80.00   6.625     568000   1/1/2006      12/1/2035        360   3135.83
6162753757   Purchase                   Standard            73.61     6.5     750000   2/1/2006      1/1/2036         360   4740.51
6163455337   Purchase                   Paper Saver         67.99   5.375     424990   1/1/2006      12/1/2035        360   2379.83
6166888997   Refinance_Equity_Takeout   Standard            67.10    5.75     510000   2/1/2006      1/1/2036         360   2443.75
6179481400   Refinance_No_Cash_Out      Standard            77.87   5.375     440000   1/1/2006      12/1/2035        360   1970.83
6181657872   Purchase                   Standard            79.99    5.75     566960   1/1/2006      12/1/2035        360   2716.68
6197250944   Refinance_No_Cash_Out      Paper Saver         74.37   5.625     595000   2/1/2006      1/1/2036         360   2789.06
6198632280   Refinance_Equity_Takeout   Rapid               79.82   5.875     467000   2/1/2006      1/1/2036         360   2762.49
6205466284   Purchase                   Paper Saver         79.00   5.875     426600   12/1/2005     11/1/2035        360   2088.56
6227314439   Purchase                   Rapid               61.20   5.625    1147500   1/1/2006      12/1/2035        360   5378.91
6245794000   Purchase                   Rapid               78.33    5.25     470000   1/1/2006      12/1/2035        360   2054.05
6259387600   Purchase                   Rapid               80.00   5.875     471024   2/1/2006      1/1/2036         360   2306.05
6275281902   Purchase                   Rapid               80.00   6.375     508000   2/1/2006      1/1/2036         360   3169.26
6276407225   Purchase                   Wholesale SISA      76.67   5.875     460000   2/1/2006      1/1/2036         360   2721.08
6279923061   Purchase                   Rapid               79.93       6     474000   1/1/2006      12/1/2035        360   2841.87
6291140447   Purchase                   Rapid               80.00   5.875     476800   1/1/2006      12/1/2035        360   2820.46
6293259989   Purchase                   DU                  80.00       6     452000   2/1/2006      1/1/2036         360   2709.97
6298507903   Purchase                   Paper Saver         80.00   5.875     484000   1/1/2006      12/1/2035        360   2369.58
6299332491   Purchase                   Rapid               80.00    6.25     960000   1/1/2006      12/1/2035        360      5000
6315324209   Refinance_No_Cash_Out      Rapid               80.00       6     536000   1/1/2006      12/1/2035        360      2680
6315481553   Purchase                   Paper Saver         80.00    6.25     456000   1/1/2006      12/1/2035        360   2807.68
6320003434   Refinance_No_Cash_Out      Standard            80.00    6.25     616000   2/1/2006      1/1/2036         360   3208.33
6326252258   Refinance_No_Cash_Out      Wholesale SISA      70.73    6.25     580000   1/1/2006      12/1/2035        360   3020.83
6353291369   Purchase                   Rapid               45.59    5.75     510000   2/1/2006      1/1/2036         360   2443.75
6368534688   Purchase                   Rapid               80.00       6     498400   1/1/2006      12/1/2035        360   2988.16
6370494889   Purchase                   Rapid               80.00   5.875     650400   1/1/2006      12/1/2035        360   3847.37
6379468207   Refinance_No_Cash_Out      Wholesale SISA      47.63       6     463000   2/1/2006      1/1/2036         360      2315
6384727589   Refinance_No_Cash_Out      Standard            68.24    5.75     505000   1/1/2006      12/1/2035        360   2419.71
6391276406   Purchase                   Wholesale SISA      80.00     6.5     599200   2/1/2006      1/1/2036         360   3245.67
6404449669   Purchase                   Wholesale SISA      80.00   6.125     552000   2/1/2006      1/1/2036         360    2817.5
6413481489   Purchase                   Rapid               80.00   5.625     824000   1/1/2006      12/1/2035        360    3862.5
6420234830   Purchase                   Paper Saver         80.00   6.125     573680   2/1/2006      1/1/2036         360   2928.16
6432756069   Purchase                   Paper Saver         80.00   5.625     648960   2/1/2006      1/1/2036         360   3735.78
6435273047   Purchase                   Paper Saver         80.00    5.75     452000   2/1/2006      1/1/2036         360   2637.75
6435619249   Purchase                   Paper Saver         70.55   5.625     599000   2/1/2006      1/1/2036         360   3448.19
6436404484   Purchase                   Paper Saver         66.66   5.875     500000   1/1/2006      12/1/2035        360   2445.96
6477260704   Purchase                   Standard            80.00    5.75     437600   2/1/2006      1/1/2036         360   2096.83
6489983020   Purchase                   Paper Saver         76.28    5.75     454500   1/1/2006      12/1/2035        360   2652.34
6494825380   Purchase                   Paper Saver         80.00   5.625     554400   2/1/2006      1/1/2036         360   3191.44
6498330874   Purchase                   Paper Saver         72.43    5.25     854000   2/1/2006      1/1/2036         360   3736.25
6505952355   Purchase                   Standard            63.00   5.875     630000   2/1/2006      1/1/2036         360   3084.37
6515553441   Purchase                   Paper Saver         72.76   5.625     550000   2/1/2006      1/1/2036         360   3166.12
6518785990   Purchase                   Standard            80.00    5.75     520000   2/1/2006      1/1/2036         360   2491.67
6531000971   Refinance_No_Cash_Out      Wholesale SISA      75.88       6     535000   2/1/2006      1/1/2036         360      2675
6533534951   Purchase                   Rapid               80.00   5.875     428000   2/1/2006      1/1/2036         360   2095.42
6540107130   Purchase                   Paper Saver         80.00    5.25     600000   1/1/2006      12/1/2035        360   3313.23
6550317215   Purchase                   Standard            80.00   6.125     680000   2/1/2006      1/1/2036         360   4131.76
6563873402   Purchase                   Rapid               80.00    6.25     540000   1/1/2006      12/1/2035        360    2812.5
6574004575   Refinance_No_Cash_Out      Rapid               75.58   5.875     650000   2/1/2006      1/1/2036         360   3182.29
6632853260   Purchase                   Rapid               31.84   5.625     500000   1/1/2006      12/1/2035        360   2878.29
6635742767   Refinance_Equity_Takeout   Standard            46.00   5.875     690000   1/1/2006      12/1/2035        360   3377.04
6638164340   Purchase                   Standard            80.00    5.75     440000   1/1/2006      12/1/2035        360   2108.33
6651840818   Refinance_Equity_Takeout   Standard            70.00   6.375     486500   2/1/2006      1/1/2036         360   2584.53
6673824980   Purchase                   Paper Saver         54.28       6     500000   2/1/2006      1/1/2036         360      2500
6686489268   Purchase                   Standard            80.00    5.75     680000   1/1/2006      12/1/2035        360   3258.33
6721170741   Purchase                   Paper Saver         73.89    5.25     738750   2/1/2006      1/1/2036         360   3232.03
6745528734   Refinance_No_Cash_Out      Standard            75.50    6.25     611563   1/1/2006      12/1/2035        360   3185.22
6749579766   Construction_Permanent     Standard            80.00    5.25     640000   12/1/2005     11/1/2035        360      2800
6756147853   Purchase                   Standard            29.72   5.625     550000   2/1/2006      1/1/2036         360   3166.12
6779907481   Purchase                   Standard            80.00   5.875     636000   2/1/2006      1/1/2036         360   3113.75
6782753930   Purchase                   Paper Saver         70.00   5.875     892500   2/1/2006      1/1/2036         360   4345.05
6786898640   Refinance_Equity_Takeout   Standard            67.91    6.25     506000   1/1/2006      12/1/2035        360   3115.53
6792065937   Refinance_No_Cash_Out      Rapid               78.93    6.25     592000   1/1/2006      12/1/2035        360   3083.33
6795467544   Refinance_No_Cash_Out      Standard            72.82   5.875     451500   2/1/2006      1/1/2036         360   2208.02
6799559312   Refinance_No_Cash_Out      Rapid               46.32   5.125     996000   2/1/2006      1/1/2036         360   4253.75
6818592625   Refinance_No_Cash_Out      Rapid               62.91   6.375     604000   1/1/2006      12/1/2035        360   3208.75
6829903688   Purchase                   Paper Saver         69.55    5.75     685455   2/1/2006      1/1/2036         360   4000.13
6833206698   Refinance_Equity_Takeout   Rapid               53.33   5.125     520000   1/1/2006      12/1/2035        360   2220.83
6833598961   Purchase                   Standard            60.00   6.125     600000   1/1/2006      12/1/2035        360    3062.5
6852447967   Purchase                   Paper Saver         80.00   5.125     473476   1/1/2006      12/1/2035        360   2578.02
6853952239   Purchase                   Rapid               75.43   6.125     565000   2/1/2006      1/1/2036         360      3433
6856538860   Refinance_Equity_Takeout   Rapid               66.66       6     450000   1/1/2006      12/1/2035        360   2697.98
6895763545   Refinance_Equity_Takeout   Standard            69.90   5.375     446000   2/1/2006      1/1/2036         360   2497.48
6896551238   Refinance_Equity_Takeout   Rapid               46.66   6.375     700000   1/1/2006      12/1/2035        360   4367.09
6919935202   Refinance_Equity_Takeout   Rapid               70.00       6     700000   1/1/2006      12/1/2035        360      3500
6921545932   Purchase                   Rapid               80.00   5.875     508000   2/1/2006      1/1/2036         360   3005.02
6923871997   Refinance_Equity_Takeout   Rapid               57.69       6     450000   1/1/2006      12/1/2035        360   2249.83
6963523177   Refinance_No_Cash_Out      Standard            50.46   6.375     477900   2/1/2006      1/1/2036         360   2538.84
6964082827   Refinance_No_Cash_Out      Standard            74.96   5.875     476000   1/1/2006      12/1/2035        360   2330.42

Loan         Current    Closing      Remaining   Scheduled                  Appraisal   Sales     PMI Cov                 1st Rate
Number       Due Date   Date         Term        PB                  FICO   Value       Price     %         PMI Compa   Change Date
----------   --------   ----------   ---------   -----------------   ----   ---------   -------   -------   ----------  -----------
3303468502   2/1/2006   12/7/2005          360          483,869.00    676      763000         0         0                  1/1/2013
3303528511   2/1/2006   12/1/2005          359          494,269.13    780      730000    631000         0                  12/1/2012
6006435546   1/1/2006   11/1/2005          358          598,683.51    793     2800000   2750000         0                  11/1/2012
6007744078   2/1/2006   12/7/2005          360          703,050.00    780      952000    878820         0                  1/1/2013
6028913629   2/1/2006   12/8/2005          360          420,000.00    749      535000    525000         0                  1/1/2013
6044176052   2/1/2006   11/29/2005         359          424,999.73    670     2000000         0         0                  12/1/2012
6050306882   2/1/2006   12/16/2005         360          900,000.00    725     1150000   1150000         0                  1/1/2013
6059949740   2/1/2006   12/2/2005          360          618,000.00    782      815000    809900         0                  1/1/2013
6081292846   1/1/2006   11/21/2005         359          456,000.00    678      575000         0         0                  12/1/2012
6090666212   1/1/2006   11/28/2005         359          592,000.00    806      740000    740000         0                  12/1/2012
6149681519   2/1/2006   12/20/2005         360          545,000.00    643      750000         0         0                  1/1/2013
6159941530   2/1/2006   12/12/2005         360          487,300.00    804      850000         0         0                  1/1/2013
6160195589   1/1/2006   12/1/2005          359          568,000.00    724      710000    710000         0                  12/1/2012
6162753757   2/1/2006   12/23/2005         360          750,000.00    722     1050000   1018845         0                  1/1/2013
6163455337   1/1/2006   11/14/2005         359          424,513.77    785      630000    624990         0                  12/1/2012
6166888997   2/1/2006   12/15/2005         360          510,000.00    669      760000         0         0                  1/1/2013
6179481400   1/1/2006   11/16/2005         359          440,000.00    752      565000         0         0                  12/1/2012
6181657872   1/1/2006   11/28/2005         359          566,960.00    681      710000    708750         0                  12/1/2012
6197250944   2/1/2006   12/8/2005          360          595,000.00    786      800000         0         0                  1/1/2013
6198632280   2/1/2006   12/27/2005         360          467,000.00    743      585000         0         0                  1/1/2013
6205466284   1/1/2006   10/11/2005         358          426,600.00    769      540000    540000         0                  11/1/2012
6227314439   1/1/2006   12/6/2005                359 1,147,500.00     782     1875000   1875000         0                  12/1/2012
6245794000   2/1/2006   11/23/2005         359          469,497.81    785      600000    620588         0                  12/1/2012
6259387600   2/1/2006   12/9/2005          360          471,024.00    730      605000    588780         0                  1/1/2013
6275281902   2/1/2006   12/15/2005         360          508,000.00    784      635000    635000         0                  1/1/2013
6276407225   2/1/2006   12/16/2005         360          460,000.00    782      610000    599900         0                  1/1/2013
6279923061   1/1/2006   11/29/2005         359          473,528.13    770      600000    593000         0                  12/1/2012
6291140447   2/1/2006   11/23/2005         359          476,313.87    801      600000    596000         0                  12/1/2012
6293259989   2/1/2006   12/22/2005         360          452,000.00    744      600000    565000         0                  1/1/2013
6298507903   2/1/2006   12/1/2005          359          484,000.00    774      615000    605000         0                  12/1/2012
6299332491   1/1/2006   11/16/2005         359          960,000.00    732     1200000   1200000         0                  12/1/2012
6315324209   1/1/2006   11/18/2005         359          536,000.00    721      670000         0         0                  12/1/2012
6315481553   2/1/2006   11/17/2005         359          455,567.32    806      590000    570000         0                  12/1/2012
6320003434   2/1/2006   12/20/2005         360          616,000.00    797      770000         0         0                  1/1/2013
6326252258   1/1/2006   11/28/2005         359          580,000.00    794      820000         0         0                  12/1/2012
6353291369   2/1/2006   12/9/2005          360          510,000.00    751     1200000   1118554         0                  1/1/2013
6368534688   1/1/2006   12/1/2005          359          497,903.84    793      660000    623000         0                  12/1/2012
6370494889   2/1/2006   11/22/2005         359          649,736.88    788      813000    813000         0                  12/1/2012
6379468207   2/1/2006   12/12/2005         360          463,000.00    808      972000         0         0                  1/1/2013
6384727589   2/1/2006   11/28/2005         359          505,000.00    726      740000         0         0                  12/1/2012
6391276406   2/1/2006   12/15/2005         360          599,200.00    778      749000    749000         0                  1/1/2013
6404449669   2/1/2006   12/12/2005         360          552,000.00    743      700000    690000         0                  1/1/2013
6413481489   1/1/2006   11/18/2005         359          824,000.00    781     1035000   1030000         0                  12/1/2012
6420234830   2/1/2006   12/2/2005          360          573,680.00    714      717100    725000         0                  1/1/2013
6432756069   2/1/2006   12/7/2005          360          648,960.00    793      815000    811200         0                  1/1/2013
6435273047   2/1/2006   12/2/2005          360          452,000.00    691      565000    565000         0                  1/1/2013
6435619249   2/1/2006   12/9/2005          360          599,000.00    751      850000    849000         0                  1/1/2013
6436404484   1/1/2006   11/21/2005         359          500,000.00    797      760000    750000         0                  12/1/2012
6477260704   2/1/2006   12/22/2005         360          437,600.00    724      547000    547350         0                  1/1/2013
6489983020   1/1/2006   12/5/2005          359          454,025.47    817      596000    595768         0                  12/1/2012
6494825380   2/1/2006   12/21/2005         360          554,400.00    790      693000    693000         0                  1/1/2013
6498330874   2/1/2006   12/16/2005         360          854,000.00    785     1179000   1179000         0                  1/1/2013
6505952355   2/1/2006   12/12/2005         360          630,000.00    763     1000000   1000000         0                  1/1/2013
6515553441   2/1/2006   12/6/2005          360          550,000.00    748      795000    755908         0                  1/1/2013
6518785990   2/1/2006   12/15/2005         360          520,000.00    718      660000    650000         0                  1/1/2013
6531000971   2/1/2006   12/14/2005         360          535,000.00    756      705000         0         0                  1/1/2013
6533534951   2/1/2006   12/16/2005         360          428,000.00    734      535000    535000         0                  1/1/2013
6540107130   2/1/2006   11/21/2005         359          599,311.77    771      750000    750000         0                  12/1/2012
6550317215   2/1/2006   12/21/2005         360          680,000.00    773      850000    850000         0                  1/1/2013
6563873402   1/1/2006   11/18/2005         359          540,000.00    797      690000    675000         0                  12/1/2012
6574004575   2/1/2006   12/8/2005          360          650,000.00    766      860000         0         0                  1/1/2013
6632853260   1/1/2006   12/2/2005          359          499,465.46    813     1570000   1570000         0                  12/1/2012
6635742767   1/1/2006   11/25/2005         359          690,000.01    715     1500000         0         0                  12/1/2012
6638164340   1/1/2006   11/16/2005         359          440,000.00    657      550000    550000         0                  12/1/2012
6651840818   2/1/2006   12/14/2005         360          486,500.00    667      695000         0         0                  1/1/2013
6673824980   2/1/2006   12/21/2005         360          500,000.00    777      965000    921000         0                  1/1/2013
6686489268   2/1/2006   11/21/2005         359          680,000.00    682      850000    850000         0                  12/1/2012
6721170741   2/1/2006   12/23/2005         360          738,750.00    759     1000000    999750         0                  1/1/2013
6745528734   1/1/2006   11/29/2005         359          611,563.00    689      810000         0         0                  12/1/2012
6749579766   1/1/2006   11/1/2005          358          640,000.00    794      800000         0         0                  3/1/2012
6756147853   2/1/2006   12/21/2005         360          550,000.00    635     1850000   1850000         0                  1/1/2013
6779907481   2/1/2006   12/6/2005          360          636,000.00    708      830000    795000         0                  1/1/2013
6782753930   2/1/2006   12/9/2005          360          892,500.00    788     1300000   1275000         0                  1/1/2013
6786898640   1/1/2006   11/28/2005         359          505,519.89    669      745000         0         0                  12/1/2012
6792065937   2/1/2006   11/29/2005         359          592,000.00    744      750000         0         0                  12/1/2012
6795467544   3/1/2006   12/5/2005          360          451,500.00    658      620000         0         0                  1/1/2013
6799559312   2/1/2006   12/9/2005          360          996,000.00    777     2150000         0         0                  1/1/2013
6818592625   2/1/2006   11/28/2005         359          604,000.00    742      960000         0         0                  12/1/2012
6829903688   2/1/2006   12/28/2005         360          685,455.00    750      985500    985455         0                  1/1/2013
6833206698   1/1/2006   11/15/2005         359          520,000.00    798      975000         0         0                  12/1/2012
6833598961   1/1/2006   11/18/2005         359          600,000.00    788     1010000   1000000         0                  12/1/2012
6852447967   1/1/2006   11/29/2005         359          472,920.12    780      592000    591845         0                  12/1/2012
6853952239   2/1/2006   12/9/2005          360          565,000.00    757      749000    749000         0                  1/1/2013
6856538860   1/1/2006   11/30/2005         359          449,552.02    792      675000         0         0                  12/1/2012
6895763545   2/1/2006   12/27/2005         360          446,000.00    662      638000         0         0                  1/1/2013
6896551238   2/1/2006   11/28/2005         359          698,351.66    737     1500000         0         0                  12/1/2012
6919935202   2/1/2006   11/29/2005         359          700,000.00    755     1000000         0         0                  12/1/2012
6921545932   2/1/2006   12/21/2005         360          508,000.00    706      635000    635000         0                  1/1/2013
6923871997   1/1/2006   11/22/2005         359          450,000.00    682      780000         0         0                  12/1/2012
6963523177   2/1/2006   12/19/2005         360          477,900.00    642      947000         0         0                  1/1/2013
6964082827   2/1/2006   11/28/2005         359          476,000.00    677      635000         0         0                  12/1/2012

            Rate                      Payment
Loan        Adjustment   1st Payment  Adjustment   Next Rate     Conversion            Rounding           Rounding  Product
Number      Frequency    Change Date  Frequency    Change Date   Flag         Margin   Factor             Flag      Description
----------  ----------   -----------  ----------   -----------   ----------   ------   ----------------   --------  -----------
3303468502          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
3303528511          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR MR
6006435546          12   12/1/2012            12   11/1/2012     N              2.25                125   U         7 YR NC LIBOR
6007744078          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6028913629          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6044176052          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6050306882          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6059949740          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6081292846          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6090666212          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6149681519          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6159941530          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6160195589          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6162753757          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6163455337          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6166888997          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6179481400          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6181657872          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6197250944          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6198632280          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6205466284          12   12/1/2012            12   11/1/2012     N              2.25                125   U         7/1 NCONF IO
6227314439          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6245794000          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6259387600          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6275281902          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6276407225          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6279923061          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6291140447          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6293259989          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6298507903          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6299332491          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6315324209          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6315481553          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6320003434          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6326252258          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6353291369          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6368534688          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6370494889          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6379468207          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6384727589          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6391276406          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6404449669          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6413481489          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6420234830          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6432756069          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6435273047          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6435619249          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6436404484          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6477260704          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6489983020          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6494825380          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6498330874          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6505952355          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6515553441          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6518785990          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6531000971          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6533534951          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6540107130          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6550317215          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6563873402          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6574004575          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6632853260          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6635742767          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6638164340          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6651840818          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6673824980          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6686489268          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6721170741          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6745528734          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6749579766          12   4/1/2012             12   3/1/2012      N              2.25                125   U         7/1 NCONF IO
6756147853          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6779907481          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6782753930          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6786898640          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6792065937          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6795467544          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6799559312          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6818592625          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6829903688          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6833206698          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6833598961          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6852447967          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6853952239          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6856538860          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6895763545          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6896551238          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7 YR NC LIBOR
6919935202          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6921545932          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7 YR NC LIBOR
6923871997          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO
6963523177          12   2/1/2013             12   1/1/2013      N              2.25                125   U         7/1 NCONF IO
6964082827          12   1/1/2013             12   12/1/2012     N              2.25                125   U         7/1 NCONF IO

Loan                      Lookback   1st Change   Life   Max      Minimum    Periodic
Number       Index        Days       Cap          Cap    Rate     Rate       Rate Cap
----------   ----------   --------   ----------   ----   ------   --------   --------
3303468502   1 yr libor         45            5      5   10.875       2.25       2.00
3303528511   1 yr libor         45            5      5   11.125       2.25       2.00
6006435546   1 yr libor         45            5      5     10.5       2.25       2.00
6007744078   1 yr libor         45            5      5       11       2.25       2.00
6028913629   1 yr libor         45            5      5    11.25       2.25       2.00
6044176052   1 yr libor         45            5      5   11.375       2.25       2.00
6050306882   1 yr libor         45            5      5   10.125       2.25       2.00
6059949740   1 yr libor         45            5      5   10.625       2.25       2.00
6081292846   1 yr libor         45            5      5   10.875       2.25       2.00
6090666212   1 yr libor         45            5      5   10.375       2.25       2.00
6149681519   1 yr libor         45            5      5   10.875       2.25       2.00
6159941530   1 yr libor         45            5      5   11.375       2.25       2.00
6160195589   1 yr libor         45            5      5   11.625       2.25       2.00
6162753757   1 yr libor         45            5      5     11.5       2.25       2.00
6163455337   1 yr libor         45            5      5   10.375       2.25       2.00
6166888997   1 yr libor         45            5      5    10.75       2.25       2.00
6179481400   1 yr libor         45            5      5   10.375       2.25       2.00
6181657872   1 yr libor         45            5      5    10.75       2.25       2.00
6197250944   1 yr libor         45            5      5   10.625       2.25       2.00
6198632280   1 yr libor         45            5      5   10.875       2.25       2.00
6205466284   1 yr libor         45            5      5   10.875       2.25       2.00
6227314439   1 yr libor         45            5      5   10.625       2.25       2.00
6245794000   1 yr libor         45            5      5    10.25       2.25       2.00
6259387600   1 yr libor         45            5      5   10.875       2.25       2.00
6275281902   1 yr libor         45            5      5   11.375       2.25       2.00
6276407225   1 yr libor         45            5      5   10.875       2.25       2.00
6279923061   1 yr libor         45            5      5       11       2.25       2.00
6291140447   1 yr libor         45            5      5   10.875       2.25       2.00
6293259989   1 yr libor         45            5      5       11       2.25       2.00
6298507903   1 yr libor         45            5      5   10.875       2.25       2.00
6299332491   1 yr libor         45            5      5    11.25       2.25       2.00
6315324209   1 yr libor         45            5      5       11       2.25       2.00
6315481553   1 yr libor         45            5      5    11.25       2.25       2.00
6320003434   1 yr libor         45            5      5    11.25       2.25       2.00
6326252258   1 yr libor         45            5      5    11.25       2.25       2.00
6353291369   1 yr libor         45            5      5    10.75       2.25       2.00
6368534688   1 yr libor         45            5      5       11       2.25       2.00
6370494889   1 yr libor         45            5      5   10.875       2.25       2.00
6379468207   1 yr libor         45            5      5       11       2.25       2.00
6384727589   1 yr libor         45            5      5    10.75       2.25       2.00
6391276406   1 yr libor         45            5      5     11.5       2.25       2.00
6404449669   1 yr libor         45            5      5   11.125       2.25       2.00
6413481489   1 yr libor         45            5      5   10.625       2.25       2.00
6420234830   1 yr libor         45            5      5   11.125       2.25       2.00
6432756069   1 yr libor         45            5      5   10.625       2.25       2.00
6435273047   1 yr libor         45            5      5    10.75       2.25       2.00
6435619249   1 yr libor         45            5      5   10.625       2.25       2.00
6436404484   1 yr libor         45            5      5   10.875       2.25       2.00
6477260704   1 yr libor         45            5      5    10.75       2.25       2.00
6489983020   1 yr libor         45            5      5    10.75       2.25       2.00
6494825380   1 yr libor         45            5      5   10.625       2.25       2.00
6498330874   1 yr libor         45            5      5    10.25       2.25       2.00
6505952355   1 yr libor         45            5      5   10.875       2.25       2.00
6515553441   1 yr libor         45            5      5   10.625       2.25       2.00
6518785990   1 yr libor         45            5      5    10.75       2.25       2.00
6531000971   1 yr libor         45            5      5       11       2.25       2.00
6533534951   1 yr libor         45            5      5   10.875       2.25       2.00
6540107130   1 yr libor         45            5      5    10.25       2.25       2.00
6550317215   1 yr libor         45            5      5   11.125       2.25       2.00
6563873402   1 yr libor         45            5      5    11.25       2.25       2.00
6574004575   1 yr libor         45            5      5   10.875       2.25       2.00
6632853260   1 yr libor         45            5      5   10.625       2.25       2.00
6635742767   1 yr libor         45            5      5   10.875       2.25       2.00
6638164340   1 yr libor         45            5      5    10.75       2.25       2.00
6651840818   1 yr libor         45            5      5   11.375       2.25       2.00
6673824980   1 yr libor         45            5      5       11       2.25       2.00
6686489268   1 yr libor         45            5      5    10.75       2.25       2.00
6721170741   1 yr libor         45            5      5    10.25       2.25       2.00
6745528734   1 yr libor         45            5      5    11.25       2.25       2.00
6749579766   1 yr libor         45            5      5    10.25       2.25       2.00
6756147853   1 yr libor         45            5      5   10.625       2.25       2.00
6779907481   1 yr libor         45            5      5   10.875       2.25       2.00
6782753930   1 yr libor         45            5      5   10.875       2.25       2.00
6786898640   1 yr libor         45            5      5    11.25       2.25       2.00
6792065937   1 yr libor         45            5      5    11.25       2.25       2.00
6795467544   1 yr libor         45            5      5   10.875       2.25       2.00
6799559312   1 yr libor         45            5      5   10.125       2.25       2.00
6818592625   1 yr libor         45            5      5   11.375       2.25       2.00
6829903688   1 yr libor         45            5      5    10.75       2.25       2.00
6833206698   1 yr libor         45            5      5   10.125       2.25       2.00
6833598961   1 yr libor         45            5      5   11.125       2.25       2.00
6852447967   1 yr libor         45            5      5   10.125       2.25       2.00
6853952239   1 yr libor         45            5      5   11.125       2.25       2.00
6856538860   1 yr libor         45            5      5       11       2.25       2.00
6895763545   1 yr libor         45            5      5   10.375       2.25       2.00
6896551238   1 yr libor         45            5      5   11.375       2.25       2.00
6919935202   1 yr libor         45            5      5       11       2.25       2.00
6921545932   1 yr libor         45            5      5   10.875       2.25       2.00
6923871997   1 yr libor         45            5      5       11       2.25       2.00
6963523177   1 yr libor         45            5      5   11.375       2.25       2.00
6964082827   1 yr libor         45            5      5   10.875       2.25       2.00

                                   EXHIBIT D-4

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 4)

Bank of America
               [LOGO]

[LOGO] Bank of America

BOAMS 2006-A
Mortgage Schedule
10-1 ARM: Fixed for Ten years then rate adjusts each year thereafter.


Loan Count:                          127
Scheduled PB
as of January 1, 2005:   $ 82,413,665.33
Unpaid PB W/A:           $    648,926.50
W/A Interest Rate:                 6.021
W/A Remaining Term:                359.5


Loan                                                               Zip
Number                            Borrower        State           Code          PropertyTypeCode              Occupancy
-----------------               -------------     -----        -----------      ----------------          -----------------------
6003763379                      KAPUR               MD               20855        Single Family           Primary (Owner Occupied)
6005335127                      WHITE               NV               89523        PUD Detached            Primary (Owner Occupied)
6660544203                      SCHWARTZ            MD               20895        Single Family           Primary (Owner Occupied)
6665536162                      GOMEZ               IL               60611        Condo Highrise          Primary (Owner Occupied)
6672704910                      FARRER              NJ               07747        Single Family           Primary (Owner Occupied)
6684532630                      OKONSKI             VA               20158        Single Family           Primary (Owner Occupied)
6693067487                      SHIRLEY             VA               22709        Single Family           Secondary (Owner Occupied)
6703997269                      MCCORMICK           MD               21146        Single Family           Primary (Owner Occupied)
6709026535                      DREIFORT            CA               91011        Single Family           Primary (Owner Occupied)
6722296735                      HENDERSON           WA               98052        Single Family           Primary (Owner Occupied)
6723527328                      CLAYTON             CA               93105        Single Family           Primary (Owner Occupied)
6745119781                      MORGAN              CA               94022        Single Family           Primary (Owner Occupied)
6746396396                      SINGH               CA               95135        Single Family           Primary (Owner Occupied)
6748625842                      GOODMAN             CA               90068        Single Family           Primary (Owner Occupied)
6756982812                      CINKLE              CA               92807        Single Family           Primary (Owner Occupied)
6763317168                      RENNIE              NC           280317597        PUD Detached            Primary (Owner Occupied)
6796284518                      ILAHI               TX               77019        PUD Detached            Primary (Owner Occupied)
6801183358                      BINGAMAN            CA               95687        Single Family           Primary (Owner Occupied)
6808866997                      TA                  CA               95148        Single Family           Primary (Owner Occupied)
6822748981                      LAKRITZ             CA               92629        CL                      Primary (Owner Occupied)
6839630107                      EGELAND             OR               97701        PUD Detached            Secondary (Owner Occupied)
6841022947                      MCMILLION           CA               90277        Single Family           Primary (Owner Occupied)
6846535703                      ECHEANDIA           NC               28173        PUD Detached            Primary (Owner Occupied)
6862325583                      INGRAM              PA               17214        Single Family           Secondary (Owner Occupied)
6910084992                      SACKETT             NV               89141        PUD Detached            Primary (Owner Occupied)
6921147465                      BOAK                VA               20181        Single Family           Primary (Owner Occupied)
6970922941                      MEYER               NV               89511        PUD Detached            Primary (Owner Occupied)
6982913102                      DUNN                NC               28173        PUD Detached            Primary (Owner Occupied)
6990850924                      NGO                 CA               95135        Single Family           Primary (Owner Occupied)
6008475060                      DOWNEN              CA               92264        Single Family           Primary (Owner Occupied)
6008877521                      MARCOPULOS          CA               95066        Single Family           Primary (Owner Occupied)
6023397760                      SHAPLAND            CA               94583        Single Family           Primary (Owner Occupied)
6034141132                      LAUZON              CA               95032        Single Family           Primary (Owner Occupied)
6039122038                      PIRRIE              CA               91784        Single Family           Primary (Owner Occupied)
6056061580                      MONCIBAIS           CA               94510        PUD Detached            Primary (Owner Occupied)
6069502422                      PEACOCK             CA               94403        Single Family           Primary (Owner Occupied)
6070290082                      LOMBARDO            DC               20003        Single Family           Primary (Owner Occupied)
6073723865                      WOLFE               FL               33076        PUD Detached            Primary (Owner Occupied)
6078067904                      FOWKE               FL               33547        PUD Detached            Primary (Owner Occupied)
6079405269                      SINGHAI             CA               95035        Single Family           Primary (Owner Occupied)
6081749076                      KHALIFA             VA               22150        PUD Detached            Primary (Owner Occupied)
6082978450                      LESLIE              CA               90278        Condo Highrise          Primary (Owner Occupied)
6091600590                      HO                  CA               94117        CL                      Primary (Owner Occupied)
6103183478                      KIM                 CA               93612        Single Family           Primary (Owner Occupied)
6104344558                      AGLIATA             MD           208783796        PUD Detached            Primary (Owner Occupied)
6117672391                      ABINAKED            CA               91311        Single Family           Primary (Owner Occupied)
6132933687                      VIRGA               NY               11758        Single Family           Primary (Owner Occupied)
6141141306                      BROWN               CA               91103        Single Family           Primary (Owner Occupied)
6147258930                      WISHNER             CA               94024        Single Family           Primary (Owner Occupied)
6156960632                      MARTORELL           CA               91910        Single Family           Primary (Owner Occupied)
6165791416                      PETRO               CA           920780000        PUD Detached            Primary (Owner Occupied)
6168437827                      CONNORS             CA               94403        Single Family           Primary (Owner Occupied)
6173336667                      GABOUREL            NC               27587        Single Family           Primary (Owner Occupied)
6183372686                      GUPTA               CA               92603        CL                      Primary (Owner Occupied)
6186216013                      PATTERSON           GA           300680000        PUD Detached            Primary (Owner Occupied)
6194415250                      BARFIELD            MI               48105        Single Family           Primary (Owner Occupied)
6198734599                      BAKEL               DC               20016        Single Family           Primary (Owner Occupied)
6200509484                      PELIKH              CA               91316        Single Family           Primary (Owner Occupied)
6211556714                      VAUGHN              CA               94583        PUD Detached            Primary (Owner Occupied)
6226070339                      MCKEE               VA           223051801        Single Family           Primary (Owner Occupied)
6228389018                      O'BRIEN             FL               32250        CL                      Secondary (Owner Occupied)
6247000083                      NICOULIN            MD               21769        Single Family           Primary (Owner Occupied)
6248235092                      WAXMAN              CA               90291        Single Family           Primary (Owner Occupied)
6250452338                      LAMBETH             CA               92694        PUD Detached            Primary (Owner Occupied)
6256471126                      GAMBOA              CA               92882        PUD Detached            Primary (Owner Occupied)
6256743540                      PERINO              MD               20646        PUD Detached            Primary (Owner Occupied)
6261165929                      BALDI               SC               29492        PUD Attached            Secondary (Owner Occupied)
6261320755                      GONZALEZ            CA               94110        CL                      Primary (Owner Occupied)
6261840091                      HUTTO               DC               20002        Single Family           Primary (Owner Occupied)
6268352595                      BARRY               CA               93004        Single Family           Primary (Owner Occupied)
6269400500                      SANTIANO            CA               94404        CL                      Primary (Owner Occupied)
6279656042                      ROGERS              CA               94611        Single Family           Primary (Owner Occupied)
6285819303                      HUGHES              CA               94024        Single Family           Primary (Owner Occupied)
6288020347                      BENEDICTO           CA               92128        Single Family           Primary (Owner Occupied)
6294199069                      DEMAIO              IL               60622        Single Family           Primary (Owner Occupied)
6301141716                      STONE               CA               95032        PUD Detached            Primary (Owner Occupied)
6302359168                      WILLOUGHBY          CA               92648        PUD Detached            Primary (Owner Occupied)
6317621339                      ARCHBOLD            CA               94952        Single Family           Primary (Owner Occupied)
6318969224                      ANDERSON            SC               29464        PUD Detached            Primary (Owner Occupied)
6323207685                      BATTLEMAN           NY               10604        Single Family           Primary (Owner Occupied)
6326741474                      STAPLES             WA           986078860        Single Family           Primary (Owner Occupied)
6333553367                      PUU                 CA               91030        Single Family           Primary (Owner Occupied)
6345730896                      STREETT             VA               23456        PUD Detached            Primary (Owner Occupied)
6352147802                      KAY                 CO               81611        CL                      Secondary (Owner Occupied)
6355652733                      WRIGHT              NY               10536        Single Family           Primary (Owner Occupied)
6367951636                      LOMBARDO            NJ               07675        Single Family           Primary (Owner Occupied)
6374699541                      ENGELAGE            CA               94548        Single Family           Primary (Owner Occupied)
6375635247                      STANSBERRY          CA               95127        Single Family           Primary (Owner Occupied)
6382644232                      FISH                FL               33612        Single Family           Primary (Owner Occupied)
6391228985                      ZUCCO               CA               92630        Single Family           Primary (Owner Occupied)
6401769846                      RABIBADHANA         CA               92620        CL                      Primary (Owner Occupied)
6412049923                      MANNE               FL               34110        PUD Detached            Primary (Owner Occupied)
6414188703                      WONG                CA               94131        CL                      Primary (Owner Occupied)
6433929764                      MCVEY               VA               22312        PUD Detached            Primary (Owner Occupied)
6435467342                      HARDY               NC               27517        PUD Detached            Primary (Owner Occupied)
6443505711                      SEXTON              CA               93001        Single Family           Primary (Owner Occupied)
6445033308                      THIE                CA               94306        Single Family           Primary (Owner Occupied)
6446264373                      SCHREIER            CA               94710        CL                      Primary (Owner Occupied)
6450744427                      ZIEMBA              VA               20136        PUD Detached            Primary (Owner Occupied)
6459239643                      SCARBOROUGH         TX               78731        Single Family           Primary (Owner Occupied)
6472292694                      QURESHI             VA               20112        PUD Detached            Primary (Owner Occupied)
6472832689                      BARBARO             SC               29429        Single Family           Primary (Owner Occupied)
6482603716                      MARTIN              CA               96073        Single Family           Primary (Owner Occupied)
6485191248                      SUBRAMANIAN         CA               94040        Single Family           Primary (Owner Occupied)
6488018067                      MAZZO               MD               20878        PUD Detached            Primary (Owner Occupied)
6500722407                      ESTRADA             CA               93003        Single Family           Primary (Owner Occupied)
6524104228                      ANTOINE             CA               95864        Single Family           Primary (Owner Occupied)
6526581316                      GLASS JR            GA               30327        Single Family           Primary (Owner Occupied)
6530235297                      REZNICSEK           FL               32256        PUD Detached            Primary (Owner Occupied)
6531437694                      NICHOLS             CA               94503        Single Family           Primary (Owner Occupied)
6531473418                      GAUDET              CT               06340        Single Family           Secondary (Owner Occupied)
6541855661                      LIN                 WA           980758112        PUD Attached            Primary (Owner Occupied)
6560247220                      KRIEGER             CA               90035        Single Family           Primary (Owner Occupied)
6566746472                      SPENCE              CA               94583        PUD Detached            Primary (Owner Occupied)
6582464969                      EISSMANN DDS        NV               89511        Single Family           Primary (Owner Occupied)
6586697002                      SCHAEFER            CA               94954        Single Family           Primary (Owner Occupied)
6589223137                      NAVARRO             SC               29492        PUD Detached            Primary (Owner Occupied)
6591562746                      HOU                 CA               94536        Single Family           Primary (Owner Occupied)
6595005817                      GILBERT             VA               23238        PUD Detached            Primary (Owner Occupied)
6596270782                      SISK                TN               37027        PUD Detached            Primary (Owner Occupied)
6603667350                      WHITE               MD               20852        PUD Attached            Primary (Owner Occupied)
6604957388                      JAQUEZ              CA               93012        PUD Detached            Primary (Owner Occupied)
6614506183                      WILLIAMS            VA           222052002        Single Family           Primary (Owner Occupied)
6631970354                      PASCOE              FL               32940        Single Family           Primary (Owner Occupied)
6642500679                      ELMORE              CA               92024        PUD Detached            Primary (Owner Occupied)
6654206603                      PAIVA               CA               95818        Single Family           Primary (Owner Occupied)
6659938382                      GRUNDY              CO               81435        CL                      Primary (Owner Occupied)


Loan
Number                      LoanPurpose                Type           LTV    Rate       PB       Date        Date     Term    P&I
-----------              ----------------------     -----------      -----   ----    -------   --------    --------   ----   ------
6003763379               Purchase                   Paper Saver      80.00   6.125    664000   2/1/2006    1/1/2036    360   3389.17
6005335127               Purchase                   Paper Saver      76.92    6.25    700000   1/1/2006    12/1/2035   360   3645.83
6660544203               Purchase                   Paper Saver      80.00       6    673280   2/1/2006    1/1/2036    360    3366.4
6665536162               Refinance_No_Cash_Out      Rapid            54.54   6.125   1200000   2/1/2006    1/1/2036    360      6125
6672704910               Purchase                   Paper Saver      80.00   5.625    427120   2/1/2006    1/1/2036    360   2002.13
6684532630               Refinance_Equity_Takeout   Paper Saver      60.35   6.375    895000   2/1/2006    1/1/2036    360   4754.69
6693067487               Purchase                   Paper Saver      80.00    5.75    520000   2/1/2006    1/1/2036    360   2491.67
6703997269               Refinance_Equity_Takeout   Rapid            28.93     5.5    625000   1/1/2006    12/1/2035   360   2864.58
6709026535               Purchase                   Paper Saver      16.66   6.125   1000000   1/1/2006    12/1/2035   360   5104.17
6722296735               Refinance_Equity_Takeout   Paper Saver      69.98    6.25    450000   1/1/2006    12/1/2035   360   2343.75
6723527328               Purchase                   Paper Saver      59.09   5.875    650000   2/1/2006    1/1/2036    360   3182.29
6745119781               Purchase                   Rapid            74.71   6.125   1275000   2/1/2006    1/1/2036    360   6507.81
6746396396               Purchase                   Paper Saver      75.00   5.875    975000   2/1/2006    1/1/2036    360   4773.44
6748625842               Purchase                   Wholesale SISA   80.00   6.625    776000   2/1/2006    1/1/2036    360   4284.17
6756982812               Refinance_No_Cash_Out      Rapid            68.33     5.5   1025000   2/1/2006    1/1/2036    360   5819.84
6763317168               Purchase                   Paper Saver      48.16   5.625    578000   2/1/2006    1/1/2036    360   2709.38
6796284518               Purchase                   Paper Saver      80.00   5.875    952000   1/1/2006    12/1/2035   360   5631.44
6801183358               Purchase                   Standard         68.00    6.25    425000   1/1/2006    12/1/2035   360   2213.54
6808866997               Refinance_No_Cash_Out      Paper Saver      66.71   6.125    447000   2/1/2006    1/1/2036    360   2281.56
6822748981               Purchase                   Paper Saver      80.00       6    464000   2/1/2006    1/1/2036    360      2320
6839630107               Purchase                   Paper Saver      80.00   5.875    520000   2/1/2006    1/1/2036    360   2545.83
6841022947               Refinance_No_Cash_Out      Rapid            46.17       6    639500   1/1/2006    12/1/2035   360    3197.5
6846535703               Purchase                   Paper Saver      76.70   5.875    420000   2/1/2006    1/1/2036    360   2484.46
6862325583               Purchase                   Paper Saver      80.00   5.625    474400   1/1/2006    12/1/2035   360   2223.75
6910084992               Purchase                   Paper Saver      80.00   5.875    436000   1/1/2006    12/1/2035   360   2134.58
6921147465               Refinance_Equity_Takeout   Paper Saver      67.65       6    717142   2/1/2006    1/1/2036    360   3585.71
6970922941               Refinance_No_Cash_Out      Paper Saver      41.71   6.125    584000   2/1/2006    1/1/2036    360   2980.83
6982913102               Refinance_No_Cash_Out      Paper Saver      70.00   5.625    910000   2/1/2006    1/1/2036    360   4265.63
6990850924               Refinance_No_Cash_Out      Paper Saver      49.81   6.125    660000   2/1/2006    1/1/2036    360   3368.75
6008475060               Purchase                   Rapid            80.00    6.25    791200   2/1/2006    1/1/2036    360   4120.83
6008877521               Refinance_No_Cash_Out      Rapid            72.98    6.25    635000   1/1/2006    12/1/2035   360   3307.29
6023397760               Refinance_No_Cash_Out      Standard         71.42    6.25    750000   2/1/2006    1/1/2036    360   3906.25
6034141132               Refinance_No_Cash_Out      Paper Saver      55.47     5.5    735000   1/1/2006    12/1/2035   360   3368.75
6039122038               Purchase                   Standard         80.00   5.875    504000   1/1/2006    12/1/2035   360    2467.5
6056061580               Purchase                   Paper Saver      77.72   6.125    750000   1/1/2006    12/1/2035   360   3828.13
6069502422               Purchase                   Paper Saver      80.00    5.75    680000   1/1/2006    12/1/2035   360    3968.3
6070290082               Purchase                   Standard         80.00     5.5    556000   1/1/2006    12/1/2035   360   2548.33
6073723865               Refinance_Equity_Takeout   Rapid            54.99    6.25    515000   1/1/2006    12/1/2035   360   2682.29
6078067904               Refinance_No_Cash_Out      Paper Saver      58.75    6.25    426000   2/1/2006    1/1/2036    360   2218.75
6079405269               Purchase                   Paper Saver      80.00   5.875    544000   2/1/2006    1/1/2036    360   2663.33
6081749076               Purchase                   Paper Saver      80.00   5.625    494000   1/1/2006    12/1/2035   360   2315.63
6082978450               Refinance_Equity_Takeout   Standard         53.65    5.75    467900   1/1/2006    12/1/2035   360   2242.02
6091600590               Purchase                   Paper Saver      80.00       6    663200   2/1/2006    1/1/2036    360      3316
6103183478               Purchase                   Wholesale SISA   80.00   6.375    446480   1/1/2006    12/1/2035   360   2785.46
6104344558               Purchase                   Paper Saver      80.00   5.375   1000000   1/1/2006    12/1/2035   360   4479.17
6117672391               Purchase                   Wholesale SISA   79.56       6    736000   1/1/2006    12/1/2035   360      3675
6132933687               Purchase                   Rapid            80.00   6.375    734000   2/1/2006    1/1/2036    360   3899.38
6141141306               Refinance_No_Cash_Out      Paper Saver      30.74   6.375    538000   1/1/2006    12/1/2035   360   2858.13
6147258930               Purchase                   Paper Saver      26.80   6.375    500000   2/1/2006    1/1/2036    360   2656.25
6156960632               Purchase                   Paper Saver      80.00   5.875    532000   1/1/2006    12/1/2035   360   2604.58
6165791416               Purchase                   Rapid            79.99       6    638650   2/1/2006    1/1/2036    360   3193.25
6168437827               Purchase                   Paper Saver      80.00   6.125    640000   1/1/2006    12/1/2035   360   3888.71
6173336667               Purchase                   Paper Saver      80.00       6    476000   2/1/2006    1/1/2036    360      2380
6183372686               Purchase                   Rapid            61.70    5.75    725000   2/1/2006    1/1/2036    360   3473.96
6186216013               Purchase                   Paper Saver      74.66       6    600000   1/1/2006    12/1/2035   360      3000
6194415250               Refinance_No_Cash_Out      Rapid            66.60    6.25   1432000   2/1/2006    1/1/2036    360   7458.33
6198734599               Purchase                   Paper Saver      77.04   5.625    500000   2/1/2006    1/1/2036    360   2878.29
6200509484               Purchase                   Rapid            71.11    6.25    800000   2/1/2006    1/1/2036    360   4166.67
6211556714               Refinance_No_Cash_Out      Standard         71.91       6    676000   2/1/2006    1/1/2036    360      3380
6226070339               Purchase                   Standard         80.00       6    511200   1/1/2006    12/1/2035   360   3064.91
6228389018               Purchase                   Paper Saver      79.75    6.25    650000   1/1/2006    12/1/2035   360   3385.42
6247000083               Refinance_Equity_Takeout   Paper Saver      62.96    6.25    425000   2/1/2006    1/1/2036    360   2213.54
6248235092               Refinance_Equity_Takeout   Rapid            62.90   6.125    775000   2/1/2006    1/1/2036    360   3955.73
6250452338               Purchase                   Paper Saver      64.17    5.75    430000   2/1/2006    1/1/2036    360   2060.42
6256471126               Purchase                   Rapid            79.99    6.25    675866   2/1/2006    1/1/2036    360   3520.14
6256743540               Refinance_No_Cash_Out      Paper Saver      71.64     6.5    418431   1/1/2006    12/1/2035   360    2266.5
6261165929               Purchase                   Standard         77.51    6.25    500000   2/1/2006    1/1/2036    360   2604.17
6261320755               Purchase                   Standard         80.00       6    548000   2/1/2006    1/1/2036    360      2740
6261840091               Purchase                   Paper Saver      80.00   5.875    796000   2/1/2006    1/1/2036    360   4708.65
6268352595               Refinance_No_Cash_Out      Wholesale SISA   78.70   5.875    610000   1/1/2006    12/1/2035   360   2985.97
6269400500               Purchase                   Paper Saver      80.00       6    440000   1/1/2006    12/1/2035   360      2200
6279656042               Purchase                   Standard         80.00   5.875    944000   2/1/2006    1/1/2036    360   4621.67
6285819303               Refinance_No_Cash_Out      Paper Saver      64.51       6   1000000   2/1/2006    1/1/2036    360      5000
6288020347               Refinance_Equity_Takeout   Rapid            80.00   6.125    552000   2/1/2006    1/1/2036    360    2817.5
6294199069               Refinance_No_Cash_Out      Rapid            62.50    5.75   1000000   2/1/2006    1/1/2036    360   4791.67
6301141716               Purchase                   Paper Saver      57.36   4.875    545000   1/1/2006    12/1/2035   360   2214.06
6302359168               Refinance_Equity_Takeout   Rapid            44.19   6.125    895000   1/1/2006    12/1/2035   360   4568.23
6317621339               Refinance_Equity_Takeout   Rapid            63.63    6.25    700000   2/1/2006    1/1/2036    360   3645.83
6318969224               Refinance_Equity_Takeout   Paper Saver      69.85       6    475000   1/1/2006    12/1/2035   360   2368.72
6323207685               Refinance_No_Cash_Out      Standard         65.00   5.625   1300000   11/1/2005   10/1/2035   360   6093.75
6326741474               Refinance_No_Cash_Out      Paper Saver      66.96   5.875    519000   1/1/2006    12/1/2035   360   2540.94
6333553367               Purchase                   Rapid            75.00    6.75    900000   1/1/2006    12/1/2035   360    5062.5
6345730896               Refinance_No_Cash_Out      Paper Saver      71.44    6.25    598000   1/1/2006    12/1/2035   360   3114.58
6352147802               Refinance_Equity_Takeout   Rapid            39.28    6.25    550000   2/1/2006    1/1/2036    360   2864.58
6355652733               Purchase                   Rapid            80.00   6.125    736800   1/1/2006    12/1/2035   360   3759.41
6367951636               Purchase                   Standard         65.49   6.125    949000   1/1/2006    12/1/2035   360   4843.85
6374699541               Refinance_Equity_Takeout   Paper Saver      61.71       6    540000   2/1/2006    1/1/2036    360      2700
6375635247               Refinance_Equity_Takeout   Standard         63.15   6.125    425000   2/1/2006    1/1/2036    360   2169.27
6382644232               Purchase                   Paper Saver      80.00       6    559200   2/1/2006    1/1/2036    360      2796
6391228985               Refinance_Equity_Takeout   Rapid            79.81   6.625    617000   2/1/2006    1/1/2036    360   3406.35
6401769846               Purchase                   Paper Saver      79.90   5.875    672984   1/1/2006    12/1/2035   360   3293.78
6412049923               Refinance_Equity_Takeout   Standard         66.31   5.875    750000   2/1/2006    1/1/2036    360   3671.87
6414188703               Purchase                   Rapid            80.00       6    480000   2/1/2006    1/1/2036    360      2400
6433929764               Refinance_Equity_Takeout   Standard         63.82   6.375    750000   1/1/2006    12/1/2035   360   3984.38
6435467342               Refinance_No_Cash_Out      Paper Saver      79.85       6    448000   1/1/2006    12/1/2035   360      2240
6443505711               Refinance_Equity_Takeout   Standard         44.13    6.25    640000   1/1/2006    12/1/2035   360    3940.6
6445033308               Refinance_No_Cash_Out      Rapid            77.08   6.125    925000   2/1/2006    1/1/2036    360   4721.35
6446264373               Purchase                   Paper Saver      52.74    5.25    500000   1/1/2006    12/1/2035   360    2187.5
6450744427               Purchase                   Paper Saver      80.00       6    530272   1/1/2006    12/1/2035   360   2651.36
6459239643               Purchase                   Paper Saver      80.00   5.625    524000   2/1/2006    1/1/2036    360   2456.25
6472292694               Purchase                   Paper Saver      80.00   6.125    492000   1/1/2006    12/1/2035   360   2989.45
6472832689               Purchase                   Paper Saver      80.00    5.75    453600   1/1/2006    12/1/2035   360    2173.5
6482603716               Purchase                   Paper Saver      75.00   5.875    480000   1/1/2006    12/1/2035   360   2348.05
6485191248               Purchase                   Paper Saver      80.00   5.875    785600   1/1/2006    12/1/2035   360   4647.13
6488018067               Purchase                   Paper Saver      58.89   5.875    500000   2/1/2006    1/1/2036    360   2447.92
6500722407               Refinance_Equity_Takeout   Standard         70.00     6.5    428400   2/1/2006    1/1/2036    360    2320.5
6524104228               Refinance_No_Cash_Out      Standard         75.00   6.375    780000   2/1/2006    1/1/2036    360   4143.75
6526581316               Purchase                   Paper Saver      72.41    6.25    525000   2/1/2006    1/1/2036    360   2734.37
6530235297               Purchase                   Rapid            80.00   5.875    433600   2/1/2006    1/1/2036    360   2564.91
6531437694               Refinance_Equity_Takeout   Rapid            70.33   6.125    531000   2/1/2006    1/1/2036    360   2710.31
6531473418               Purchase                   Rapid            80.00   5.875    568000   1/1/2006    12/1/2035   360   2780.83
6541855661               Purchase                   Paper Saver      80.00   5.875    612264   1/1/2006    12/1/2035   360   2997.54
6560247220               Purchase                   Rapid            72.91   5.875    700000   2/1/2006    1/1/2036    360   3427.08
6566746472               Refinance_No_Cash_Out      Rapid            67.64   6.125   1150000   2/1/2006    1/1/2036    360   5869.79
6582464969               Refinance_No_Cash_Out      Paper Saver      52.44       6    687000   1/1/2006    12/1/2035   360   3424.93
6586697002               Refinance_Equity_Takeout   Paper Saver      51.57   6.375    459000   1/1/2006    12/1/2035   360   2438.44
6589223137               Purchase                   Rapid            71.51    5.75    600000   2/1/2006    1/1/2036    360      2875
6591562746               Refinance_No_Cash_Out      Standard         79.62     6.5    684000   1/1/2006    12/1/2035   360      3705
6595005817               Purchase                   Paper Saver      60.57   5.625    725000   2/1/2006    1/1/2036    360   3398.44
6596270782               Refinance_No_Cash_Out      Paper Saver      73.42    6.25    514000   1/1/2006    12/1/2035   360   2677.08
6603667350               Refinance_Equity_Takeout   Rapid            73.86   6.625    650000   2/1/2006    1/1/2036    360   3588.54
6604957388               Refinance_No_Cash_Out      Rapid            80.00   5.875    506400   1/1/2006    12/1/2035   360   2479.25
6614506183               Refinance_Equity_Takeout   Rapid            80.00       6    568000   2/1/2006    1/1/2036    360      2840
6631970354               Purchase                   Paper Saver      68.25   6.125    430000   2/1/2006    1/1/2036    360   2194.79
6642500679               Refinance_No_Cash_Out      Rapid            80.00       6    692000   1/1/2006    12/1/2035   360      3460
6654206603               Refinance_Equity_Takeout   Standard         69.44    6.25    625000   2/1/2006    1/1/2036    360   3255.21
6659938382               Refinance_No_Cash_Out      Standard         49.47   6.375    470000   2/1/2006    1/1/2036    360   2496.88


Loan           Current      Closing    Remaining       Scheduled           Appraisal   Sales   PMI Cov                 1st Rate
Number         Due Date      Date        Term            PB         FICO     Value     Price     %      PMI Company     Change Date
-----------    --------     ---------  ---------      ----------    ----   ---------   -----   ------   -----------   -------------
6003763379      2/1/2006    12/16/2005    360         664,000.00    786     843500     830000    0                     1/1/2016
6005335127      2/1/2006    12/1/2005     359         700,000.00    799     910000    1000000    0                     12/1/2015
6660544203      2/1/2006    12/16/2005    360         791,200.00    766     845000     841600    0                     1/1/2016
6665536162      2/1/2006    12/7/2005     360         635,000.00    783    2200000          0    0                     1/1/2016
6672704910      2/1/2006    12/15/2005    360         750,000.00    738     535000     533900    0                     1/1/2016
6684532630      1/1/2006    12/12/2005    360         735,000.00    758    1483000          0    0                     1/1/2016
6693067487      2/1/2006    12/9/2005     360         503,999.75    751     665000     650000    0                     1/1/2016
6703997269      1/1/2006    11/7/2005     359         750,000.00    788    2160000          0    0                     12/1/2015
6709026535      2/1/2006    11/18/2005    359         679,290.03    681    6000000    8500000    0                     12/1/2015
6722296735      2/1/2006    11/29/2005    359         556,000.00    776     643000          0    0                     12/1/2015
6723527328      1/1/2006    12/6/2005     360         515,000.00    794    1100000    1100000    0                     1/1/2016
6745119781      2/1/2006    12/20/2005    360         426,000.00    809    1706500    1706475    0                     1/1/2016
6746396396      2/1/2006    12/16/2005    360         544,000.00    775    1300000    1300000    0                     1/1/2016
6748625842      1/1/2006    12/22/2005    360         494,000.00    784     990000     970000    0                     1/1/2016
6756982812      1/1/2006    12/19/2005    360         467,900.00    772    1500000          0    0                     1/1/2016
6763317168      2/1/2006    12/21/2005    360         663,200.00    732    1250000    1200000    0                     1/1/2016
6796284518      1/1/2006    11/10/2005    359         446,066.47    752    1190000    1190000    0                     12/1/2015
6801183358      1/1/2006    11/9/2005     359       1,000,000.00    659     625000     625000    0                     12/1/2015
6808866997      2/1/2006    12/20/2005    360         736,000.00    807     670000          0    0                     1/1/2016
6822748981      2/1/2006    12/19/2005    360         734,000.00    784     580000     580000    0                     1/1/2016
6839630107      2/1/2006    12/2/2005     360         538,000.00    757     675000     650000    0                     1/1/2016
6841022947      2/1/2006    11/29/2005    359         500,000.00    777    1385000          0    0                     12/1/2015
6846535703      1/1/2006    12/7/2005     360         532,000.00    812     550000     547569    0                     1/1/2016
6862325583      2/1/2006    11/15/2005    359         638,650.00    802     596000     593000    0                     12/1/2015
6910084992      1/1/2006    11/22/2005    359         639,377.96    750     545000     545000    0                     12/1/2015
6921147465      2/1/2006    12/2/2005     360         476,000.00    769    1060000          0    0                     1/1/2016
6970922941      2/1/2006    12/14/2005    360         725,000.00    746    1400000          0    0                     1/1/2016
6982913102      1/1/2006    12/2/2005     360         600,000.00    736    1300000          0    0                     1/1/2016
6990850924      2/1/2006    12/13/2005    360       1,432,000.00    763    1325000          0    0                     1/1/2016
6008475060      2/1/2006    12/15/2005    360         500,000.00    790     989000     989000    0                     1/1/2016
6008877521      2/1/2006    11/30/2005    359         800,000.00    705     870000          0    0                     12/1/2015
6023397760      2/1/2006    12/13/2005    360         676,000.00    717    1050000          0    0                     1/1/2016
6034141132      1/1/2006    11/28/2005    359         510,691.09    686    1325000          0    0                     12/1/2015
6039122038      1/1/2006    11/29/2005    359         650,000.00    754     630000     630000    0                     12/1/2015
6056061580      2/1/2006    12/6/2005     359         425,000.00    792     965000     964900    0                     12/1/2015
6069502422      2/1/2006    11/29/2005    359         775,000.00    795     850000     850000    0                     12/1/2015
6070290082      2/1/2006    12/1/2005     359         430,000.00    683     710000     695000    0                     12/1/2015
6073723865      2/1/2006    11/30/2005    359         675,866.00    712     936500          0    0                     12/1/2015
6078067904      2/1/2006    12/7/2005     360         418,431.00    786     725000          0    0                     1/1/2016
6079405269      2/1/2006    12/20/2005    360         500,000.00    756     680000     680000    0                     1/1/2016
6081749076      2/1/2006    11/30/2005    359         548,000.00    763     621000     617500    0                     12/1/2015
6082978450      2/1/2006    11/29/2005    359         796,000.00    713     872000          0    0                     12/1/2015
6091600590      1/1/2006    12/20/2005    360         610,000.00    778     829000     829000    0                     1/1/2016
6103183478      2/1/2006    11/30/2005    359         440,000.00    728     590000     558100    0                     12/1/2015
6104344558      2/1/2006    11/14/2005    359         944,000.00    790    1250000    1250000    0                     12/1/2015
6117672391      2/1/2006    12/5/2005     359       1,000,000.00    776     925000     925000    0                     12/1/2015
6132933687      2/1/2006    12/21/2005    360         552,000.00    774     920000     917500    0                     1/1/2016
6141141306      2/1/2006    11/23/2005    359       1,000,000.00    738    1750000          0    0                     12/1/2015
6147258930      1/1/2006    12/19/2005    360         545,000.00    786    1865000    1865000    0                     1/1/2016
6156960632      2/1/2006    11/23/2005    359         895,000.00    773     665000     665000    0                     12/1/2015
6165791416      2/1/2006    12/20/2005    360         700,000.00    784     805000     798314    0                     1/1/2016
6168437827      1/1/2006    12/1/2005     359         475,000.00    754     803000     800000    0                     12/1/2015
6173336667      1/1/2006    12/12/2005    360       1,300,000.00    769     595000     625000    0                     1/1/2016
6183372686      2/1/2006    12/9/2005     360         519,000.00    787    1200000    1175000    0                     1/1/2016
6186216013      2/1/2006    12/1/2005     359         900,000.00    782     820000     803592    0                     12/1/2015
6194415250      2/1/2006    12/27/2005    360         598,000.00    777    2150000          0    0                     1/1/2016
6198734599      2/1/2006    12/8/2005     360         550,000.00    784     680000     649000    0                     1/1/2016
6200509484      2/1/2006    12/13/2005    360         736,537.02    777    1125000    1125000    0                     1/1/2016
6211556714      1/1/2006    12/14/2005    360         949,000.00    649     940000          0    0                     1/1/2016
6226070339      2/1/2006    11/30/2005    359         540,000.00    677     650000     639000    0                     12/1/2015
6228389018      2/1/2006    11/21/2005    359         425,000.00    709     815000     830000    0                     12/1/2015
6247000083      2/1/2006    12/5/2005     360         559,200.00    729     675000          0    0                     1/1/2016
6248235092      2/1/2006    12/9/2005     360         617,000.00    773    1232000          0    0                     1/1/2016
6250452338      2/1/2006    12/20/2005    360         672,878.82    773     670000     670000    0                     1/1/2016
6256471126      2/1/2006    12/9/2005     360         750,000.00    758     845000     844833    0                     1/1/2016
6256743540      2/1/2006    11/23/2005    359         480,000.00    770     584000          0    0                     12/1/2015
6261165929      1/1/2006    12/16/2005    360         747,660.90    695     650000     645000    0                     1/1/2016
6261320755      1/1/2006    12/9/2005     360         448,000.00    750     685000     685000    0                     1/1/2016
6261840091      1/1/2006    12/5/2005     360         639,392.73    784    1000000     995000    0                     1/1/2016
6268352595      2/1/2006    12/6/2005     359         925,000.00    713     775000          0    0                     12/1/2015
6269400500      1/1/2006    11/29/2005    359         500,000.00    769     550000     550000    0                     12/1/2015
6279656042      1/1/2006    12/13/2005    360         530,272.00    752    1180000    1180000    0                     1/1/2016
6285819303      2/1/2006    12/21/2005    360         524,000.00    699    1550000          0    0                     1/1/2016
6288020347      1/1/2006    12/19/2005    360         491,521.80    751     690000          0    0                     1/1/2016
6294199069      1/1/2006    12/21/2005    360         453,600.00    792    1600000          0    0                     1/1/2016
6301141716      1/1/2006    11/28/2005    359         480,000.00    795     950000     988620    0                     12/1/2015
6302359168      1/1/2006    11/28/2005    359         784,799.04    729    2025000          0    0                     12/1/2015
6317621339      2/1/2006    12/12/2005    360         500,000.00    768    1100000          0    0                     1/1/2016
6318969224      2/1/2006    11/22/2005    359         428,400.00    700     680000          0    0                     12/1/2015
6323207685      2/1/2006    9/30/2005     357         780,000.00    743    2000000          0    0                     10/1/2015
6326741474      2/1/2006    11/21/2005    359         525,000.00    740     775000          0    0                     12/1/2015
6333553367      2/1/2006    12/2/2005     359         433,600.00    801    1300000    1200000    0                     12/1/2015
6345730896      2/1/2006    11/28/2005    359         531,000.00    765     837000          0    0                     12/1/2015
6352147802      2/1/2006    12/13/2005    360         568,000.00    799    1400000          0    0                     1/1/2016
6355652733      1/1/2006    11/30/2005    359         612,264.00    719     930000     921000    0                     12/1/2015
6367951636      2/1/2006    11/9/2005     359         700,000.00    674    1461000    1449000    0                     12/1/2015
6374699541      2/1/2006    12/6/2005     360       1,150,000.00    711     875000          0    0                     1/1/2016
6375635247      2/1/2006    12/20/2005    360         685,995.33    668     673000          0    0                     1/1/2016
6382644232      1/1/2006    12/9/2005     360         459,000.00    702     699000     699000    0                     1/1/2016
6391228985      2/1/2006    12/15/2005    360         600,000.00    788     773000          0    0                     1/1/2016
6401769846      2/1/2006    11/29/2005    359         684,000.00    748     845000     842268    0                     12/1/2015
6412049923      2/1/2006    12/2/2005     360         725,000.00    808    1131000          0    0                     1/1/2016
6414188703      1/1/2006    12/13/2005    360         514,000.00    802     600000     600000    0                     1/1/2016
6433929764      2/1/2006    11/28/2005    359         650,000.00    665    1175000          0    0                     12/1/2015
6435467342      1/1/2006    11/7/2005     359         506,400.00    796     561000          0    0                     12/1/2015
6443505711      2/1/2006    12/6/2005     359         568,000.00    635    1450000          0    0                     12/1/2015
6445033308      2/1/2006    12/20/2005    360         430,000.00    724    1200000          0    0                     1/1/2016
6446264373      2/1/2006    12/6/2005     359         692,000.00    779     948000     948000    0                     12/1/2015
6450744427      2/1/2006    11/29/2005    359         625,000.00    764     678500     662840    0                     12/1/2015
6459239643      2/1/2006    12/22/2005    360         470,000.00    751     665000     655000    0                     1/1/2016
6472292694      2/1/2006    11/30/2005    359         673,280.00    805     620000     615000    0                     12/1/2015
6472832689      2/1/2006    11/18/2005    359       1,200,000.00    807     598000     567000    0                     12/1/2015
6482603716      2/1/2006    11/30/2005    359         427,120.00    733     640000     640000    0                     12/1/2015
6485191248      2/1/2006    11/30/2005    359         895,000.00    783     982000     982000    0                     12/1/2015
6488018067      2/1/2006    12/9/2005     360         520,000.00    774     849000     849000    0                     1/1/2016
6500722407      1/1/2006    12/20/2005    360         625,000.00    777     612000          0    0                     1/1/2016
6524104228      2/1/2006    12/19/2005    360       1,000,000.00    678    1040000          0    0                     1/1/2016
6526581316      1/1/2006    12/12/2005    360         450,000.00    776     800000     725000    0                     1/1/2016
6530235297      2/1/2006    12/2/2005     360         650,000.00    785     542000     542000    0                     1/1/2016
6531437694      2/1/2006    12/20/2005    360       1,275,000.00    705     755000          0    0                     1/1/2016
6531473418      2/1/2006    11/10/2005    359         975,000.00    731     710000     720000    0                     12/1/2015
6541855661      2/1/2006    11/16/2005    359         776,000.00    772     789000     765330    0                     12/1/2015
6560247220      2/1/2006    12/20/2005    360       1,025,000.00    787     960000     960000    0                     1/1/2016
6566746472      2/1/2006    12/7/2005     360         578,000.00    738    1700000          0    0                     1/1/2016
6582464969      1/1/2006    11/30/2005    359         951,029.39    778    1310000          0    0                     12/1/2015
6586697002      1/1/2006    11/30/2005    359         425,000.00    767     890000          0    0                     12/1/2015
6589223137      2/1/2006    12/5/2005     360         447,000.00    737     850000     839000    0                     1/1/2016
6591562746      2/1/2006    11/23/2005    359         464,000.00    718     859000          0    0                     12/1/2015
6595005817      2/1/2006    12/15/2005    360         520,000.00    778    1300000    1196800    0                     1/1/2016
6596270782      1/1/2006    11/23/2005    359         639,500.00    776     700000          0    0                     12/1/2015
6603667350      2/1/2006    12/2/2005     360         420,000.00    743     880000          0    0                     1/1/2016
6604957388      1/1/2006    12/2/2005     359         474,400.00    726     633000          0    0                     12/1/2015
6614506183      1/1/2006    12/12/2005    360         436,000.00    718     710000          0    0                     1/1/2016
6631970354      2/1/2006    12/13/2005    360         717,142.00    704     640000     630000    0                     1/1/2016
6642500679      2/1/2006    11/28/2005    359         584,000.00    763     865000          0    0                     12/1/2015
6654206603      2/1/2006    12/19/2005    360         910,000.00    696     900000          0    0                     1/1/2016
6659938382      2/1/2006    12/19/2005    360         660,000.00    740     950000          0    0                     1/1/2016

Loan             Adjustment  1st Payment  Adjustment     Next Rate    Conversion             Rounding   Rounding         Product
Number           Frequency   Change Date  Frequency     Change Date      Flag      Margin     Factor     Flag         Description
-------------    ---------   -----------  ---------     -----------      ----      ------     ------     ----         -----------
6003763379           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6005335127           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6660544203           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6665536162           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6672704910           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6684532630           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6693067487           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6703997269           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6709026535           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6722296735           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6723527328           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6745119781           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6746396396           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6748625842           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6756982812           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10 YR NC LIBOR
6763317168           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6796284518           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6801183358           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6808866997           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6822748981           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6839630107           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6841022947           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6846535703           12        2/1/2016       12          1/1/2016        N         2.25        125        U      MR 10 YR NC LIBOR
6862325583           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6910084992           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6921147465           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6970922941           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6982913102           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6990850924           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6008475060           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6008877521           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6023397760           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6034141132           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6039122038           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6056061580           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6069502422           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6070290082           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6073723865           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6078067904           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6079405269           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6081749076           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6082978450           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6091600590           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6103183478           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6104344558           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6117672391           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6132933687           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6141141306           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6147258930           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6156960632           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6165791416           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6168437827           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6173336667           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6183372686           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6186216013           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6194415250           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6198734599           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10 YR NC LIBOR
6200509484           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6211556714           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6226070339           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6228389018           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6247000083           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6248235092           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6250452338           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6256471126           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6256743540           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6261165929           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6261320755           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6261840091           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10 YR NC LIBOR
6268352595           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6269400500           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6279656042           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6285819303           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6288020347           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6294199069           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6301141716           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6302359168           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6317621339           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6318969224           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6323207685           12       11/1/2015       12         10/1/2015        N         2.25        125        U         10/1 NCONF IO
6326741474           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6333553367           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6345730896           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6352147802           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6355652733           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6367951636           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6374699541           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6375635247           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6382644232           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6391228985           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6401769846           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6412049923           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6414188703           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6433929764           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6435467342           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6443505711           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6445033308           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6446264373           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6450744427           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6459239643           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6472292694           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6472832689           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6482603716           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6485191248           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10 YR NC LIBOR
6488018067           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6500722407           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6524104228           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6526581316           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6530235297           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10 YR NC LIBOR
6531437694           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6531473418           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6541855661           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6560247220           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6566746472           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6582464969           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6586697002           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6589223137           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6591562746           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6595005817           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6596270782           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6603667350           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6604957388           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6614506183           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6631970354           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6642500679           12        1/1/2016       12         12/1/2015        N         2.25        125        U         10/1 NCONF IO
6654206603           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO
6659938382           12        2/1/2016       12          1/1/2016        N         2.25        125        U         10/1 NCONF IO

Loan                                     Lookback   1st Change     Life        Max           Minimum            Periodic
Number              Index                  Days        Cap         Cap         Rate            Rate             Rate Cap
6003763379        1 yr libor                45          5           5         11.125           2.25               2.00
6005335127        1 yr libor                45          5           5         11.25            2.25               2.00
6660544203        1 yr libor                45          5           5           11             2.25               2.00
6665536162        1 yr libor                45          5           5         11.125           2.25               2.00
6672704910        1 yr libor                45          5           5         10.625           2.25               2.00
6684532630        1 yr libor                45          5           5         11.375           2.25               2.00
6693067487        1 yr libor                45          5           5         10.75            2.25               2.00
6703997269        1 yr libor                45          5           5          10.5            2.25               2.00
6709026535        1 yr libor                45          5           5         11.125           2.25               2.00
6722296735        1 yr libor                45          5           5         11.25            2.25               2.00
6723527328        1 yr libor                45          5           5         10.875           2.25               2.00
6745119781        1 yr libor                45          5           5         11.125           2.25               2.00
6746396396        1 yr libor                45          5           5         10.875           2.25               2.00
6748625842        1 yr libor                45          5           5         11.625           2.25               2.00
6756982812        1 yr libor                45          5           5          10.5            2.25               2.00
6763317168        1 yr libor                45          5           5         10.625           2.25               2.00
6796284518        1 yr libor                45          5           5         10.875           2.25               2.00
6801183358        1 yr libor                45          5           5         11.25            2.25               2.00
6808866997        1 yr libor                45          5           5         11.125           2.25               2.00
6822748981        1 yr libor                45          5           5           11             2.25               2.00
6839630107        1 yr libor                45          5           5         10.875           2.25               2.00
6841022947        1 yr libor                45          5           5           11             2.25               2.00
6846535703        1 yr libor                45          5           5         10.875           2.25               2.00
6862325583        1 yr libor                45          5           5         10.625           2.25               2.00
6910084992        1 yr libor                45          5           5         10.875           2.25               2.00
6921147465        1 yr libor                45          5           5           11             2.25               2.00
6970922941        1 yr libor                45          5           5         11.125           2.25               2.00
6982913102        1 yr libor                45          5           5         10.625           2.25               2.00
6990850924        1 yr libor                45          5           5         11.125           2.25               2.00
6008475060        1 yr libor                45          5           5         11.25            2.25               2.00
6008877521        1 yr libor                45          5           5         11.25            2.25               2.00
6023397760        1 yr libor                45          5           5         11.25            2.25               2.00
6034141132        1 yr libor                45          5           5          10.5            2.25               2.00
6039122038        1 yr libor                45          5           5         10.875           2.25               2.00
6056061580        1 yr libor                45          5           5         11.125           2.25               2.00
6069502422        1 yr libor                45          5           5         10.75            2.25               2.00
6070290082        1 yr libor                45          5           5          10.5            2.25               2.00
6073723865        1 yr libor                45          5           5         11.25            2.25               2.00
6078067904        1 yr libor                45          5           5         11.25            2.25               2.00
6079405269        1 yr libor                45          5           5         10.875           2.25               2.00
6081749076        1 yr libor                45          5           5         10.625           2.25               2.00
6082978450        1 yr libor                45          5           5         10.75            2.25               2.00
6091600590        1 yr libor                45          5           5           11             2.25               2.00
6103183478        1 yr libor                45          5           5         11.375           2.25               2.00
6104344558        1 yr libor                45          5           5         10.375           2.25               2.00
6117672391        1 yr libor                45          5           5           11             2.25               2.00
6132933687        1 yr libor                45          5           5         11.375           2.25               2.00
6141141306        1 yr libor                45          5           5         11.375           2.25               2.00
6147258930        1 yr libor                45          5           5         11.375           2.25               2.00
6156960632        1 yr libor                45          5           5         10.875           2.25               2.00
6165791416        1 yr libor                45          5           5           11             2.25               2.00
6168437827        1 yr libor                45          5           5         11.125           2.25               2.00
6173336667        1 yr libor                45          5           5           11             2.25               2.00
6183372686        1 yr libor                45          5           5         10.75            2.25               2.00
6186216013        1 yr libor                45          5           5           11             2.25               2.00
6194415250        1 yr libor                45          5           5         11.25            2.25               2.00
6198734599        1 yr libor                45          5           5         10.625           2.25               2.00
6200509484        1 yr libor                45          5           5         11.25            2.25               2.00
6211556714        1 yr libor                45          5           5           11             2.25               2.00
6226070339        1 yr libor                45          5           5           11             2.25               2.00
6228389018        1 yr libor                45          5           5         11.25            2.25               2.00
6247000083        1 yr libor                45          5           5         11.25            2.25               2.00
6248235092        1 yr libor                45          5           5         11.125           2.25               2.00
6250452338        1 yr libor                45          5           5         10.75            2.25               2.00
6256471126        1 yr libor                45          5           5         11.25            2.25               2.00
6256743540        1 yr libor                45          5           5          11.5            2.25               2.00
6261165929        1 yr libor                45          5           5         11.25            2.25               2.00
6261320755        1 yr libor                45          5           5           11             2.25               2.00
6261840091        1 yr libor                45          5           5         10.875           2.25               2.00
6268352595        1 yr libor                45          5           5         10.875           2.25               2.00
6269400500        1 yr libor                45          5           5           11             2.25               2.00
6279656042        1 yr libor                45          5           5         10.875           2.25               2.00
6285819303        1 yr libor                45          5           5           11             2.25               2.00
6288020347        1 yr libor                45          5           5         11.125           2.25               2.00
6294199069        1 yr libor                45          5           5         10.75            2.25               2.00
6301141716        1 yr libor                45          5           5         9.875            2.25               2.00
6302359168        1 yr libor                45          5           5         11.125           2.25               2.00
6317621339        1 yr libor                45          5           5         11.25            2.25               2.00
6318969224        1 yr libor                45          5           5           11             2.25               2.00
6323207685        1 yr libor                45          5           5         10.625           2.25               2.00
6326741474        1 yr libor                45          5           5         10.875           2.25               2.00
6333553367        1 yr libor                45          5           5         11.75            2.25               2.00
6345730896        1 yr libor                45          5           5         11.25            2.25               2.00
6352147802        1 yr libor                45          5           5         11.25            2.25               2.00
6355652733        1 yr libor                45          5           5         11.125           2.25               2.00
6367951636        1 yr libor                45          5           5         11.125           2.25               2.00
6374699541        1 yr libor                45          5           5           11             2.25               2.00
6375635247        1 yr libor                45          5           5         11.125           2.25               2.00
6382644232        1 yr libor                45          5           5           11             2.25               2.00
6391228985        1 yr libor                45          5           5         11.625           2.25               2.00
6401769846        1 yr libor                45          5           5         10.875           2.25               2.00
6412049923        1 yr libor                45          5           5         10.875           2.25               2.00
6414188703        1 yr libor                45          5           5           11             2.25               2.00
6433929764        1 yr libor                45          5           5         11.375           2.25               2.00
6435467342        1 yr libor                45          5           5           11             2.25               2.00
6443505711        1 yr libor                45          5           5         11.25            2.25               2.00
6445033308        1 yr libor                45          5           5         11.125           2.25               2.00
6446264373        1 yr libor                45          5           5         10.25            2.25               2.00
6450744427        1 yr libor                45          5           5           11             2.25               2.00
6459239643        1 yr libor                45          5           5         10.625           2.25               2.00
6472292694        1 yr libor                45          5           5         11.125           2.25               2.00
6472832689        1 yr libor                45          5           5         10.75            2.25               2.00
6482603716        1 yr libor                45          5           5         10.875           2.25               2.00
6485191248        1 yr libor                45          5           5         10.875           2.25               2.00
6488018067        1 yr libor                45          5           5         10.875           2.25               2.00
6500722407        1 yr libor                45          5           5          11.5            2.25               2.00
6524104228        1 yr libor                45          5           5         11.375           2.25               2.00
6526581316        1 yr libor                45          5           5         11.25            2.25               2.00
6530235297        1 yr libor                45          5           5         10.875           2.25               2.00
6531437694        1 yr libor                45          5           5         11.125           2.25               2.00
6531473418        1 yr libor                45          5           5         10.875           2.25               2.00
6541855661        1 yr libor                45          5           5         10.875           2.25               2.00
6560247220        1 yr libor                45          5           5         10.875           2.25               2.00
6566746472        1 yr libor                45          5           5         11.125           2.25               2.00
6582464969        1 yr libor                45          5           5           11             2.25               2.00
6586697002        1 yr libor                45          5           5         11.375           2.25               2.00
6589223137        1 yr libor                45          5           5         10.75            2.25               2.00
6591562746        1 yr libor                45          5           5          11.5            2.25               2.00
6595005817        1 yr libor                45          5           5         10.625           2.25               2.00
6596270782        1 yr libor                45          5           5         11.25            2.25               2.00
6603667350        1 yr libor                45          5           5         11.625           2.25               2.00
6604957388        1 yr libor                45          5           5         10.875           2.25               2.00
6614506183        1 yr libor                45          5           5           11             2.25               2.00
6631970354        1 yr libor                45          5           5         11.125           2.25               2.00
6642500679        1 yr libor                45          5           5           11             2.25               2.00
6654206603        1 yr libor                45          5           5         11.25            2.25               2.00
6659938382        1 yr libor                45          5           5         11.375           2.25               2.00

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   Wells Fargo Bank, N.A.
      1015 10th Avenue, S.E.
      Minneapolis, Minnesota  55414-0031
      Attn:  Inventory Control

      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, issued pursuant to a Pooling and Servicing Agreement dated January 27,
            2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee
            ------------------------------------------------------------

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
-----

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By:
                                        --------------------------------------
                                          (authorized signer of Bank of
                                          America, National Association)


                                    Issuer:
                                           -----------------------------------
                                    Address:
                                            ----------------------------------

                                    ------------------------------------------
                                    Date:
                                         -------------------------------------

Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian                           Date

                                    EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee.


                              [---------------],

                              By:
                                   -------------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                      ----------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2006-A

      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, Class ___, having an initial aggregate Certificate Balance as of January 27, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2006-A

      Re:   Banc of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2006-A, Class ___, having an initial aggregate Certificate Balance as of January 27, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and Wells Fargo Bank, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.


--------------------------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.



      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and Wells Fargo Bank, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    IF AN ADVISER:

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Date:
                                         -------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services - BOAMS 2006-A

      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, Class ___, having an initial aggregate Certificate Principal Balance as of January 27, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA-RESTRICTED CERTIFICATES


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2006-A

      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, Class ___, having an initial aggregate Certificate Principal Balance as of January 27, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_____________________] (the "Transferor") to [________________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) With respect to the Class B-4, Class B-5 and Class B-6 Certificates only, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                    EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                  Banc of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated January 27, 2006, (the "Agreement"), relating to the above-referenced Series, by and among Banc of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9. The taxpayer identification number of the Transferee's nominee is
___________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

      13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                      Name:
                                       Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____







                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                  ATTACHMENT A

                                       to

   AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF
                1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

      The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR

      The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

      (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                           CONTENTS OF SERVICING FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, National Association (the "Servicer") and ___________________ (the "Loss Mitigation Advisor").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Banc of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Subordinate Certificates"). The Subordinate Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Banc of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and Wells Fargo Bank, N.A., as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Subordinate Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Subordinate Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection
      2.01 (a)(i), (a)(ii), (a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Subordinate Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.



                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a) in the case of the Servicer,

                  Bank of America, National Association
                  101 South Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b) in the case of the Loss Mitigation Advisor,

                  -----------------------



            (c) in the case of the Purchaser:

                  -----------------------




            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, National
Association

                                          By:_________________________________
                                          Name:______________________________

Title:________________________________


                                          Loss Mitigation Advisor
                                          _______________________

                                          By:_________________________________
                                          Name:
                                          Title:

                  PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Subordinate Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:________________________________

                                       Name:______________________________

                                       Title:_______________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland

                                    EXHIBIT M

                  FORM OF INITIAL CERTIFICATION OF THE TRUSTEE

                                January 27, 2006

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: BOAMS 2006-A

Banc of America Mortgage Securities, Inc.
Secondary Marketing
214 North Tryon Street, 5th Floor
Charlotte, North Carolina  28255
NC1-027-22-02
Attn: Jerald Jubulis

Bank of America, National Association
Secondary Marketing
214 North Tryon Street, 5th Floor
Charlotte, North Carolina  28255
NC1-022-0510
Attn: Jerald Jubulis


      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, issued pursuant to a Pooling and Servicing Agreement dated January 27,
            2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee
            ------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                    WELLS FARGO BANK, N.A.,
                                      as Trustee

                                    By:
                                         -------------------------------
                                    Name:
                                           -----------------------------
                                    Title:
                                            ----------------------------

                                    EXHIBIT N

                   FORM OF FINAL CERTIFICATION OF THE TRUSTEE


                            [__________ __, ____]


Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: BOAMS 2006-A

Banc of America Mortgage Securities, Inc.
Secondary Marketing
214 North Tryon Street, 5th Floor
Charlotte, North Carolina  28255
NC1-027-22-02
Attn: Jerald Jubulis

Bank of America, National Association
Secondary Marketing
214 North Tryon Street, 5th Floor
Charlotte, North Carolina  28255
NC1-022-0510
Attn: Jerald Jubulis


      Re: Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-A, issued pursuant to a Pooling and Servicing Agreement dated January 27,
            2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee
            ------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                    WELLS FARGO BANK, N.A.,
                                      as Trustee

                                    By:
                                         -------------------------------
                                    Name:
                                           -----------------------------
                                    Title:
                                            ----------------------------

                                    EXHIBIT O

                      Form of Sarbanes-Oxley Certification

                    Banc of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

      I, [________], a [_____________] of Bank of America, National Association (the "Servicer"), certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Mortgage 2006-A Trust (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the Servicer and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the Servicer has fulfilled its obligations under the pooling and servicing agreement, dated January 27, 2006, among Banc of America Mortgage Securities, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and the Servicer; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A.

[_________], 20


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT P

     Form of Certification to be Provided by the Trustee to the Servicer

                  Banc of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

      Re: Banc of America Mortgage 2006-A Trust (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-A, issued pursuant to a Pooling and Servicing Agreement dated January 27, 2006 (the "Pooling Agreement"), among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee
            ------------------------------------------------------------

            The Trustee hereby certifies to the Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the annual report on Form 10 K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10 D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. To my knowledge, the distribution information required to be provided by the Trustee under the Pooling Agreement for inclusion in the Reports is included in the Reports;

4. I am responsible for reviewing the activities performed by the Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling Agreement in all material respects; and

5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.


                                       WELLS FARGO BANK, N.A.
                                          as Trustee


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT Q


         Servicing Criteria to be Addressed in Assessment of Compliance

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
-------------------- --------------------------------------------------------------------- ----------- ----------
     Reference                                     Criteria                                 Servicer    Trustee
-------------------- --------------------------------------------------------------------- ----------- ----------
-------------------- --------------------------------------------------------------------- ----------- ----------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance         X           X
                     or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third              X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the       X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the appropriate             X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to        X           X
                     an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows         X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with              X           X
                     respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured               X           X
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized             X           X
                     access.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all                   X           X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(3)(i)        Reports to investors, including those to be filed with the                            X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance                     X
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                      X
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                         X
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as required        X           X
                     by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Mortgage loan and related documents are safeguarded as required by        X           X
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are            X
                     made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in                X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with the        X
                     Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's               X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,             X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the          X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage loans       X
                     with variable rates are computed based on the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow          X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance           X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be           X
                     made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer,
                     or such other number of days specified in the transaction                 X
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are                 X           X
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------


[BANK OF AMERICA, NATIONAL ASSOCIATION] [WELLS FARGO BANK, N.A.]


Date: _________________________


By:
Name:       ________________________________
Title:      ________________________________

                                   EXHIBIT R-1

                        ADDITIONAL FORM 10-D INFORMATION


----------------------------------------------------------- ----------------------------------------------------------

                    Item on Form 10-D                                           Party Responsible
----------------------------------------------------------- ----------------------------------------------------------
     Item 1: Distribution and Pool Performance                                      Servicer
                      Information                                                    Trustee

Any information required by Item 1121 of Regulation
     AB which is not included on the Distribution
                    Date Statement
----------------------------------------------------------- ----------------------------------------------------------
             Item 2: Legal Proceedings                        (i) All parties to the Agreement (as to themselves),
                                                            (ii) the Trustee and Servicer as to the Trust, (iii) the
           per Item 1117 of Regulation AB                     Depositor as to the Sponsor or any Regulation AB Item
                                                                                1100(d)(1) party
----------------------------------------------------------- ----------------------------------------------------------
   Item 3: Sale of Securities and Use of Proceeds                                   Depositor
----------------------------------------------------------- ----------------------------------------------------------
      Item 4: Defaults Upon Senior Securities                                        Trustee
----------------------------------------------------------- ----------------------------------------------------------
     Item 5: Submission of Matters to a Vote of                                      Trustee
                   Security Holders
----------------------------------------------------------- ----------------------------------------------------------
    Item 6: Significant Obligors of Pool Assets                                        N/A
----------------------------------------------------------- ----------------------------------------------------------
      Item 7: Significant Enhancement Provider                                         N/A
                      Information
----------------------------------------------------------- ----------------------------------------------------------
             Item 8: Other Information                        Any party to the Agreement responsible for disclosure
                                                                                items on Form 8-K
----------------------------------------------------------- ----------------------------------------------------------
                                                                                    Depositor
                  Item 9: Exhibits                                                   Trustee
----------------------------------------------------------- ----------------------------------------------------------

                                   EXHIBIT R-2

                        ADDITIONAL FORM 10-K INFORMATION


------------------------------------------------------- -------------------------------------------------------------

                  Item on Form 10-K                                          Party Responsible
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
           Item 9B: Other Information                   Any party to the Agreement responsible for disclosure items on Form 8-K

------------------------------------------------------- -------------------------------------------------------------
     Item 15: Exhibits, Financial Statement                                       Trustee
                     Schedules                                                   Depositor
------------------------------------------------------- -------------------------------------------------------------
                Additional Item:                         (i) All parties to the Agreement (as to themselves), (ii)
                                                            the Trustee and Servicer as to the Trust, (iii) the
   Disclosure per Item 1117 of Regulation AB               Depositor as to the Sponsor or any Regulation AB Item
                                                                              1100(d)(1) party
------------------------------------------------------- -------------------------------------------------------------
                Additional Item:                         (i) All parties to the Agreement as to themselves and (ii)
   Disclosure per Item 1119 of Regulation AB                          the Depositor as to the Sponsor
------------------------------------------------------- -------------------------------------------------------------
                Additional Item:                                                    N/A
  Disclosure per Item 1112(b) of Regulation AB
------------------------------------------------------- -------------------------------------------------------------
                Additional Item:                                                    N/A
  Disclosure per Items 1114(b) and 1115(b) of
                   Regulation AB
------------------------------------------------------- -------------------------------------------------------------

                                         EXHIBIT R-3

                                     FORM 8-K INFORMATION

---------------------------------------------- --------------------------------------------------
              Item on Form 8-K                                 Party Responsible
---------------------------------------------- --------------------------------------------------
    Item 1.01- Entry into a Material            The party to this Agreement entering into such
           Definitive Agreement                          material definitive agreement
---------------------------------------------- --------------------------------------------------
  Item 1.02- Termination of a Material              The party to this Agreement requesting
           Definitive Agreement                 termination of a material definitive agreement
---------------------------------------------- --------------------------------------------------
 Item 1.03- Bankruptcy or Receivership                             Depositor
---------------------------------------------- --------------------------------------------------
   Item 2.04- Triggering Events that                               Servicer
     Accelerate or Increase a Direct                                Trustee
  Financial Obligation or an Obligation
  under an Off-Balance Sheet Arrangement
---------------------------------------------- --------------------------------------------------
  Item 3.03- Material Modification to                               Trustee
        Rights of Security Holders
---------------------------------------------- --------------------------------------------------
  Item 5.03- Amendments of Articles of                             Depositor
    Incorporation or Bylaws; Change of                             Servicer
               Fiscal Year                                          Trustee
---------------------------------------------- --------------------------------------------------
    Item 6.01- ABS Informational and                               Depositor
          Computational Material
---------------------------------------------- --------------------------------------------------
Item 6.02- Change of Servicer or Trustee                           Servicer
                                                                    Trustee
---------------------------------------------- --------------------------------------------------
Item 6.03- Change in Credit Enhancement                               N/A
           or External Support
---------------------------------------------- --------------------------------------------------
 Item 6.04- Failure to Make a Required                              Trustee
               Distribution
---------------------------------------------- --------------------------------------------------
   Item 6.05- Securities Act Updating                              Depositor
                Disclosure
---------------------------------------------- --------------------------------------------------
  Item 7.01- Regulation FD Disclosure                              Depositor
---------------------------------------------- --------------------------------------------------
               Item 8.01                                           Depositor
---------------------------------------------- --------------------------------------------------
               Item 9.01                                           Depositor